      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 2002.


                                                              FILE NO. 333-23271
                                                              FILE NO. 811-08091

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER

                           THE SECURITIES ACT OF 1933


                        PRE-EFFECTIVE AMENDMENT NO. [ ]
                       POST-EFFECTIVE AMENDMENT NO. 8 [X]
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                       POST-EFFECTIVE AMENDMENT NO. 8 [X]


                                   ----------

                        THE PRUDENTIAL DISCOVERY SELECT
                                 GROUP VARIABLE
                                CONTRACT ACCOUNT
                           (Exact Name of Registrant)


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              (Name of Depositor)
                       213 WASHINGTON STREET, 15TH FLOOR
                             NEWARK, NJ 07102-2992
                  DEPOSITOR'S TELEPHONE NUMBER: (973) 802-7333

                                   ----------

                          C. CHRISTOPHER SPRAGUE, ESQ.
                           ASSISTANT GENERAL COUNSEL
                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                       213 WASHINGTON STREET, 15TH FLOOR
                             NEWARK, NJ 07102-2992
               (Name and address of agent for service of process)

                                    Copy to:

                          CHRISTOPHER E. PALMER, ESQ.
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVE., N.W.
                             WASHINGTON, D.C. 20036

                                   ----------

It is proposed that this filing will become effective (check appropriate space):

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

     [X] on May 1, 2002 pursuant to paragraph (b) of Rule 485


     [ ] 60 days after filing pursuant to paragraph (a) of Rule 485


     [ ] on May 1, 2002 pursuant to paragraph (a) of Rule 485



                      Title of Securities Being Registered:

                 Interests in Group Variable Annuity Contracts.

================================================================================

PROSPECTUS                                                         MAY 1, 2002


THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT
GROUP VARIABLE ANNUITY CONTRACTS

DISCOVERY SELECT
         -----------------------
            GROUP RETIREMENT ANNUITY

This prospectus describes the DISCOVERY SELECT(SM) Group Variable Annuity Contracts* (the "Contracts"). The Contracts are group variable annuity contracts sold by The Prudential Insurance Company of America ("Prudential") to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 as amended (the "Code") and to non-qualified defined contribution annuity plans. In this Prospectus, Prudential may be referred to as either "Prudential" or as "we" or "us". We may refer to a participant under a retirement plan as "you."

We sell one of the Contracts (the "Small Plan Contract") exclusively to retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer participants. We may delegate most of the administrative services in connection with those Contracts to a third party recordkeeper (the "Small Plan Contract Recordkeeper").

As a plan participant, you can allocate contributions made on your behalf in a number of ways. You can allocate contributions to one or more of the 22 Subaccounts. Each Subaccount invests in one of the following portfolios of The Prudential Series Fund, Inc. (the "Prudential Series Fund") or other listed portfolios (collectively, the "Funds"):


                                      THE PRUDENTIAL SERIES FUND, INC.
Money Market Portfolio                   Flexible Managed Portfolio                  Equity Portfolio
Diversified Bond Portfolio               High Yield Bond Portfolio                   Jennison Portfolio
Government Income Portfolio              Stock Index Portfolio                       Global Portfolio
Conservative Balanced Portfolio          Prudential Value Portfolio


-------------------------------------------------------------------------------

                          AIM VARIABLE INSURANCE FUNDS

         AIM V.I. Core Equity Fund         AIM V.I. Premier Equity Fund

      CREDIT SUISSE TRUST                         JANUS ASPEN SERIES
Global Post-Venture Capital Portfolio              Growth Portfolio
                                             International Growth Portfolio

MFS VARIABLE INSURANCE TRUST                 OCC ACCUMULATION TRUST
  Emerging Growth Series                        Managed Portfolio
     Research Series                           Small Cap Portfolio

T. ROWE PRICE EQUITY SERIES, INC.      T. ROWE PRICE INTERNATIONAL SERIES, INC.
   Equity Income Portfolio                International Stock Portfolio

You also can allocate contributions to the Guaranteed Interest Account, which guarantees a stipulated rate of interest if held for a specified period of time. In this Prospectus, we do not describe that account in detail. Rather, we mention the Guaranteed Interest Account only where necessary to explain how the Prudential Discovery Select Group Variable Contract Account works.

                                ---------------

In this Prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information ("SAI"), dated May 1, 2002. That SAI is legally a part of this Prospectus. If you are a participant in certain types of plans (generally 403(b) plans), you can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The SEC's mailing address is 450 Fifth Street, N.W., Washington, DC 20549, and its public reference number is (800) SEC-0330.

The accompanying prospectuses for the Funds and the related statements of additional information describe the investment objectives and risks of investing in the Funds. We may offer additional Funds and Subaccounts in the future. The contents of the SAI with respect to the Contracts appears on page 41 of this Prospectus.

                                ---------------

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR EACH OF THE FUNDS. READ THOSE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

AS WITH ALL VARIABLE ANNUITY CONTRACTS, THE FACT THAT WE HAVE REGISTERED THE CONTRACTS WITH THE SEC DOES NOT MEAN THAT THE SEC HAS DETERMINED THAT THE CONTRACTS ARE A GOOD INVESTMENT. NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                         PRUDENTIAL RETIREMENT SERVICES
                             30 Scranton Office Park
                             Scranton, PA 18507-1789
                            Telephone 1-800-458-6333

* DISCOVERY SELECT IS A SERVICE MARK OF PRUDENTIAL

                              PROSPECTUS CONTENTS

                                                                           PAGE
                                                                           ----
GLOSSARY ................................................................    1
BRIEF DESCRIPTION OF THE CONTRACTS ......................................    2
FEE TABLES 4
GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER
  THE CONTRACTS .........................................................   12
  PRUDENTIAL INSURANCE COMPANY OF AMERICA ...............................   12
  PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT ...........   12
  THE FUNDS .............................................................   13
  GUARANTEED INTEREST ACCOUNT ...........................................   16
THE CONTRACTS ...........................................................   16
  THE ACCUMULATION PERIOD ...............................................   16
  ALLOCATION OF PURCHASE PAYMENTS .......................................   18
  ASSET ALLOCATION PROGRAM ..............................................   18
  TRANSFERS .............................................................   18
  DOLLAR COST AVERAGING .................................................   20
  AUTO-REBALANCING ......................................................   20
  WITHDRAWALS ...........................................................   20
  SYSTEMATIC WITHDRAWAL PLAN ............................................   21
  TEXAS OPTIONAL RETIREMENT PLAN ........................................   22
  DEATH BENEFIT .........................................................   23
  DISCONTINUANCE OF CONTRIBUTIONS .......................................   25
  LOAN PROVISION 25
  MODIFIED PROCEDURES ...................................................   26
CHARGES, FEES AND DEDUCTIONS ............................................   26
  ADMINISTRATIVE FEE AND ANNUAL ACCOUNT CHARGE ..........................   26
  CHARGE FOR ASSUMING MORTALITY AND EXPENSE RISKS .......................   27
  EXPENSES INCURRED BY THE FUNDS ........................................   27
  WITHDRAWAL CHARGE .....................................................   27
  LIMITATIONS ON WITHDRAWAL CHARGE ......................................   28
  TAXES ATTRIBUTABLE TO PREMIUM .........................................   29
  REQUESTS, CONSENTS AND NOTICES ........................................   30
FEDERAL TAX STATUS ......................................................   30
NONQUALIFIED ARRANGEMENTS USING THE CONTRACTS ...........................   32
EFFECTING AN ANNUITY ....................................................   35
  LIFE ANNUITY WITH PAYMENTS CERTAIN ....................................   36
  ANNUITY CERTAIN .......................................................   36
  JOINT AND SURVIVOR ANNUITY WITH PAYMENTS CERTAIN ......................   36
  PURCHASING THE ANNUITY 36
  SPOUSAL CONSENT RULES FOR CERTAIN RETIREMENT PLANS ....................   37
OTHER INFORMATION .......................................................   37
  MISSTATEMENT OF AGE OR SEX ............................................   37
  SALE OF THE CONTRACT AND SALES COMMISSIONS ............................   37
  VOTING RIGHTS .........................................................   38
  SUBSTITUTION OF FUND SHARES ...........................................   39
  PERFORMANCE INFORMATION ...............................................   39
  REPORTS TO PARTICIPANTS ...............................................   39
  STATE REGULATION ......................................................   40
  LITIGATION ............................................................   40
  STATEMENT OF ADDITIONAL INFORMATION ...................................   41
  ADDITIONAL INFORMATION ................................................   41

                                    GLOSSARY

ACCOUNT--See the Prudential Discovery Select Group Variable Contract Account (the "Discovery Account") below.

ACCUMULATION PERIOD--The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Discovery Account, or the interest rate credited under the Guaranteed Interest Account, as selected.

ANNUITANT--The person or persons upon whose life or lives monthly annuity payments are based after an annuity is effected.

BENEFICIARY--A person designated to receive benefits from funds held under the Contract.

BUSINESS DAY--A day on which both the New York Stock Exchange and Prudential are open for business. Code--The Internal Revenue Code of 1986, as amended.

CONTRACTHOLDER--The employer, association or trust to which Prudential has issued a Contract.

CONTRACTS--The Group Variable Annuity Contracts that we describe in this Prospectus and offer for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code and with non-qualified annuity arrangements. The Small Plan Contract is one of such Contracts.

CONTRACT VALUE--The dollar amount held under a Contract.

EMPLOYER--The sponsor of the retirement plan or non-qualified annuity arrangement.

FUNDS--The Portfolios of the Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., Janus Aspen Series, MFS Variable Insurance Trust, Credit Suisse Warburg Pincus Trust, and OCC Accumulation Trust available under the Contracts.

GENERAL ACCOUNT--The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.

GUARANTEED INTEREST ACCOUNT--An allocation option under the Contract backed by Prudential's General Account, or under certain Contracts, a separate account. It is not part of nor dependent upon the investment performance of the Discovery Account. This Prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.

PARTICIPANT--A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract.

PARTICIPANT ACCOUNT--An account established for each Participant to record the amount credited to the Participant under the Contract.

PARTICIPANT ACCOUNT VALUE--The dollar amount held in a Participant Account.

PRUDENTIAL--The Prudential Insurance Company of America. "We," "us," or "our" means Prudential.

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT--A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding Fund Portfolios.

SMALL PLAN CONTRACT--A type of Contract used exclusively with retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer Participants.

SUBACCOUNT--A division of the Discovery Account, the assets of which are invested in shares of the corresponding portfolio of the Funds.

UNIT AND UNIT VALUE--We credit a Participant with Units for each Subaccount in which he invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the Funds in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this Prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount. Because of its differing charges, the Small Plan Contract will have different Unit Values than the other Contracts. Other Contracts, as to which we have lowered the asset-based administrative fee, also will have different Unit Values.

VALUATION PERIOD--The period of time from one determination of the value of the amount invested in a Subaccount to the next. We make such determinations when the net asset values of the Funds are calculated, which is generally as of 4:00 p.m. Eastern time on each day during which the New York Stock Exchange and Prudential are open. Currently, the Prudential business unit that receives transaction requests for the Contracts is open each day on which the New York Stock Exchange is open.

VARIABLE INVESTMENT OPTIONS--The Subaccounts.

                       BRIEF DESCRIPTION OF THE CONTRACTS

Prudential offers the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and to nonqualified annuity arrangements. The Contracts are group annuity contracts that we typically issue to employers. These employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a "Participant."

The value of a Participant's investment depends upon the performance of the selected investment option[s]. Currently, there are 22 variable investment options, each of which is called a Subaccount. We invest the assets of each Subaccount in one of the Funds listed beginning on page 13. You may direct contributions to one or a combination of variable investment options as well as the Guaranteed Interest Account. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the annuity date. We also provide for a death benefit under the Contract.

Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.

Prudential assesses charges under the Contracts for the costs of selling and distributing the Contracts, for administering the Contracts, and for assuming mortality and expense risks under the Contracts. We deduct a mortality and expense risk charge equal to an annual rate of 0.15% from the assets held in the variable investment options with respect to all the Contracts. We deduct an administrative charge from the assets held in the variable investment options, which charge is equal to a maximum annual rate of 0.85% for Contracts other than the Small Plan Contract. For the Small Plan Contract, we deduct an administrative charge equal to an annual rate of 1.05% from the assets held in the variable investment options. You can find further details about the administrative charge in the Fee Tables, pages 4 and 5, and under Administrative Fee and Annual Account Charge, page 26.

With respect to Contracts other than the Small Plan Contract, we assess an additional administrative charge of up to $32 per Participant (the annual account charge) on the last Business Day of each calendar year and at the time of a full withdrawal. We will prorate this annual account charge for new Participants on a monthly basis for their first year of participation. With respect to the Small Plan Contract, we assess an annual administrative charge of up to $32 per Participant either (i) quarterly, on or about 14 days after the end of each quarter or (ii) annually, on the last Business Day of the calendar year. We do not prorate this charge for new Participants under the Small Plan Contract.

Under Contracts other than the Small Plan Contract, we may impose a withdrawal charge upon withdrawals made in the first five years after the initial contribution made on behalf of a Participant. The maximum withdrawal charge for such Contracts is 5% of the contributions made on behalf of the Participant. Participants in a Small Plan Contract do not pay a withdrawal charge when they redeem some or all of their Units in the Account or their Participant Account Value in the Guaranteed Interest Account. Instead, Prudential will assess a withdrawal charge of up to 5% of the amount of Participant and Employer contributions that are withdrawn in connection with a full or partial termination by the Employer of its participation in the Small Plan Contract. Prudential will impose this withdrawal charge only during the first 5 years following the effective date of the Small Plan Contract. We will consider an Employer to have fully or partially terminated its participation in the Small Plan Contract if it provides Prudential notice of its intent to terminate the Contract, if the plan terminates or is no longer a qualified plan, or if Prudential terminates the Contract by reason of the Contractholder failing to meet its contractual obligations.


A charge against each of the Funds' assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled Charges, Fees and Deductions, page 26.

Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See "Withdrawals," page 20. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% penalty tax on premature withdrawals. See "Federal Tax Status," page 30. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without the imposition of the withdrawal charge or tax liability.

As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants.

The procedures set out in this paragraph apply to Contracts other than the Small Plan Contract. You should send all written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims), to Prudential at the address shown on the cover of this Prospectus. You may effect permitted telephone transactions by calling Prudential at 1-800-458-6333. All permitted internet transactions may be made through www.prudential.com. You must send all permitted written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) By U.S. mail to: Prudential, P.O. Box 5410, Scranton, Pennsylvania 18505-5410; (2) Delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789; or (3) Fax to Prudential, Attention: Client Payments at: (570) 340-4328. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record-keeping services that would otherwise be performed by Prudential. See "Modified Procedures," page 26.

The procedures described in this paragraph apply exclusively to the Small Plan Contracts. Participants under such Contracts must send all permitted written communications (including written requests to effect a purchase, withdrawal or other transaction) and death benefit claims to the Small Plan Contract Recordkeeper at the address provided by Prudential. Participants may effect certain transactions under their Small Plan Contract, and otherwise communicate with respect to their Contract, by contacting the Small Plan Contract Recordkeeper at the telephone number or internet site provided by Prudential in Participant enrollment materials or other direct communication to the Contractholder or Participants. Transactions (including death benefit claims) conveyed to the Small Plan Contract Recordkeeper will be deemed effective on a given Business Day if received in good order prior to 4:00 p.m. Eastern time on that Business Day. For purposes of the preceding sentence, we define "good order" generally as an instruction received by the Small Plan Contract Recordkeeper that is sufficiently complete and clear that the Small Plan Contract Recordkeeper does not need to exercise any discretion to follow such instruction. The Small Plan Contract Recordkeeper will forward promptly to Prudential transaction requests and other communications that it receives from Participants in a Small Plan Contract.

Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.

We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. More detailed information about the Contracts can be found in subsequent sections of this Prospectus and in the Contracts themselves.

Transaction requests (including death benefit claims) received directly by Prudential in good order on a given Business Day before the established transaction cutoff time (4 p.m. Eastern time, or such earlier time that the New York Stock Exchange may close) will be effective for that Business Day. For purposes of the preceding sentence, we define "good order" generally as an instruction received by Prudential that is sufficiently complete and clear that Prudential does not need to exercise any discretion to follow such instruction.

           FEE TABLE FOR CONTRACTS OTHER THAN THE SMALL PLAN CONTRACT

PARTICIPANT TRANSACTION EXPENSES
Sales Charge Imposed on Contributions ..............................   None

Maximum Withdrawal Charge (as a percentage of contributions withdrawn):


                                                    THE WITHDRAWAL CHARGE
                                                WILL BE EQUAL TO THE FOLLOWING
                                                PERCENTAGE OF THE CONTRIBUTIONS
YEARS OF CONTRACT PARTICIPATION                           WITHDRAWN
-------------------------------------------------------------------------------
  First Year .............................                    5%
  Second Year ............................                    4%
  Third Year .............................                    3%
  Fourth Year ............................                    2%
  Fifth Year .............................                    1%
  Sixth and Subsequent Years .............                 No Charge

  Maximum Annual Account Charge ......................................    $32


                       DISCOVERY ACCOUNT ANNUAL EXPENSES
             (AS A PERCENTAGE OF AVERAGE PARTICIPANT ACCOUNT VALUE)

ALL SUBACCOUNTS
Mortality and Expense Risk Charge ...................................    0.15%
Maximum Administrative Fee* .........................................    0.85%
                                                                         ----
Total Separate Account Annual Expenses ..............................    1.00%
                                                                         ====

------------
* We may reduce this administrative fee under Contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

                     FEE TABLE FOR THE SMALL PLAN CONTRACT

PARTICIPANT TRANSACTION EXPENSES
Sales Charge Imposed on Contributions ...............................   None

Maximum Withdrawal Charge (as a percentage of contributions withdrawn) in connection with a full or partial Contract termination:

                                                     THE WITHDRAWAL CHARGE
                                                 WILL BE EQUAL TO THE FOLLOWING
                                                PERCENTAGE OF THE CONTRIBUTIONS
YEARS OF CONTRACT PARTICIPATION                            WITHDRAWN
-------------------------------                 -------------------------------
First Year ...................................                 5%
Second Year ..................................                 4%
Third Year ...................................                 3%
Fourth Year ..................................                 2%
Fifth Year ...................................                 1%
Sixth and Subsequent Years ...................             No Charge

Maximum Annual Account Charge .......................................    $32


                       DISCOVERY ACCOUNT ANNUAL EXPENSES
           (AS A PERCENTAGE OF AVERAGE PARTICIPANT ACCOUNT VALUE)

ALL SUBACCOUNTS
Mortality and Expense Risk Charge ..............................       0.15%
Administrative Fee .............................................       1.05%
                                                                       ----
Total Separate Account Annual Expenses .........................       1.20%
                                                                       ====

ANNUAL EXPENSES OF THE FUNDS
(AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)



                                                              INVESTMENT                       TOTAL
                                                              MANAGEMENT  OTHER     TOTAL      ACTUAL
                                                                 FEE     EXPENSES  EXPENSES   EXPENSES*
                                                              -----------------------------------------
THE PRUDENTIAL SERIES FUND, INC
  Conservative Balanced Portfolio .......................       0.55%     0.03%     0.58%       0.58%
  Diversified Bond Portfolio ............................       0.40%     0.04%     0.44%       0.44%
  Equity Portfolio ......................................       0.45%     0.04%     0.49%       0.49%
  Flexible Managed Portfolio ............................       0.60%     0.04%     0.64%       0.64%
  Global Portfolio ......................................       0.75%     0.09%     0.84%       0.84%
  Government Income Portfolio ...........................       0.40%     0.07%     0.47%       0.47%
  High Yield Bond Portfolio .............................       0.55%     0.05%     0.60%       0.60%
  Jennison Portfolio ....................................       0.60%     0.04%     0.64%       0.64%
  Money Market Portfolio ................................       0.40%     0.03%     0.43%       0.43%
  Prudential Value Portfolio ............................       0.40%     0.04%     0.44%       0.44%
  Stock Index Portfolio .................................       0.35%     0.04%     0.39%       0.39%

AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Core Equity Fund .............................       0.61%     0.22%     0.83%       0.83%
  AIM V.I. Premier Equity Fund ..........................       0.61%     0.25%     0.85%       0.85%

CREDIT SUISSE TRUST(1)
  Global Post-Venture Capital Portfolio .................       1.25%     0.36%     1.61%       1.40%

JANUS ASPEN SERIES(2)
  Growth Portfolio ......................................       0.65%     0.01%     0.66%       0.66%
  International Growth Portfolio ........................       0.65%     0.06%     0.71%       0.71%

MFS VARIABLE INSURANCE TRUST(3)
  Emerging Growth Series ................................       0.75%     0.12%     0.87%       0.87%
  Research Series .......................................       0.75%     0.15%     0.90%       0.90%

OCC ACCUMULATION TRUST
  Managed Portfolio .....................................       0.78%     0.10%     0.88%       0.88%
  Small Cap Portfolio ...................................       0.80%     0.10%     0.90%       0.90%

T. ROWE PRICE(4)
  T. Rowe Price Equity Series, Inc., Equity Income
   Portfolio ............................................       0.85%     0.00%     0.85%        0.85%
  T. Rowe Price International Series, Inc., International
   Stock Portfolio ......................................       1.05%     0.00%     1.05%        1.05%



* Reflects fee waivers and reimbursement of expenses, if any. The following Expense Examples use "Total Actual Expenses."

The purpose of the foregoing tables is to assist Participants in understanding the expenses that they bear, directly or indirectly, relating to the Prudential Discovery Select Group Variable Contract Account and the Funds. The expenses relating to the Funds (other than those in the Prudential Series Fund) have been provided to Prudential by the Funds, and have not been independently verified by Prudential. See the sections on charges in this Prospectus and the accompanying prospectuses for the Funds.

(1) Credit Suisse Trust. Fee waivers and expense reimbursements or credits reduced investment management fees and other expenses during 2001 but may be discontinued at any time.

(2) Janus Aspen Series. Table reflects expenses for the fiscal year ended December 31, 2001. All expenses are shown without the effect of any offset arrangement.

(3) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the expenses of the series.

(4) T. Rowe Price Funds. Investment Management Fees include ordinary recurring operating expenses of the funds.


EXAMPLES OF FEES AND EXPENSES

The following examples illustrate the cumulative dollar amount of all the above Expenses that you would incur on each $1,000 of investment.

  o  The examples assume a consistent 5% annual return on invested assets.

  o The examples assume that the annual account charge is deducted from the assets of each Subaccount based on a Participant Account Value of $25,000.

THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES INCURRED IN ANY GIVEN YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

                                     TABLE I

                    CONTRACTS OTHER THAN SMALL PLAN CONTRACT

If a Participant withdraws his entire Participant Account Value from the specified Subaccount just prior to the end of the applicable time period, the Participant would pay the following cumulative expenses on each $1,000 invested. The cumulative expenses shown below would be incurred with respect to a Participant withdrawal under a Contract other than the Small Plan Contract, and in both this Table and Table II assume an administrative fee of 0.85%. If the administrative fee were less than 0.85%, these expenses would be reduced accordingly.


                                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                             -----------------------------------

THE PRUDENTIAL SERIES FUND, INC
  Conservative Balanced Portfolio .......................     $ 66     $ 91     $108     $191
  Diversified Bond Portfolio ............................     $ 65     $ 87     $100     $176
  Equity Portfolio ......................................     $ 65     $ 88     $103     $182
  Flexible Managed Portfolio ............................     $ 67     $ 93     $111     $198
  Global Portfolio ......................................     $ 69     $ 99     $121     $219
  Government Income Portfolio ...........................     $ 65     $ 87     $102     $179
  High Yield Bond Portfolio .............................     $ 67     $ 92     $109     $194
  Jennison Portfolio ....................................     $ 67     $ 93     $111     $198
  Money Market Portfolio ................................     $ 65     $ 86     $100     $175
  Prudential Value Portfolio ............................     $ 65     $ 87     $100     $176
  Stock Index Portfolio .................................     $ 64     $ 85     $ 98     $171

AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Core Equity Subaccount .......................     $ 69     $ 99     $121     $218
  AIM V.I. Premier Equity Subaccount ....................     $ 69     $ 99     $122     $220

CREDIT SUISSE TRUST
  Global Post-Venture Capital Subaccount ................     $ 75     $116     $150     $277

JANUS ASPEN SERIES
  Growth Subaccount .....................................     $ 67     $ 93     $112     $200
  International Growth Subaccount .......................     $ 68     $ 95     $115     $205

MFS VARIABLE INSURANCE TRUST
  Emerging Growth Subaccount ............................     $ 69     $100     $123     $223
  Research Subaccount ...................................     $ 70     $101     $124     $226

OCC ACCUMULATION TRUST
  Managed Subaccount ....................................     $ 69     $100     $123     $224
  Small Cap Subaccount ..................................     $ 70     $101     $124     $226

T. ROWE PRICE
  T. Rowe Price Equity Series, Inc., Equity Income
   Subaccount ...........................................     $ 69     $ 99     $122     $220
  T. Rowe Price International Series, Inc., International
   Stock Subaccount .....................................     $ 71     $105     $132     $241


                                    TABLE II
                    CONTRACTS OTHER THAN SMALL PLAN CONTRACT

For Contracts other than the Small Plan Contract, if a Participant does not withdraw any portion of his Participant Account Value from the specified Subaccount, or he uses Participant Account Value to effect an annuity as of the end of the applicable time period, the Participant would pay the following cumulative expenses on each $1,000 invested.

                                                            1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                                            -----------------------------------

THE PRUDENTIAL SERIES FUND, INC.
  Conservative Balanced Portfolio .......................     $ 16     $ 51     $ 88     $191
  Diversified Bond Portfolio ............................     $ 15     $ 47     $ 80     $176
  Equity Portfolio ......................................     $ 15     $ 48     $ 83     $182
  Flexible Managed Portfolio ............................     $ 17     $ 53     $ 91     $198
  Global Portfolio ......................................     $ 19     $ 59     $101     $219
  Government Income Portfolio ...........................     $ 15     $ 47     $ 82     $179
  High Yield Bond Portfolio .............................     $ 17     $ 52     $ 89     $194
  Jennison Portfolio ....................................     $ 17     $ 53     $ 91     $198
  Money Market Portfolio ................................     $ 15     $ 46     $ 80     $175
  Prudential Value ......................................     $ 15     $ 47     $ 80     $176
  Stock Index Portfolio .................................     $ 14     $ 45     $ 78     $171

AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Core Equity Subaccount .......................     $ 19     $ 59     $101     $218
  AIM V.I. Premier Equity Subaccount ....................     $ 19     $ 59     $102     $220

CREDIT SUISSE TRUST
  Global Post-Venture Capital Subaccount ................     $ 25     $ 76     $130     $277

JANUS ASPEN SERIES
  Growth Subaccount .....................................     $ 17     $ 53     $ 92     $200
  International Growth Subaccount .......................     $ 18     $ 55     $ 95     $205

MFS VARIABLE INSURANCE TRUST
  Emerging Growth Subaccount ............................     $ 19     $ 60     $103     $223
  Research Subaccount ...................................     $ 20     $ 61     $104     $226

OCC ACCUMULATION TRUST
  Managed Subaccount ....................................     $ 19     $ 60     $103     $224
  Small Cap Subaccount ..................................     $ 20     $ 61     $104     $226

T. ROWE PRICE
  T. Rowe Price Equity Series, Inc., Equity Income
   Subaccount ...........................................     $ 19     $ 59     $102     $220
  T. Rowe Price International Series, Inc., International
   Stock Subaccount .....................................     $ 21     $ 65     $112     $241


                                    TABLE III
                              SMALL PLAN CONTRACTS

In the event of a full or partial Contract termination, resulting in a withdrawal from the specified Subaccount just prior to the end of the applicable time period, each Participant would pay the following cumulative expenses on each $1,000 invested.


                                                                   1 YEAR   3 YEARS 5 YEARS 10 YEARS
                                                                   ---------------------------------

THE PRUDENTIAL SERIES FUND, INC.
  Conservative Balanced Portfolio .............................     $ 68     $ 97     $118     $213
  Diversified Bond Portfolio ..................................     $ 67     $ 93     $111     $198
  Equity Portfolio ............................................     $ 68     $ 94     $113     $203
  Flexible Managed Portfolio ..................................     $ 69     $ 99     $121     $219
  Global Portfolio ............................................     $ 71     $105     $131     $240
  Government Income Portfolio .................................     $ 67     $ 94     $112     $201
  High Yield Bond Portfolio ...................................     $ 69     $ 98     $119     $215
  Jennison Portfolio ..........................................     $ 69     $ 99     $121     $219
  Money Market Portfolio ......................................     $ 67     $ 92     $110     $197
  Prudential Value Portfolio ..................................     $ 67     $ 93     $111     $198
  Stock Index Portfolio .......................................     $ 67     $ 91     $108     $192

AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Core Equity Subaccount .............................     $ 71     $105     $131     $239
  AIM V.I. Premier Equity Subaccount ..........................     $ 71     $105     $132     $241

CREDIT SUISSE TRUST
  Global Post-Venture Capital Subaccount ......................     $ 77     $122     $160     $297

JANUS ASPEN SERIES
  Growth Subaccount ...........................................     $ 69     $ 99     $122     $221
  International Growth Subaccount .............................     $ 70     $101     $125     $227

MFS VARIABLE INSURANCE TRUST
  Emerging Growth Subaccount ..................................     $ 71     $106     $133     $243
  Research Subaccount .........................................     $ 72     $107     $135     $246

OCC ACCUMULATION TRUST
  Managed Subaccount ..........................................     $ 71     $106     $134     $244
  Small Cap Subaccount ........................................     $ 72     $107     $135     $246

T. ROWE PRICE
  T. Rowe Price Equity Series, Inc., Equity Income
   Subaccount .................................................     $ 71     $105     $132     $241
  T. Rowe Price International Series, Inc., International Stock
   Subaccount .................................................     $ 73     $111     $142     $262


                                    TABLE IV
                              SMALL PLAN CONTRACTS

If there is no full or partial Contract termination, or the Participant annuitizes, the Participant would pay the following cumulative expenses on each $1,000 invested.


                                                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                   ----------------------------------
THE PRUDENTIAL SERIES FUND, INC.
  Conservative Balanced Portfolio .............................     $ 18     $ 57     $ 98     $213
  Diversified Bond Portfolio ..................................     $ 17     $ 53     $ 91     $198
  Equity Portfolio ............................................     $ 18     $ 54     $ 93     $203
  Flexible Managed Portfolio ..................................     $ 19     $ 59     $101     $219
  Global Portfolio ............................................     $ 21     $ 65     $111     $240
  Government Income Portfolio .................................     $ 17     $ 54     $ 92     $201
  High Yield Bond Portfolio ...................................     $ 19     $ 58     $ 99     $215
  Jennison Portfolio ..........................................     $ 19     $ 59     $101     $219
  Money Market Portfolio ......................................     $ 17     $ 52     $ 90     $197
  Prudential Value Portfolio ..................................     $ 17     $ 53     $ 91     $198
  Stock Index Portfolio .......................................     $ 17     $ 51     $ 88     $192

AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Core Equity Subaccount .............................     $ 21     $ 65     $111     $239
  AIM V.I. Premier Equity Subaccount ..........................     $ 21     $ 65     $112     $241

CREDIT SUISSE TRUST
  Global Post-Venture Capital Subaccount ......................     $ 27     $ 82     $140     $297

JANUS ASPEN SERIES
  Growth Subaccount ...........................................     $ 19     $ 59     $102     $221
  International Growth Subaccount .............................     $ 20     $ 61     $105     $227

MFS VARIABLE INSURANCE TRUST
  Emerging Growth Subaccount ..................................     $ 21     $ 66     $113     $243
  Research Subaccount .........................................     $ 22     $ 67     $115     $246

OCC ACCUMULATION TRUST
  Managed Subaccount ..........................................     $ 21     $ 66     $114     $244
  Small Cap Subaccount ........................................     $ 22     $ 67     $115     $246

T. ROWE PRICE
  T. Rowe Price Equity Series, Inc., Equity Income
   Subaccount .................................................     $ 21     $ 65     $112     $241
  T. Rowe Price International Series, Inc., International Stock
   Subaccount .................................................     $ 23     $ 71     $122     $262

Loans taken by a Participant from a Participant Account may be subject to charges for establishing and maintaining the loan. The examples with respect to the Contracts do not take into account any deduction for such charges. The required table of accumulation unit values, which sets out certain historical information about the value of interests in each Subaccount, appears in the Appendix to this prospectus on Page 42.

                      GENERAL INFORMATION ABOUT PRUDENTIAL,
                      THE PRUDENTIAL DISCOVERY SELECT GROUP
                          VARIABLE CONTRACT ACCOUNT AND
                   THE INVESTMENT OPTIONS AVAILABLE UNDER THE
                                    CONTRACTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The Prudential Insurance Company of America ("Prudential") is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states. Our corporate office is located at 751 Broad Street, Newark, New Jersey. We have been investing for pension funds since 1928.

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract.

Prudential generally is responsible for the administrative and recordkeeping functions of the Prudential Discovery Select Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems. With respect to the Small Plan Contracts, Prudential has delegated certain of these administrative and recordkeeping functions to the Small Plan Contract Recordkeeper. Currently, the Small Plan Contract Recordkeeper is BISYS Plan Services, L.P., 323 Norristown Road, Ambler, PA 19002.

Prudential is reimbursed for these administrative and recordkeeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

Prudential established the Prudential Discovery Select Group Variable Contract Account (the "Discovery Account") on February 11, 1997, under New Jersey law as a separate investment account. The Discovery Account meets the definition of a "separate account" under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will at all times maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, those assets are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account's assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential's General Account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.

Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently twenty-two Subaccounts within the Discovery Account. These Subaccounts invest in corresponding portfolios of the Funds available under the Contracts. Prudential may establish additional Subaccounts in the future.

THE FUNDS

The following is a list of each Fund, its investment objective and its investment adviser:

THE PRUDENTIAL SERIES FUND, INC.


MONEY MARKET PORTFOLIO. The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as both domestic and foreign corporations and banks.

DIVERSIFIED BOND PORTFOLIO. The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market instruments.

GOVERNMENT INCOME PORTFOLIO. The investment objective is a high level of income over the long term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government, mortgage-related securities and collateralized mortgage obligations.

CONSERVATIVE BALANCED PORTFOLIO. The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

FLEXIBLE MANAGED PORTFOLIO. The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

HIGH YIELD BOND PORTFOLIO. The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities.

STOCK INDEX PORTFOLIO. The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the"S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

VALUE PORTFOLIO. The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio normally invests at least 65% of its total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the New York Stock Exchange (NYSE) Composite Index.

EQUITY PORTFOLIO. The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

JENNISON PORTFOLIO (FORMERLY, PRUDENTIAL JENNISON PORTFOLIO). The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

GLOBAL PORTFOLIO. The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

At a meeting held on January 31, 2001, shareholders of The Prudential Series Fund, Inc. (the "Fund"), approved several changes. Among other things, Fund shareholders approved a management contract with Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, under which PI now manages each of the Fund's portfolios under a "manager-of-managers" approach. Under that approach, PI may change a subadviser or amend a subadvisory agreement without obtaining shareholder approval. See Statement of Additional Information.


AIM VARIABLE INSURANCE FUNDS


AIM V.I. CORE EQUITY FUND (FORMERLY AIM V.I. GROWTH AND INCOME FUND). The Fund's investment objective is to seek growth of capital, with current income as a secondary objective.

AIM V.I. PREMIER EQUITY FUND (FORMERLY AIM V.I. VALUE FUND). The Fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.

A I M Advisors, Inc. serves as the investment adviser to the AIM V.I. Core Equity Fund and the AIM V.I. Premier Equity Fund.

CREDIT SUISSE TRUST

GLOBAL POST-VENTURE CAPITAL PORTFOLIO. Seeks long-term growth of capital by investing primarily in equity securities of U.S. and foreign companies considered to be in their post-venture capital stage of development.

The Credit Suisse Trust employs Credit Suisse Asset Management, Inc., as investment adviser and Abbott Capital Management, L.P. as its sub-investment adviser with respect to a portion of the Post-Venture Capital Portfolio allocated to private limited partnerships or other investment funds.


JANUS ASPEN SERIES

GROWTH PORTFOLIO. A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.


INTERNATIONAL GROWTH PORTFOLIO. A diversified portfolio that seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

Janus Capital Management LLC is the investment adviser to the Growth Portfolio and the International Growth Portfolio, and is responsible for the day-to-day management of the portfolios and other business affairs of the portfolios.


MFS VARIABLE INSURANCE TRUST

EMERGING GROWTH SERIES. This Series seeks to provide long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its net assets in common stock and related securities.

RESEARCH SERIES. The Research Series' investment objective is to provide long-term growth of capital and future income.

Massachusetts Financial Services Company, a Delaware corporation, is the investment adviser to each MFS Series.

OCC ACCUMULATION TRUST

MANAGED PORTFOLIO. Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management's assessments of relative investment.

SMALL CAP PORTFOLIO. Capital appreciation by investing at least 80% of its net assets in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion.

OpCap Advisors (the "OCC Manager") is responsible for management of the OCC Accumulation Trust's business. Pursuant to the investment advisory agreement with the OCC Accumulation Trust, and subject to the authority of the Board of Trustees, the OCC Manager supervises the investment operation of the Managed Portfolio and the Small Cap Portfolio, furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities and provides certain administrative services for the OCC Accumulation Trust.


T. ROWE PRICE

T. ROWE PRICE EQUITY SERIES, INC., EQUITY INCOME PORTFOLIO. The fund's objective is to provide substantial dividend income as well as long-term capital appreciation through investment in common stocks of established companies.

T. ROWE PRICE INTERNATIONAL SERIES, INC., INTERNATIONAL STOCK PORTFOLIO. The fund's objective is to seek long-term growth of capital through investment primarily in common stocks of established, non-U.S. companies.

T. Rowe Price Associates, Inc. is the Investment Manager for the Equity Income Portfolio and T. Rowe Price International, Inc. is the Investment Manager for the International Stock Portfolio.


Further information about the Fund portfolios is available in the accompanying prospectuses for each Fund.

                                 ---------------

The investment advisors to the various Funds charge a daily investment management fee as compensation for their services, as set forth in the table beginning on page 6 and as more fully described in the prospectus for each Fund.

Prudential recognizes that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresees any such disadvantage, the Funds' Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law;
(2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Funds; or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.

An affiliate of each of the Funds may compensate Prudential based upon an annual percentage of the average assets held in the Fund by Prudential under the Contracts. These percentages may vary by Fund and/or Portfolio, and reflect administrative and other services provided by Prudential.

A full description of the Funds appears in the accompanying prospectuses for each Fund and in the related statements of additional information. There is no assurance that the investment objectives will be met.

A Fund may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of its retail fund counterpart.

GUARANTEED INTEREST ACCOUNT

The Guaranteed Interest Account is a credited interest option available to fund certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential's General Account consists of all assets of Prudential recognized for statutory accounting purposes other than those specifically allocated to the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account.

Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933. Nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, those Acts do not apply to the General Account or any interests therein, and Prudential has been advised that the staff of the SEC has not reviewed the disclosures in the Prospectus relating to the General Account. Disclosures that we make regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under certain Contracts, amounts that you allocate to the Guaranteed Interest Account may be held within one or more guaranteed separate accounts. Prudential has not registered interests in such separate account(s) under the Securities Act of 1933 and has not registered the separate accounts as investment companies under the Investment Company Act of 1940.

                                  THE CONTRACTS

Prudential generally issues the Contracts to Employers whose employees may become Participants. Under an IRA, a Participant's spouse may also become a Participant. Prudential may issue a Contract to an association that represents employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this Prospectus. When a Contract is used to fund a deferred compensation plan established by a tax-exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. All amounts that Prudential pays under the Contract are payable to the Employer, and are its exclusive property. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer's plan. This may also be true with respect to certain non-qualified annuity arrangements.

Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant's exercise of certain rights under a Contract. Participants should check the provisions of their Employer's plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.

THE ACCUMULATION PERIOD

Contributions; Crediting Units; Enrollment Forms; Deduction for Administrative Expenses.

Ordinarily, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.

As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or the Guaranteed Interest Account. The Participant may change this designation usually by notifying Prudential as described below under "Requests, Consents, and Notices," page 30. Under certain Contracts (including the Small Plan Contract), an entity other than Prudential keeps certain records. Participants under those Contracts must contact the record-keeper. See "Modified Procedures," page 26.

Prudential credits the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that Prudential credits to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his behalf to that Subaccount by the Subaccount's Unit Value determined as of the end of the Valuation Period during which the contribution is received by Prudential at the address shown on the cover page of this Prospectus or such other address as may be communicated in writing by Prudential.

Prudential will invest the initial contribution made for a Participant in a Subaccount no later than two Business Days after it is received by Prudential, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then Prudential will allocate such contribution to the Prudential Series Fund Money Market Subaccount upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant. If Prudential does not receive the necessary enrollment information in response to its initial notice, Prudential will deliver up to three additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. After 105 days have passed from the time that Units of the Money Market Subaccount were purchased on behalf of Participants who failed to provide the necessary enrollment information, Prudential will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that Prudential pays to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that Prudential returns may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.

A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment experience of the Subaccount. Prudential will reduce the number of Units credited to a Participant in a Subaccount to reflect any annual account charge.

Prudential determines the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount's Unit Value on that day.

Prudential set the Unit Value for each Subaccount at $10.00 on the date of commencement of operations of that Subaccount. Prudential determines the Unit Value for any subsequent Business Day as of the end of that day by multiplying the Unit Change Factor for that day by the Unit Value for the preceding Business Day. Because of its differing charges, the Small Plan Contract will have a different Unit Value than the other Contracts.

Prudential determines the Unit Change Factor for any Business Day by dividing the current day net asset value for Fund shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. Prudential determines the value of the assets of a Subaccount by multiplying the number of Fund shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the Fund but not yet paid.

ALLOCATION OF PURCHASE PAYMENTS

A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. With respect to Contracts other than the Small Plan Contract, a Participant may change the way in which subsequent contributions are allocated by providing Prudential with proper instruction as described below under "Requests, Consents, and Notices," page 30. See Transfers, below.

ASSET ALLOCATION PROGRAM

Prudential may make available an Asset Allocation Program to assist Participants in determining how to allocate purchase payments. If a Participant chooses to participate in the program, the Participant may do so by utilizing a form available in the employee enrollment kit. The form will include a series of illustrations depicting various asset allocation models based on age and risk tolerance. Prudential offers the Asset Allocation Program at no charge to the Participant. A Participant is under no obligation to participate in the program or to invest according to the program recommendations. A Participant may ignore, in whole or in part, the investment allocations provided by the program.

Prudential regards the Asset Allocation Program as an aid in making purchase payment allocations. You should not view the Program as any guarantee of investment return. You also should realize that there can be no assurance that any Fund portfolio will attain its investment objectives. As a Participant, you should consider reviewing your investor profile questionnaire annually, and each time your investor profile changes.

TRANSFERS

A Participant may transfer out of an investment option into any combination of other investment options available under the Contract. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one Subaccount or from the Guaranteed Interest Account, or, in the case of Subaccounts, may be in terms of a percentage reallocation among Subaccounts. Under certain Contracts, Prudential may require that transfer requests pertaining to the Guaranteed Interest Account or the Subaccounts be effected in terms of whole number percentages only, and not by dollar amount. A Participant may make transfers by proper notice to Prudential (or to the Small Plan Contract Recordkeeper, with respect to such Contracts), as described below under "Requests, Consents, and Notices," page 30.

If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the Telephone Transfer System. A Participant may decline telephone privileges on a form supplied by the Contractholder or Prudential. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change. The Small Plan Contract Recordkeeper also has adopted procedures designed to ensure that requests by telephone are genuine, and similarly disclaims responsibility for unauthorized telephone transactions and for telephone calls that may not get through.

Unless restricted by the retirement arrangement under which a Participant is covered, when Prudential receives a duly completed written transfer request form or properly authorized telephone transfer request, Prudential will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or from the Guaranteed Interest Account to the Subaccounts. Prudential may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, Prudential will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units Prudential credits to the Participant in that Subaccount will be increased by means of a similar calculation. Prudential reserves the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this Prospectus and in the Contract(s) covering a Participant.

Prudential did not design the Contracts for professional market timing organizations or other organizations or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Discovery Account and the Funds, and Prudential will discourage such a practice. If such a pattern were to be found, we may be required to modify the transfer procedures, including but not limited to, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one owner.

Prudential may stipulate different procedures for Contracts under which an entity other than Prudential provides record keeping services. Although there is presently no charge for transfers, Prudential reserves the right to impose such charges in the future.

Certain Contracts, including the Small Plan Contract, may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contract as "competing" with Prudential's General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock Fund, may not for 90 days thereafter be transferred into a "competing" option or back to the Guaranteed Interest Account.

A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request Prudential to make transfer payments from any of the Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax-deferred annuities subject to Section 403(b) of the Code, or with IRAs, Prudential will promptly notify each affected Participant and each beneficiary of a deceased Participant that such a request has been received. Within thirty days of receipt of such notice, each recipient may elect in writing on a form approved by Prudential to have any of his or her Participant Account Value transferred to the alternate funding agency. If he or she does not so elect, his or her investment options will continue in force under the Contract. If he or she does so elect, his or her account will be canceled as of a "transfer date" which is the Business Day specified in the Contractholder's request or 90 days after Prudential receives the request, whichever is later. The product of Units in the Participant's Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date, less the applicable withdrawal and annual account charges, will be transferred to the designated alternate funding agency in cash.

Subject to any conditions or limitations regarding transfers contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can:

    o continue to make transfers of all or part of his interest in his Participant Account among the available investment options offered, and

    o transfer directly all or part of his interest in his Participant Account to a Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7).

Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on Prudential in fulfilling the terms of the Contract. If contributions are so discontinued, Prudential may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain requests for transfer payments other than those described above must include the consent of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.

Transfers that you make among Subaccounts will take effect as of the end of the Valuation Period in which a proper transfer request is received at Prudential (or the Small Plan Contract Recordkeeper, in the case of the Small Plan Contract).

From time to time, Prudential may make an offer to holders of other variable annuities that Prudential or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. Prudential will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, Prudential could charge an administrative fee at the time of the exchange, although we have no present intention of doing so. SEC rules also require Prudential to give an exchanging variable annuity contractholder "credit", for purposes of calculating any withdrawal charge applicable under the Contract, for the time during which the contractholder held the variable annuity that was exchanged.

DOLLAR COST AVERAGING

Prudential may make available an administrative feature called Dollar Cost Averaging ("DCA"). This feature allows Participants to transfer amounts out of the Guaranteed Interest Account or one of the variable investment options and into one or more other variable investment options. Transfers may be in specific dollar amounts or percentages of the amount in the DCA account at the time of the transfer. A Participant may ask that transfers be made monthly, quarterly, semi-annually or annually. A Participant can add to the DCA account at any time.

Each automatic transfer will take effect in monthly, quarterly, semi-annual or annual intervals as designated by the Participant. If the New York Stock Exchange and Prudential are not open on a transfer date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Automatic transfers continue until the amount specified has been transferred, or until the Participant notifies us and we process a change in allocation or cancellation of the feature. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to an administrative services agreement. Such an amendment would have to be agreed to in writing (or its electronic equivalent) by both Prudential and the Contractholder.

AUTO-REBALANCING

The Contracts may offer another investment technique. The Auto-Rebalancing feature will allow Participants to automatically rebalance Subaccount assets at specified intervals based on percentage allocations that they choose. For example, suppose a Participant's initial investment allocation of variable investment options is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his or her original or different allocation percentages. Auto-Rebalancing can be performed on a onetime basis or periodically, as a Participant chooses. A Participant may select that rebalancing occur in monthly, quarterly, semi-annual or annual intervals. Rebalancing will take effect as of the end of the Valuation Period for each applicable interval. It will continue at those intervals until the Participant notifies us otherwise. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both Prudential and the Contractholder.

WITHDRAWALS

Under certain circumstances as described in the retirement arrangement under which he is covered, a Participant may withdraw at any time all or part of his Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.

The Code imposes restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant's salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59-1/2, separates from service with his employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax-deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship.

Furthermore, subject to any restrictions upon withdrawals contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his Participant Account Value under a predecessor Prudential tax-sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.

With respect to retirement arrangements other than tax-deferred annuities subject to Section 403(b) of the Code, a Participant's right to withdraw at any time all or part of his Participant Account Value may be restricted by the retirement arrangement under which he is covered. For example, Code Section 457 plans typically permit withdrawals only upon attainment of age 70-1/2, severance from employment with the employer, or for unforeseeable emergencies.

With respect to all Contracts, you may specify from which investment options you would like the withdrawal processed. You may specify the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s). If you do not specify from where you would like the withdrawal processed, a partial withdrawal will be withdrawn proportionally from all investment options.

Only amounts that you withdraw from contributions (including full withdrawals) may be subject to a withdrawal charge. For purposes of determining withdrawal charges, we consider withdrawals as having been made first from contributions. See Withdrawal Charge, page 27. This differs from the treatment of withdrawals for federal income taxes as described below, where generally, withdrawals are considered to have been made first from investment income. We will effect the withdrawal as of the end of the Valuation Period in which a proper withdrawal request is received at Prudential (or the Small Plan Contract Recordkeeper, in the case of the Small Plan Contract).

Prudential will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request. We will pay the amount of any withdrawal requested, less any applicable tax withholding, withdrawal charge and/or annual account charge. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

SYSTEMATIC WITHDRAWAL PLAN

If permitted by the Code and the retirement arrangement under which a Participant is covered, Prudential may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts and the Guaranteed Interest Account in which he invests. A Participant may arrange for systematic withdrawals only if at the time he elects to have such an arrangement, the balance in his Participant Account is at least $5,000. A Participant who has not reached age 59-1/2, however, may not elect a systematic withdrawal arrangement unless he has first separated from service with his Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying minimum distribution rules.

Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable. Participants who have not reached age 59-1/2 may incur substantial tax penalties. Withdrawals made after a Participant has attained age 70-1/2 and withdrawals by beneficiaries must satisfy certain minimum distribution rules. See "Federal Tax Status," page 30.

You may arrange systematic withdrawals only pursuant to an election in a form approved by Prudential. Under certain types of retirement arrangements, if a Participant is married, the Participant's spouse must consent in writing to the election of systematic withdrawals, with signatures notarized or witnessed by an authorized plan representative. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.

Prudential will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his Participant Account or has instructed Prudential in writing to terminate his systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment experience during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.

Prudential will take systematic withdrawals first out of the Participant's investment, if any, in the Guaranteed Interest Account until that amount is exhausted. Thereafter, Prudential will take systematic withdrawals pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner than that described immediately above.

A Participant may change the frequency, amount or duration of his systematic withdrawals by submitting a form to Prudential or Prudential's designee. Prudential will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.

A Participant may at any time instruct Prudential to terminate the Participant's systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after Prudential has received this instruction. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.

If a Participant arranges for systematic withdrawals, that will not affect any of the Participant's other rights under the Contracts, including the right to make withdrawals, and purchase a fixed dollar annuity.

Currently, Prudential does not impose a withdrawal charge upon systematic withdrawals. However, Prudential may apply a withdrawal charge on systematic withdrawals where payments are made for less than three years. Prudential would impose any such charge only on Contracts other than the Small Plan Contract in accordance with the withdrawal charge schedule set out in the Fee Table. Prudential currently permits a Participant who is receiving systematic withdrawals and over the age of 59-1/2 to make one additional, non-systematic, withdrawal during each calendar year in an amount that does not exceed 10% of the sum of his balances in the Participant Account and the Guaranteed Interest Account without the application of the withdrawal charge.

TEXAS OPTIONAL RETIREMENT PROGRAM

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program ("Texas Program").

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant's contribution. Texas' contributions will be credited to the Participant Account. Until the Participant begins his second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas' contributions. If the Participant does not commence his second year of Texas Program participation, the value of those Units representing Texas' contributions will be withdrawn and returned to the State.

A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant's death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant's interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant's Texas Program participation.

DEATH BENEFIT

When Prudential receives due proof of a Participant's death and a claim and payment election submitted in a form approved by us, we will pay to the designated beneficiary a death benefit made up of the balance in the Participant Account (after deduction of any annual account charges). The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this Prospectus. We require proof of death to be submitted promptly. For certain Contracts, such as the Small Plan Contract, a death benefit claim should be sent to a designated record keeper rather than Prudential.

With respect to Contracts other than the Small Plan Contract, Prudential will pay the death benefit, according to the Participant's instructions, in:

    o  one sum as if it were a single withdrawal,

    o  systematic withdrawals,

    o  an annuity, or

    o  a combination of the three.

Any such payment will be subject to the minimum distribution rules of Code
Section 401(a)(9) as described below under "Federal Tax Status." With respect to the Small Plan Contract, the death benefit payment option listed in the fourth bullet immediately above may not be available, although the other options are available. If the Participant has not so directed, the beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

    o  to receive a one sum cash payment;

    o to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant;

    o to receive regular payments in accordance with the systematic withdrawal plan; or

    o  a combination of all or any two of (a), (b), and (c) above.

Unless restricted by the retirement arrangement under which the Participant is covered, or unless the Participant has elected otherwise, if within one year after the Participant's death the beneficiary elects to receive a one-sum cash payment of the entire Participant Account, including the balance in all Subaccounts, the total amount that Prudential will make available to the beneficiary will be the greatest of:

    o the Participant's Account Value as of the date Prudential receives a death benefit payment request in good order;

    o the sum of all contributions made to the Participant Account less withdrawals, transfers and charges; and

    o the greatest of the Participant's Account Value calculated on every third anniversary of the first contribution made on behalf of the Participant (accompanied by complete documentation) under the Contract, less subsequent withdrawals, transfers and charges.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant's spouse in the form of a "qualified pre-retirement survivor annuity." A "qualified pre-retirement survivor annuity" is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant's date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a Plan which is subject to these requirements properly consents to the waiver of the benefit, Prudential will pay 50% of the balance in the Participant Account to such spouse even if the designated beneficiary is someone other than the spouse. Under these circumstances, Prudential would pay the remaining 50% to the Participant's designated beneficiary.

Unless the retirement arrangement that covered the Participant provides otherwise, a beneficiary who elects to have a fixed-dollar annuity purchased for himself may choose from among the available forms of annuity. See "Effecting an Annuity," page 35. The beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See "Federal Tax Status" section of this Prospectus. If the beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, Prudential will make a one sum cash payment to the beneficiary, after deducting the annual account charge. A specific Contract may provide that an annuity is payable to the beneficiary if the beneficiary fails to make an election.

Until Prudential pays a death benefit that results in reducing to zero the balance in the Participant Account, Prudential will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the beneficiary in the same manner as they had been for the Participant, except:

    o  the beneficiary may make no contributions; and

    o  the beneficiary may not take a loan; and

    o  no withdrawal charge will be imposed upon withdrawals.

DISCONTINUANCE OF CONTRIBUTIONS

By notifying Prudential, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.

On 90 days' advance notice to the Contractholder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants.

The fact that contributions on a Participant's behalf are discontinued does not otherwise affect the Participant's rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), Prudential may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant the value (less the annual account charge) as of the date of cancellation.

LOAN PROVISION

The loans described in this section are generally available to Participants in 401(a) plans and 403(b) programs. The interest rate and other terms and conditions of the loan may vary from Contract to Contract.

For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the loan program comply with all Contract qualification requirements including the ERISA regulations.

The loans described in this section, which involve the variable investment options, work as follows. The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential. The maximum loan amount is the lesser of:

    o $50,000, reduced by the highest outstanding balance of loans during the one year period immediately preceding the date of the loan, or

    o  50% of the value of the Participant's vested interest under a Contract.

Generally, in the loan application, the Contractholder (or in certain cases, the Participant) designates the Subaccount(s) from which the loan amount is deducted. To repay the loan, the Participant makes periodic payments of interest plus a portion of the principal. Prudential invests those payments in the Subaccounts chosen by the Participant. With respect to Contracts other than the Small Plan Contract, the Participant may specify the Subaccounts from which he may borrow and into which repayments may be invested. With respect to Contracts other than the Small Plan Contract, if the Participant does not specify the Subaccounts from which the loan amount is deducted, we will deduct the loan amount pro rata from the Participant Account Value in the Subaccounts. With respect to the Small Plan Contract, we deduct amounts borrowed from a Participant's Subaccounts on a pro rata basis. With respect to such Contracts, amounts that a Participant repays on a loan are applied to a Participant's Subaccounts based on the Participant's current contribution allocations.

The maximum loan amount referred to above applies to all loans from any 401(a), 403(a) or 403(b) plans of the Employer. Since Prudential cannot monitor a Participant's loan activity relating to other plans offered to Participants, it is the Participant's responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount (as described in loan disclosure information provided to a borrowing

Participant) will be treated as a taxable distribution. In that event, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service.

Prudential charges a loan application fee of up to $75, which is deducted from the Participant Account at the time the loan is initiated. Prudential will not accept a personal check as payment of the loan application fee. Prudential also imposes an annual charge of up to $60 as a loan maintenance fee for recordkeeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. This annualized loan maintenance charge will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. With respect to Contracts other than the Small Plan Contract, Prudential will deduct the loan maintenance charge first against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then deduct the charge against any one or more of the Subaccounts in which the Participant is invested. With respect to the Small Plan Contract, Prudential will deduct the loan maintenance fee pro rata from each of theParticipant's Subaccounts.

MODIFIED PROCEDURES

Under certain Contracts, but not the Small Plan Contract, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this Prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract's record keeper rather than Prudential. The record-keeper is the Contractholder's agent, not Prudential's agent. Accordingly, transactions will be processed and priced as of the end of the Valuation Period in which Prudential receives appropriate instructions and/or funds from the record-keeper. The Contract will set forth any such different procedures.

                          CHARGES, FEES AND DEDUCTIONS

ADMINISTRATIVE FEE AND ANNUAL ACCOUNT CHARGE

Prudential imposes an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. Prudential deducts this fee daily from the assets in each of the Subaccounts at a maximum effective annual rate of 0.85% for Contracts other than the Small Plan Contract, and at an effective annual rate of 1.05% for the Small Plan Contracts. For Contracts other than the Small Plan Contract, Prudential may reduce the administrative fee if warranted by economies of scale or other pertinent factors.

Prudential deducts an annual account charge for recordkeeping and other administrative services pro rata from each Participant Account or bills this charge directly to the Employer. This annual account charge is payable to Prudential. With respect to Contracts other than the Small Plan Contract, Prudential imposes this charge on the last Business Day of each calendar year as long as the Participant still has money invested in the Subaccounts and the Guaranteed Interest Account. With respect to the Small Plan Contract, Prudential assesses the annual account charge either:

    o  quarterly, on or about 14 days after the end of each quarter, or

    o  annually, on the last Business Day of the calendar year.

With respect to Contracts other than the Small Plan Contract, Prudential will pro rate the annual account charge for new Participants for the first year of their participation, based on the number of full months remaining in the calendar year after the first contribution is received. With respect to the Small Plan Contract, Prudential will not pro rate the annual account charge for new Participants. With respect to Contracts other than the Small Plan Contract, if a Participant Account is canceled before the end of the year, Prudential will impose the charge on the date that the Participant Account is canceled (and the charge will not be pro rated if this occurs during the year in which the first contribution is made to the Participant Account). Prudential will not impose the annual account charge, however, upon the cancellation of a Participant Account to purchase an annuity under a Contract if the annuity becomes effective on January 1 of any year. After a cancellation, the Participant may again participate in the Contract only as a new Participant, and will be subject to a new annual account charge.

For all Contracts, the aggregate annual account charge for each Participant will not be greater than $32. With respect to Contracts other than the Small Plan Contract, Prudential will first assess the charge against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then assess the charge against any one or more of the Subaccounts in which the Participant is invested. With respect to the Small Plan Contract, the aggregate annual account charge may be paid directly by the Participant's Employer, or may be deducted from a Participant's Account Value pro rata from each of the Participant's Subaccounts. Prudential may waive or eliminate the annual account charge where its costs of administration are less. Such lesser costs may be attributable to economies of scale associated with the amount of the Contractholder's Plan assets and the fact that the Contractholder itself performs administrative services that Prudential otherwise would perform.

CHARGE FOR ASSUMING MORTALITY AND EXPENSE RISKS

Prudential makes a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. Prudential assesses the charge daily at an annual rate of 0.15% of the assets held in the Subaccounts for all of the Contracts.

EXPENSES INCURRED BY THE FUNDS

Participants indirectly bear the charges and expenses of the Funds. Details about investment management fees and other Fund expenses are available in the fee table and in the accompanying prospectuses for the Funds and the related statements of additional information.

WITHDRAWAL CHARGE

With respect to Contracts other than the Small Plan Contract, Prudential may assess a withdrawal charge upon full or partial withdrawals. The charge compensates Prudential for paying all of the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. Prudential does not impose a withdrawal charge whenever earnings are withdrawn.

With respect to Contracts other than the Small Plan Contract, the amount of the withdrawal charge that Prudential imposes upon any withdrawal depends upon the number of years of a Participant's participation in the Contract, the year in which the withdrawal is made, and the kind of retirement arrangement that covers the Participant. Participation in the Contract begins upon the date when the first contribution on behalf of the Participant, along with enrollment information in a form satisfactory to Prudential, is received by Prudential. Such participation ends on the date when the Participant Account under the Contract is canceled. In the event of such cancellation, Prudential reserves the right to consider the Participant to be participating in the Contract for a limited time (currently about one year) for the purposes of calculating any withdrawal charge on the withdrawal of any future contributions.

The table below describes the maximum amount of the withdrawal charge that Prudential deducts with respect to Contracts other than the Small Plan Contract.

                                             THE WITHDRAWAL CHARGE WILL BE EQUAL
                                             TO THE FOLLOWING PERCENTAGE OF THE
YEARS OF CONTRACT PARTICIPATION                  CONTRIBUTIONS WITHDRAWN
-------------------------------              -----------------------------------
First Year ..............................                  5%
Second Year .............................                  4%
Third Year ..............................                  3%
Fourth Year .............................                  2%
Fifth Year ..............................                  1%
Sixth and Subsequent Years ..............              No Charge

We determine the withdrawal charge applicable to the Small Plan Contract in a different manner from what is in the preceding paragraphs. Under the Small Plan Contract, a Participant making a full or partial withdrawal does pay the withdrawal charge indicated above. Instead, withdrawal charges under the Small Plan Contract are only when the Employer to which the Contract was issued terminates the Contract in whole or in part. Under termination of the Contract, Prudential assesses the withdrawal charge against the Employer based on the total of contributions withdrawn under the terminated Contract. Under a partial termination of the Contract, assesses the withdrawal charge only against those assets withdrawn by reason of a specified group, classification type of employee leaving the Plan as a result of a corporate merger, restructuring, or other comparable employer initiated event. For example, an Employer may sell a portion of its business that in turn requires that one-half of employees commence work for a new employer, under a new qualified retirement plan not covered under Contract. Prudential would assess the withdrawal charge against the Employer based on the total value contributions of affected employees withdrawn as a consequence of the partial termination. The Employer may this charge on to affected employees.

Each Participant's Account Value that is withdrawn in connection with such a full or partial Contract termination may subject to a withdrawal charge. The amount of the withdrawal charge varies depending on the number of years have elapsed since the Small Plan Contract became effective. Specifically, the withdrawal charge is equal to 5% contributions withdrawn during the first year of the Contract, and the charge declines by one percentage each thereafter. After five complete years have elapsed from the effective date of the Small Plan Contract, we no deduct a withdrawal charge. This withdrawal charge compensates Prudential and its affiliates for the costs associated with contacting Small Plans and their participants and initially establishing Plan and Participant records.

In general, Prudential will reduce the proceeds received by a Participant upon any withdrawal by the amount of withdrawal charge. Also, at our discretion, we may reduce or waive withdrawal charges for certain classes contracts (e.g., contracts exchanged from existing contracts).

LIMITATIONS ON WITHDRAWAL CHARGE

We will not impose a withdrawal charge with respect to contributions withdrawn for any of the following purposes:

    o  to purchase an annuity

    o  to provide a death benefit

    o  pursuant to a systematic withdrawal plan generally

    o  to provide a minimum distribution payment

    o in cases of financial hardship or disability retirement as determined pursuant to provisions of the Employer's retirement arrangement

    o  contributions that originated from a rollover contribution to a Contract.


Further, for all plans other than IRAs, we will impose no withdrawal charge upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder.

Contributions that you transfer among the Guaranteed Interest Account and the Subaccounts are considered to be withdrawals from the Guaranteed Interest Account or the Subaccount from which the transfer is made, but we impose no withdrawal charge upon them. Those contributions will, however, be considered as contributions to the receiving Subaccount or Guaranteed Interest Account for purposes of calculating any charge imposed upon their subsequent withdrawal from that investment option.

We consider loans to be withdrawals from the Subaccounts from which the loan amount was deducted. However, we do not consider a loan to be a withdrawal from the Contract. Therefore, we do not impose a withdrawal charge upon loans. However, we will treat the principal portion of any loan repayment as a contribution to the receiving Subaccount for purposes of calculating any charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan by, for example, failing to make required payments, we will treat the outstanding balance of the loan as a withdrawal for purposes of the withdrawal charge. We will deduct the withdrawal charge from the same Subaccounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Subaccounts, we will deduct the withdrawal charge from the Participant's other Subaccounts and the Guaranteed Interest Account.

Prudential may impose withdrawal charges lower than those described above with respect to Participants under certain Contracts. These lower charges will reflect Prudential's anticipation that lower sales costs will be incurred, or less sales services will be performed, with respect to such Contracts due to economies arising from:

    o  the utilization of mass enrollment procedures; or

    o the performance of sales functions, which Prudential would otherwise be required to perform, by the Contractholder, an Employer, or by a third party on their behalf; or

    o  an accumulated surplus of charges over expenses under a particular
       Contract.

Generally, we lower or waive the withdrawal charge depending on the amount of local service the Contractholder requires. In addition, we may lower the charge if required by state law.

TAXES ATTRIBUTABLE TO PREMIUM

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

REQUESTS, CONSENTS, AND NOTICES

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results from acting upon instructions reasonably believed to be authorized by you.

During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.

Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.

                               FEDERAL TAX STATUS

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

ANNUITY QUALIFICATION

This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for the Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. Prudential believes the Contracts are annuity contracts under the tax rules. Prudential, therefore, reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances.

TAX-QUALIFIED RETIREMENT ARRANGEMENTS USING THE CONTRACTS

The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons ("Keogh plans"), simplified employee pension plans ("SEPs"), individual retirement plan accounts ("IRAs"), Roth IRAs, and Section 403(b) tax-deferred annuities ("TDAs"). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.

The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called "Section 457 Plans" after the Internal Revenue Code section that governs their structure). The tax rules for such plans involve, among other things, limitations on contributions and minimum distribution requirements. Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of Entity Owners on page 34, which may be applicable in certain circumstances.

CONTRIBUTIONS

In general, assuming that the requirements and limitations of tax law applicable to the particular type of plan are adhered to by Participants and Employers, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes.

EARNINGS

Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.

DISTRIBUTIONS OR WITHDRAWALS

When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.

Furthermore, premature distributions or withdrawals may be restricted or subject to a tax penalty. Participants contemplating a withdrawal should consult a qualified tax adviser.

Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59-1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five tax years.

MINIMUM DISTRIBUTION RULES

In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the "Required Beginning Date" which is April 1 of the calendar year following the later of (1) the year in which the Participant attains age 70-1/2 or (2) the Participant retires (retirement date not applicable to IRAs). The following exceptions apply:

    o For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date.

    o  Roth IRAs are not subject to these pre-death minimum distribution rules.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his designated beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his designated beneficiary.

Distributions to beneficiaries are also subject to minimum distribution rules. If a Participant dies before his entire interest in his Participant Account has been distributed, his remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the Participant's date of death. If the Participant dies before distributions have begun (or are treated as having begun) the entire interest in his Participant Account must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. Alternatively, if there is a designated beneficiary, the designated beneficiary may elect to receive payments beginning no later than December 31 of the calendar year immediately following the year in which the Participant dies and continuing for the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Special rules apply where the deceased Participant's spouse is his designated beneficiary.

An excise tax applies to Participants or beneficiaries who fail to take the minimum distribution in any calendar year.

                  NONQUALIFIED ARRANGEMENTS USING THE CONTRACTS

TAXES PAYABLE BY PARTICIPANT

Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

TAXES ON WITHDRAWALS AND SURRENDER

If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

If a Participant assigns or pledges all or part of the Contract as collateral for a loan, the part assigned or pledged will be treated as a withdrawal. Also, if a Participant elects the interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.

If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or, in most circumstances, transfers made incident to divorce.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTIES ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount received under the Contract may be subject to a 10 percent tax penalty. Amounts are not subject to this penalty tax if:

    o the amount is paid on or after age 59-1/2 or the death of the Participant;

    o  the amount received is attributable to the Participant becoming disabled;

    o the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy); or

    o the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).


If the lifetime payment stream is modified (other than as a result of death or disability) before age 59-1/2 (or before the end of the five year period beginning with the first payment and ending after age 59-1/2), the tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

TAXES PAYABLE BY BENEFICIARIES

Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon the death of a Participant, as discussed further below.

REQUIRED DISTRIBUTIONS UPON DEATH OF PARTICIPANT

Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.

If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If the Participant dies before the annuity date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin within 1 year of the death of the Participant, the value of the Contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. The calculation method for required distributions upon Death of the Participant is revised under the IRS regulations for distributions beginning in 2002.

The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.

If any portion of the Contract is payable to (or for the benefit of) a Participant's surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

ENTITY OWNERS

When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a TDA or individual retirement plan (see discussion above) or contracts that provide for immediate annuities.

WITHHOLDING

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions. Amounts that are received under a Contract used in connection with a Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements; or (4) hardship distributions of salary deferral amounts.

GENERATION-SKIPPING TRANSFERS

If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37-1/2 years younger than you, there may be a generation-skipping transfer tax consequence.

TAXES ON PRUDENTIAL

Although the Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Subaccounts invested in the Funds are taxed as part of the operations of Prudential. No charge is being made currently against those Subaccounts for company federal income taxes. Prudential will review the question of a charge to the Subaccounts invested in the Funds for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ERISA CONSIDERATIONS

Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). If applicable, ERISA and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "Charges, Fees and Deductions" starting on page 26.

Information about sales representatives and commissions may be found under "Other Information" and "Sale of the Contract and Sales Commissions" on page 37.

In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.


                              EFFECTING AN ANNUITY

Subject to the restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his or her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential's General Account, which supports insurance and annuity obligations.

In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by Prudential of proper written notice on a form approved by Prudential that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates.

Prudential generally will make the first monthly annuity payment within one month of the date on which the annuity is purchased.

For contracts held in connection with certain types of retirement, please note that if a Participant is are married at the time payments commence, the Participant may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to the Participant's spouse, unless the Participant's spouse waives that right. Similarly, if the Participant is married at the time of the Participant's death, federal law may require all or a portion of the death benefit to be paid to the Participant's spouse, even if the Participant designated someone else as the Participant's beneficiary. For more information, consult the terms of your retirement arrangement. A "qualified joint and survivor annuity" is an annuity for the Participant's lifetime with at least 50% of the amount payable to the Participant continued after the Participant's death to his or her spouse, if then living.

Once annuity payments begin, the annuitant cannot surrender his or her annuity benefit and receive a one sum payment.

We make the following forms of annuity available to Participants.

LIFE ANNUITY WITH PAYMENTS CERTAIN

This is an immediate annuity payable monthly during the lifetime of the annuitant. Prudential guarantees that if, at the death of the annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), they will be continued during the remainder of the selected period to his or her beneficiary.

ANNUITY CERTAIN

This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the annuitant. If the annuitant dies during the period certain, we will continue payments in the same amount the annuitant was receiving to his or her beneficiary. We make no further payments after the end of the period certain.

JOINT AND SURVIVOR ANNUITY WITH PAYMENTS CERTAIN

This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his or her death to the contingent annuitant, if surviving, for the latter's lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the annuitant's death are the same as those the annuitant was receiving. Thereafter, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the annuitant such as 33-1/3%, 50%, 66-2/3%, or 100% as selected by the annuitant. The amounts of each payment made to the annuitant will be lower as the percentage he or she selects to be paid to the contingent annuitant is higher. If both the annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), we will continue payments during the remainder of the period certain to the properly designated beneficiary.

We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.

If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the beneficiary is other than a natural person receiving payments in his or her own right, Prudential may elect to pay the commuted value of the unpaid payments certain in one sum.

PURCHASING THE ANNUITY

Prudential does not deduct a withdrawal charge from contributions withdrawn to purchase an annuity from Prudential. If, as a result of a withdrawal to purchase an annuity, the Participant Account has been reduced to zero, Prudential deducts the full annual account charge, unless the annuity becomes effective on January 1 of any year. Prudential applies the resulting amount, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, Prudential may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.

Prudential guarantees the schedule of annuity purchase rates in a Contract for ten years from the date the Contract is issued. If at any time after a Contract has been in effect for ten years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for ten years. A change in the schedule of annuity purchase rates used for an annuity certain with 180 payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.

SPOUSAL CONSENT RULES FOR CERTAIN RETIREMENT PLANS

Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA.

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plan and, Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.

Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to recieve the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities. Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.



                                OTHER INFORMATION

MISSTATEMENT OF AGE OR SEX

If an annuitant's stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. PIMS' principal business address is 751 Broad Street, Newark, NJ 07102. The Contract is sold by registered representatives of PIMS and other broker-dealers who are also authorized by state insurance departments to do so. During 2001, 2000, and 1999, $1,592,445, $1,204,992, and $573,984, respectively were paid to PIMS for its services as principal underwriter. During 2001, 2000, and 1999, PIMS retained none of those commissions.

We pay the broker-dealer whose registered representatives sell the Contract either:

    o  a commision of up to 3.0% of your purchase payments; or

    o a combination of a commission on purchase payments and a "trail" commission-which is a commission determined as a percentage of your Account value that is paid periodically over the life of your Contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the Contract will receive significantly less.

From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.

VOTING RIGHTS

As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding Funds. Prudential is the legal owner of those shares. As such, Prudential has the right to vote on any matter voted on at any shareholders meetings of the Funds. However, as required by law, Prudential votes the shares of the Funds at any regular and special shareholders meetings the Funds are required to hold in accordance with voting instructions received from Participants. The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Participants are received, and any shares owned directly or indirectly by Prudential, are voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Funds in its own right, it may elect to do so.

Generally, Participants may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the Funds. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Participants participating in such portfolios will vote separately on the matter, as required by applicable securities laws.

The number of Fund shares for which a Participant may give instructions is determined by dividing the portion of the value of the Participant Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which you may give Prudential instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish you with proper forms and proxies to enable you to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or to approve or disapprove an investment advisory contract for a Fund. In addition, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If we do disregard voting instructions, we will advise you of that action and our reasons for such action in the next annual or semi-annual report.

SUBSTITUTION OF FUND SHARES

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Funds may become unsuitable for investment by Contractholders and Participants. This may occur because of investment policy changes, tax law changes, the unavailability of shares for investment or at the discretion of Prudential. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, we would have to obtain the approval of the SEC, and possibly one or more state insurance departments. We would notify Contractholders and Participants of any such substitution.

PERFORMANCE INFORMATION

We may depict performance information for the Subaccounts in advertising and reports to current and prospective Contractholders and Participants. Performance information is based on the historical investment experience of the Funds, adjusted to take charges under the Contract into account, and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment over a stipulated period, and assume a surrender of the Contract at the end of the period. Total return quotations reflect changes in unit values and the deduction of applicable charges including any applicable withdrawal charges.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

The Money Market Subaccount may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Subaccount over a specified seven-day period. Effective yield is calculated in a similar manner, except that income earned is assumed to be reinvested.

Reports or advertising may include comparative performance information, including, but not limited to:

    o  comparisons to market indices,

    o  comparisons to other investments,

    o  performance rankings,

    o  personalized illustrations of historical performance, and

    o  data presented by analysts or included in publications.

See Performance Information in the Statement of Additional Information for recent performance information.

REPORTS TO PARTICIPANTS

Prudential will send Participants, at least annually, reports showing as of a specified date the number of units credited to them in the Subaccounts of the Discovery Account. We also will send Participants in certain plans annual and semi-annual reports for the applicable Funds.

STATE REGULATION

Prudential is subject to regulation by the Department of Banking and Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the New Jersey Department, which makes an independent computation of Prudential's legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets, sampling techniques to check the performance by Prudential of its contracts and an examination of the manner in which divisible surplus has been apportioned and distributed to policyholders and Contractholders. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential's investment portfolio with New Jersey law.

The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are "unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law." New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.

In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.

LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2001 Prudential remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Prudential in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Prudential's financial position.


STATEMENT OF ADDITIONAL INFORMATION

The contents of the Statement of Additional Information include:                                       PAGE

  Definitions ........................................................................................   2
  Other Contract Provisions ..........................................................................   2
  Administration .....................................................................................   3
  Performance Information ............................................................................   4
  Directors of Prudential ............................................................................  12
  Officers of Prudential .............................................................................  14
  Sale of Contracts ..................................................................................  15
  Legal Matters ......................................................................................  15
  Experts ............................................................................................  15
  Financial Statements of the Discovery Account ......................................................  A-1
  Consolidated financial statements of The Prudential Insurance Company of America and subsidiaries ..  B-1


ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

The Statement of Additional Information is available from Prudential without charge. The addresses and telephone numbers are set forth on the cover page of this Prospectus.

                                                                       APPENDIX

                            ACCUMULATION UNIT VALUES
                               SMALL PLAN CONTRACT
        THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT
                        (CONDENSED FINANCIAL INFORMATION)


                                                                                                              SUBACCOUNTS
                                       -----------------------------------------------------------------------------------------
                                               PRUDENTIAL                     PRUDENTIAL                    PRUDENTIAL
                                               SERIES FUND                    SERIES FUND                  SERIES FUND
                                              MONEY MARKET                 DIVERSIFIED BOND              GOVERNMENT INCOME
                                       -----------------------------------------------------------------------------------------
                                       01/01/01  01/01/00  01/01/99  01/01/01  01/01/00  01/01/99  01/01/01  01/01/00  01/01/99
                                          TO       TO         TO        TO        TO        TO        TO        TO        TO
                                       12/31/01  12/31/00  12/31/99  12/31/01  12/31/00  12/31/99  12/31/01  12/31/00  12/31/99
                                       -----------------------------------------------------------------------------------------
1. Beginning of period (rounded) ...    $11.42    $10.89    $10.52    $11.32    $10.45    $10.68    $11.91    $10.64    $11.10
2. End of period (rounded) .........    $11.75    $11.42    $10.89    $11.92    $11.32    $10.45    $12.59    $11.91    $10.64
3. Accumulation Units Outstanding
   at end of period ................    16,727     1,501       359     3,898     3,681     4,044       119         9     1,387
                                       -----------------------------------------------------------------------------------------


---------------------------------------------------------------
           PRUDENTIAL                    PRUDENTIAL
          SERIES FUND                   SERIES FUND
     CONSERVATIVE BALANCED           FLEXIBLE MANAGED
---------------------------------------------------------------
 01/01/01  01/01/00  01/01/99  01/01/01  01/01/00   01/01/99
    TO        TO        TO        TO        TO         TO
 12/31/01  12/31/00  12/31/99  12/31/01  12/31/00   12/31/99
---------------------------------------------------------------
  $11.50    $11.67    $11.10     $11.35    $11.64       N/A
  $11.15    $11.48    $11.67     $10.57    $11.35       N/A

       8         7       865         78        24       N/A
---------------------------------------------------------------

                                                                                                              SUBACCOUNTS
                                       -----------------------------------------------------------------------------------------
                                               PRUDENTIAL                     PRUDENTIAL                    PRUDENTIAL
                                               SERIES FUND                   SERIES FUND                    SERIES FUND
                                             HIGH YIELD BOND                 STOCK INDEX                       VALUE
                                       -----------------------------------------------------------------------------------------
                                       01/01/01  01/01/00  01/01/99  01/01/01  01/01/00  01/01/99  01/01/01  01/01/00  01/01/99
                                          TO       TO         TO        TO        TO        TO        TO        TO        TO
                                       12/31/01  12/31/00  12/31/99  12/31/01  12/31/00  12/31/99  12/31/01  12/31/00  12/31/99
                                       -----------------------------------------------------------------------------------------
1. Beginning of period (rounded) ...    $ 9.39    $10.33    $10.02    $14.12    $15.54    $13.09    $12.94    $11.23    $10.13
2. End of period (rounded) .........    $ 9.22    $ 9.39    $10.33    $12.28    $14.12    $15.54    $12.49    $12.94    $11.23
3. Accumulation Units Outstanding
   at end of period ................       771       766       594    11,260    10,017    10,316       927       689     2,738
                                       -----------------------------------------------------------------------------------------


---------------------------------------------------------------
           PRUDENTIAL                   PRUDENTIAL
          SERIES FUND                  SERIES FUND
            EQUITY                       JENNISON
---------------------------------------------------------------
 01/01/01  01/01/00  01/01/99  01/01/01  01/01/00   01/01/99
    TO        TO        TO        TO        TO         TO
 12/31/01  12/31/00  12/31/99  12/31/01  12/31/00   12/31/99
---------------------------------------------------------------
  $12.55    $12.15    $10.96     $15.46    $18.82    $13.43
  $10.98    $12.55    $12.15     $12.59    $15.46    $18.82

   2,334     1,395       872      1,678       923     1,110
---------------------------------------------------------------

                                                                                                              SUBACCOUNTS
                                       ------------------------------------------------------------------------------------------
                                                PRUDENTIAL
                                               SERIES FUND                     AIM V.I.                      AIM V.I.
                                                 GLOBAL                      CORE EQUITY                  PREMIER EQUITY
                                       ------------------------------------------------------------------------------------------
                                       01/01/01  01/01/00  01/01/99  01/01/01  01/01/00  01/01/99  01/01/01  01/01/00  01/01/99
                                          TO       TO         TO        TO        TO        TO        TO        TO        TO
                                       12/31/01  12/31/00  12/31/99  12/31/01  12/31/00  12/31/99  12/31/01  12/31/00  12/31/99
                                       ------------------------------------------------------------------------------------------
1. Beginning of period (rounded) ...    $13.17    $16.19    $11.08    $14.07    $16.37    $12.37    $14.08    $16.60    $12.97
2. End of period (rounded) .........    $10.75    $13.17    $16.19    $10.67    $14.07    $16.37    $12.22    $14.08    $16.90
3. Accumulation Units Outstanding
   at end of period ................     1,224       664        75       479       340       351     3,998    11,248       577
                                       ------------------------------------------------------------------------------------------


--------------------------------------------------------------
                                        JANUS
        CREDIT SUISSE                   ASPEN
 GLOBAL POST-VENTURE CAPITAL            GROWTH
--------------------------------------------------------------
01/01/01  01/01/00  01/01/99  01/01/01  01/01/00   01/01/99
   TO        TO        TO        TO        TO         TO
12/31/01  12/31/00  12/31/99  12/31/01  12/31/00   12/31/99
--------------------------------------------------------------
 $13.91    $17.15    $10.64     $16.28    $18.91    $13.33
 $ 9.71    $13.91    $17.15     $12.02    $16.28    $18.91

  1,403       587     1,372      1,854       973     1,197
--------------------------------------------------------------




                                                                                                              SUBACCOUNTS
                                       -----------------------------------------------------------------------------------------
                                                  JANUS
                                                  ASPEN                         MFS                            MFS
                                           INTERNATIONAL GROWTH            EMERGING GROWTH                  RESEARCH
                                       -----------------------------------------------------------------------------------------
                                       01/01/01  01/01/00  01/01/99  01/01/01  01/01/00  01/01/99  01/01/01  01/01/00  01/01/99
                                          TO       TO         TO        TO        TO        TO        TO        TO        TO
                                       12/31/01  12/31/00  12/31/99  12/31/01  12/31/00  12/31/99  12/31/01  12/31/00  12/31/99
                                       -----------------------------------------------------------------------------------------
1. Beginning of period (rounded) ...    $16.31    $19.69    $10.96    $18.59    $23.04    $13.23    $13.77    $14.45    $11.82
2. End of period (rounded) .........    $12.38    $16.31    $19.69    $12.18    $18.59    $23.04    $10.67    $13.77    $14.45
3. Accumulation Units Outstanding
   at end of period ................     1,467     3,242        31     5,403    10,319        82       228        97         1
                                       -----------------------------------------------------------------------------------------


--------------------------------------------------------------
           OCC                           OCC
      ACCUMULATION                   ACCUMULATION
      TRUST MANAGED                 TRUST SMALL CAP
--------------------------------------------------------------
 01/01/01  01/01/00  01/01/99  01/01/01  01/01/00   01/01/99
    TO        TO        TO        TO        TO         TO
 12/31/01  12/31/00  12/31/99  12/31/01  12/31/00   12/31/99
--------------------------------------------------------------
  $12.10    $11.18      N/A      $12.78     $8.89     $9.19
  $11.40    $12.10      N/A      $13.64    $12.75     $8.69

     522       344      N/A         178       233     1,162
--------------------------------------------------------------


                                                               SUBACCOUNTS
                                       -----------------------------------------------------------
                                               T. ROWE PRICE               T. ROWE PRICE
                                               EQUITY INCOME            INTERNATIONAL STOCK
                                       -----------------------------------------------------------
                                       01/01/01  01/01/00  01/01/99  01/01/01  01/01/00  01/01/99
                                          TO         TO       TO        TO        TO        TO
                                       12/31/01  12/31/00  12/31/99  12/31/01  12/31/00  12/31/99
                                       -----------------------------------------------------------
1. Beginning of period (rounded) ...    $13.15    $11.63    $11.38    $10.84    $13.45    $10.24
2. End of period (rounded) .........    $13.10    $13.15    $11.63    $ 8.35    $10.84    $13.45
3. Accumulation Units Outstanding
   at end of period ................       346       238       480       881     3,495     409
                                       -----------------------------------------------------------


                                                                        APPENDIX

                            ACCUMULATION UNIT VALUES
                    CONTRACTS OTHER THAN SMALL PLAN CONTRACT
        THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT
                        (CONDENSED FINANCIAL INFORMATION)


                                                      SUBACCOUNTS
                                     -------------------------------------------------
                                                       PRUDENTIAL
                                                       SERIES FUND
                                                      MONEY MARKET
                                     -------------------------------------------------
                                     01/01/01  01/01/00  01/01/99  01/01/98 07/31/97*
                                         TO       TO        TO        TO      TO
                                     12/31/01  12/31/00  12/31/99  12/31/98 12/31/97
                                     -------------------------------------------------
1. Beginning of period (rounded) ..   $ 11.51   $ 10.94   $ 10.52    $10.08   $10.00
2. End of period (rounded) ........   $ 11.86   $ 11.51   $ 10.94    $10.52   $10.08
3. Accumulation Units Outstanding
   at end of period ...............   226,026   238,181   127,605    42,992      815
                                     -------------------------------------------------

---------------------------------------------------------------------------------------------------
                PRUDENTIAL                                          PRUDENTIAL
                 SERIES FUND                                        SERIES FUND
               DIVERSIFIED BOND                                  GOVERNMENT INCOME
---------------------------------------------------------------------------------------------------
01/01/01  01/01/00 01/01/99   01/01/98  07/31/97* 01/01/01  01/01/00   01/01/99  01/01/98  07/31/97*
   TO        TO       TO         TO        TO        TO        TO        TO         TO        TO
12/31/01  12/31/00 12/31/99   12/31/98  12/31/97  12/31/01  12/31/00   12/31/99  12/31/98  12/31/97
---------------------------------------------------------------------------------------------------
 $ 11.41   $ 10.50   $ 10.68    $10.07    $10.00   $ 11.94    $10.69     $11.10    $10.27    $10.00
 $ 12.08   $ 11.41   $ 10.50    $10.68    $10.07   $ 12.77    $11.94     $10.69    $11.10    $10.27

 270,078   157,705   105,742    63,041       542   115,455    75,262     58,456    33,914        60
---------------------------------------------------------------------------------------------------

                                                       SUBACCOUNTS
                                     -------------------------------------------------
                                                         PRUDENTIAL
                                                        SERIES FUND
                                                   CONSERVATIVE BALANCED
                                     -------------------------------------------------
                                     01/01/01  01/01/00  01/01/99  01/01/98 07/31/97*
                                         TO       TO        TO        TO      TO
                                     12/31/01  12/31/00  12/31/99  12/31/98 12/31/97
                                     -------------------------------------------------
1. Beginning of period (rounded) ..   $ 11.56   $ 11.73   $ 11.10   $ 10.03   $10.00
2. End of period (rounded) ........   $ 11.21   $ 11.56   $ 11.73   $ 11.10   $10.03
3. Accumulation Units Outstanding
   at end of period ...............   318,311   302,251   246,332   146,440      563
                                     -------------------------------------------------


---------------------------------------------------------------------------------------------------
                   PRUDENTIAL                                      PRUDENTIAL
                   SERIES FUND                                    SERIES FUND
                FLEXIBLE MANAGED                                 HIGH YIELD BOND
---------------------------------------------------------------------------------------------------
01/01/01  01/01/00 01/01/99   01/01/98  07/31/97* 01/01/01  01/01/00   01/01/99  01/01/98  07/31/97*
   TO        TO       TO         TO        TO        TO        TO        TO         TO        TO
12/31/01  12/31/00 12/31/99   12/31/98  12/31/97  12/31/01  12/31/00   12/31/99  12/31/98  12/31/97
---------------------------------------------------------------------------------------------------
 $ 11.36   $ 11.64  $ 10.90     $  9.99   $10.00    $ 9.47    $10.38    $10.02     $10.37    $10.00
 $ 10.60   $ 11.36  $ 11.64     $ 10.90   $ 9.99    $ 9.33    $ 9.47    $10.38     $10.02    $10.37

 379,851   351,407  256,779     149,274   4,286     84,528    66,150    36,945     19,787    1,952
---------------------------------------------------------------------------------------------------


                                                       SUBACCOUNTS
                                    --------------------------------------------------
                                                       PRUDENTIAL
                                                       SERIES FUND
                                                       STOCK INDEX
                                    --------------------------------------------------
                                     01/01/01  01/01/00  01/01/99  01/01/98 07/31/97*
                                         TO       TO        TO        TO      TO
                                     12/31/01  12/31/00  12/31/99  12/31/98 12/31/97
                                    --------------------------------------------------
1. Beginning of period (rounded) .. $   14.07   $  15.62  $ 13.09   $ 10.29   $10.00
2. End of period (rounded) ........ $   12.25   $  14.07  $ 15.62   $ 13.09   $10.29
3. Accumulation Units Outstanding
   at end of period ............... 1,410,925  1,266,223  888,608   382,563    1,890
                                    --------------------------------------------------


---------------------------------------------------------------------------------------------------
                  PRUDENTIAL                                        PRUDENTIAL
                  SERIES FUND                                       SERIES FUND
                     VALUE                                             EQUITY
---------------------------------------------------------------------------------------------------
01/01/01  01/01/00 01/01/99   01/01/98  07/31/97* 01/01/01  01/01/00   01/01/99  01/01/98  07/31/97*
   TO        TO       TO         TO        TO        TO        TO        TO         TO        TO
12/31/01  12/31/00 12/31/99   12/31/98  12/31/97  12/31/01  12/31/00   12/31/99  12/31/98  12/31/97
---------------------------------------------------------------------------------------------------
 $ 12.92   $ 11.29   $ 10.13    $10.48    $10.00  $  12.48  $  12.21    $ 10.96   $ 10.12   $10.00
 $ 12.52   $ 12.92   $ 11.29    $10.13    $10.48  $  10.98  $  12.48    $ 12.21   $ 10.96   $10.12

 217,738   157,912   120,568    53,578     1,171 1,533,228 1,454,168  1,188,971   769,653   2,907
---------------------------------------------------------------------------------------------------

                                                        SUBACCOUNTS
                                    --------------------------------------------------
                                                         PRUDENTIAL
                                                        SERIES FUND
                                                         JENNISON
                                    --------------------------------------------------
                                     01/01/01  01/01/00  01/01/99  01/01/98 07/31/97*
                                         TO       TO        TO        TO      TO
                                     12/31/01  12/31/00  12/31/99  12/31/98 12/31/97
                                    --------------------------------------------------
1. Beginning of period (rounded) ..   $ 15.47    $18.91    $13.43    $ 9.87   $10.00
2. End of period (rounded) ........   $ 12.52    $15.47    $18.91    $13.43   $ 9.87
3. Accumulation Units Outstanding
   at end of period ...............   909,515   773,331   416,885    77,040    3,111
                                    --------------------------------------------------


---------------------------------------------------------------------------------------------------
                PRUDENTIAL
                SERIES FUND                                           AIM V.I.
                   GLOBAL                                           CORE EQUITY
---------------------------------------------------------------------------------------------------
01/01/01  01/01/00 01/01/99   01/01/98  07/31/97* 01/01/01  01/01/00   01/01/99  01/01/98  07/31/97*
   TO        TO       TO         TO        TO        TO        TO        TO         TO        TO
12/31/01  12/31/00 12/31/99   12/31/98  12/31/97  12/31/01  12/31/00   12/31/99  12/31/98  12/31/97
---------------------------------------------------------------------------------------------------
 $ 13.26    $16.27    $11.08    $ 8.95    $10.00   $ 13.92    $16.45     $12.37    $ 9.79    $10.00
 $ 10.81    $13.26    $16.27    $11.08    $ 8.95   $ 10.63    $13.92     $16.45    $12.37    $ 9.79

 277,037   261,996   206,013   124,465     1,576   497,662   434,583    202,653    16,899     1,122
---------------------------------------------------------------------------------------------------



                                                                        APPENDIX

                            ACCUMULATION UNIT VALUES
              CONTRACTS OTHER THAN SMALL PLAN CONTRACT--(CONTINUED)
        THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT
                        (CONDENSED FINANCIAL INFORMATION)


                                                         SUBACCOUNTS
                                       -------------------------------------------------

                                                           AIM V.I.
                                                        PREMIER EQUITY
                                       -------------------------------------------------
                                       01/01/01  01/01/00  01/01/99  01/01/98  07/31/97*
                                          TO        TO        TO        TO       TO
                                       12/31/01  12/31/00  12/31/99  12/31/98  12/31/97
                                       -------------------------------------------------
1. Beginning of period (rounded) ...   $ 14.10   $ 16.68   $ 12.97    $ 9.89    $10.00
2. End of period (rounded) .........   $ 12.20   $ 14.10   $ 16.68    $12.97    $ 9.89
3. Accumulation Units Outstanding
   at end of period ................   544,688   461,578   275,517    37,442     1,738
                                       -------------------------------------------------


----------------------------------------------------------------------------------------------------
                                                                        JANUS
                 CREDIT SUISSE                                          ASPEN
           GLOBAL POST-VENTURE CAPITAL                                 GROWTH
----------------------------------------------------------------------------------------------------
 01/01/01 01/01/00  01/01/99  01/01/98  07/31/97* 01/01/01  01/01/00   01/01/99  01/01/98  07/31/97*
   TO        TO        TO        TO        TO        TO        TO        TO         TO       TO
 12/31/01 12/31/00  12/31/99  12/31/98  12/31/97  12/31/01  12/31/00   12/31/99  12/31/98  12/31/97
----------------------------------------------------------------------------------------------------
 $ 13.81   $ 17.23    $10.64    $10.08    $10.00  $  16.07   $ 19.01    $ 13.33    $ 9.92    $10.00
 $  9.76   $ 13.81    $17.23    $10.64    $10.08  $  11.98   $ 16.07    $ 19.01    $13.33    $ 9.92

 123,891   119,358    11,646     6,039         5 1,080,734   971,747    455,919    43,275       462
----------------------------------------------------------------------------------------------------


                                                        SUBACCOUNTS
                                       -------------------------------------------------
                                                            JANUS
                                                            ASPEN
                                                      INTERNATIONAL GROWTH
                                       -------------------------------------------------
                                       01/01/01  01/01/00  01/01/99  01/01/98  07/31/97*
                                          TO        TO        TO        TO       TO
                                       12/31/01  12/31/00  12/31/99  12/31/98  12/31/97
                                       -------------------------------------------------
1. Beginning of period (rounded) ...   $ 16.47   $ 19.79   $ 10.96    $ 9.44    $10.00
2. End of period (rounded) .........   $ 12.52   $ 16.47   $ 19.79    $10.96    $ 9.45
3. Accumulation Units Outstanding
   at end of period ................   632,016   551,652   189,554    34,735       942
                                       -------------------------------------------------


----------------------------------------------------------------------------------------------------

                       MFS                                              MFS
                 EMERGING GROWTH                                      RESEARCH
----------------------------------------------------------------------------------------------------
 01/01/01 01/01/00  01/01/99  01/01/98  07/31/97* 01/01/01  01/01/00   01/01/99  01/01/98  07/31/97*
   TO        TO        TO        TO        TO        TO        TO        TO         TO       TO
 12/31/01 12/31/00  12/31/99  12/31/98  12/31/97  12/31/01  12/31/00   12/31/99  12/31/98  12/31/97
----------------------------------------------------------------------------------------------------
 $ 18.43   $ 23.15   $ 13.23    $ 9.95    $10.00   $ 13.68   $ 14.52     $11.82    $ 9.67    $10.00
 $ 12.14   $ 18.43   $ 23.15    $13.23    $ 9.95   $ 10.67   $ 13.68     $14.52    $11.82    $ 9.67

 515,877   443,945   234,665    61,164       470   132,489   102,656     57,813    14,548       779
----------------------------------------------------------------------------------------------------


                                                            SUBACCOUNTS
                                       --------------------------------------------------
                                                                 OCC
                                                            ACCUMULATION
                                                            TRUST MANAGED
                                       --------------------------------------------------
                                       01/01/01  01/01/00  01/01/99  01/01/98  07/31/97*
                                          TO        TO        TO        TO       TO
                                       12/31/01  12/31/00  12/31/99  12/31/98  12/31/97
                                       --------------------------------------------------
1. Beginning of period (rounded) ...   $ 12.15    $11.18    $10.75    $10.13    $10.00
2. End of period (rounded) .........   $ 11.43    $12.15    $11.18    $10.75    $10.13
3. Accumulation Units Outstanding
   at end of period ................   105,480    75,083    59,831    23,869     2,135
                                       --------------------------------------------------


---------------------------------------------------------------------------------------------------
                           OCC
                      ACCUMULATION                                        T. ROWE PRICE
                      TRUST SMALL CAP                                     EQUITY INCOME
---------------------------------------------------------------------------------------------------
01/01/01 01/01/00  01/01/99  01/01/98  07/31/97* 01/01/01  01/01/00   01/01/99  01/01/98  07/31/97*
  TO        TO        TO        TO        TO        TO        TO        TO         TO       TO
12/31/01 12/31/00  12/31/99  12/31/98  12/31/97  12/31/01  12/31/00   12/31/99  12/31/98  12/31/97
---------------------------------------------------------------------------------------------------
$ 12.75    $ 8.94    $ 9.19    $10.20    $10.00   $ 13.09   $ 11.69     $11.38    $10.54    $10.00
$ 13.68    $12.75    $ 8.94    $ 9.19    $10.20   $ 13.15   $ 13.09     $11.69    $11.38    $10.54

150,562    82,413    29,150    12,742     2,781   194,085   123,371     88,559    26,852     1,704
---------------------------------------------------------------------------------------------------


                                                         SUBACCOUNTS
                                        -------------------------------------------------
                                                        T. ROWE PRICE
                                                      INTERNATIONAL STOCK
                                        -------------------------------------------------
                                        01/01/01  01/01/00  01/01/99  01/01/98  07/31/97*
                                           TO        TO        TO        TO       TO
                                        12/31/01  12/31/00  12/31/99  12/31/98 12/31/97
                                        -------------------------------------------------
1. Beginning of period (rounded) ...    $10.99    $13.51    $10.24    $ 8.92    $10.00
2. End of period (rounded) .........    $ 8.46    $10.99    $13.51    $10.24    $ 8.92
3. Accumulation Units Outstanding
   at end of period ................    54,084    36,679    15,783     6,523       216
                                        -------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION


May 1, 2002




DISCOVERY SELECT GROUP RETIREMENT ANNUITY

DISCOVERY SELECT GROUP VARIABLE ANNUITY CONTRACTS ISSUED
THROUGH THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE
CONTRACT ACCOUNT


The Prudential Insurance Company of America ("Prudential") offers the DISCOVERY SELECT(SM) Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (the "Code") and with non-qualified annuity arrangements on a continuous basis. Contributions to the Contract made on behalf of a Participant may be invested in one or more of the twenty-two Subaccounts of The Prudential Discovery Select Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Credit Suisse Trust, Janus Aspen Series, MFS Variable Insurance Trust, OCC Accumulation Trust, T. Rowe Price Equity Series, Inc., and T. Rowe Price International Series, Inc.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2002. Certain portions of that May 1, 2002 prospectus are incorporated by reference into this Statement of Additional Information.





                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone: (888) PRU-2888

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Definitions ...............................................................    2

Other Contract Provisions .................................................    2

  Assignment ..............................................................    2

  Participation In Divisible Surplus ......................................    2

Administration ............................................................    3

Performance Information ...................................................    4

Average Annual Total Return ...............................................    4

Non-Standard Total Return .................................................    4

Performance Information ...................................................    4

Directors of Prudential ...................................................   12

Officers of Prudential ....................................................   14

Sale of the Contracts .....................................................   15

Legal Matters .............................................................   15

Experts ...................................................................   15

FINANCIAL STATEMENTS OF THE DISCOVERY ACCOUNT .............................  A-1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL
 INSURANCE COMPANY OF AMERICA AND ITS SUBSIDIARIES ........................  B-1


                                    The Prudential Insurance Company of America
                                    30 Scranton Office Park
                                    Scranton, PA 18507-1789
                                    Telephone 1-800-458-6333

                                   DEFINITIONS

CONTRACTS--The group variable annuity contracts described in the Prospectus and offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403 (b), 408 or 457 of the Internal Revenue Code and with non-qualified annuity arrangements. One of such contracts is the Small Plan Contract described in the Prospectus. Another such Contract is the 457 Contract described in the Prospectus.

FUNDS--The Portfolios of the Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Credit Suisse Trust, Janus Aspen Series, MFS Variable Insurance Trust, OCC Accumulation Trust, T. Rowe Price Equity Series, Inc., and
T. Rowe Price International Series, Inc.

PARTICIPANT--A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract.

PARTICIPANT ACCOUNT--An account established for each Participant to record the amount credited to the Participant under the Contract.

PARTICIPANT ACCOUNT VALUE--The dollar amount held in a Participant Account.

PRUDENTIAL--The Prudential Insurance Company of America. "We," "us," or "our" means Prudential. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT--A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust (the "Discovery Account"), invested through its Subaccounts in shares of the corresponding Funds.

SMALL PLAN CONTRACT--A type of Contract used exclusively with retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer Participants.

SUBACCOUNT--A division of the Discovery Account, the assets of which are invested in shares of the corresponding Funds.

457 CONTRACT--A type of Contract used exclusively with retirement plans described in Section 457 of the Code.

We set out other defined terms in the Prospectus.

                            OTHER CONTRACT PROVISIONS

ASSIGNMENT

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

PARTICIPATION IN DIVISIBLE SURPLUS

During 2001, Prudential completed its transition from a mutual life insurance company to a stock life insurance company. When Prudential was a mutual insurer, owners of certain Prudential contracts participated in Prudential's divisible surplus according to an annual determination of Prudential's Board of Directors as to the portion, if any, of such divisible surplus attributable to that class of contract. As a consequence of Prudential's conversion to a stock life insurer, ownership of a Prudential contract no longer confers the right to participate in Prudential's surplus or profits.

                                 ADMINISTRATION

The assets of each Subaccount of the Discovery Account are invested in a corresponding Fund. The prospectus and the statement of additional information of each Fund describe the investment management and administration of that Fund.

At a meeting held on January 31, 2001, shareholders of The Prudential Series Fund, Inc. (the "Fund"), approved several changes. Among other things, Fund shareholders approved a management contract with Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, under which PI now manages each of the Fund's portfolios under a "manager-of-managers" approach. Under that approach, PI may change a subadviser or amend a subadvisory agreement without obtaining shareholder approval. Shareholders also approved new subadvisers for a number of Fund portfolios. Jennison Associates LLC, a Prudential subsidiary, now serves as subadviser to the following portfolios that previously were subadvised (in whole or in part) by Prudential Investment Management, Inc. ("PIM"): Equity Portfolio, Prudential Value Portfolio, and Global Portfolio. PIM continues to serve as subadviser to the Conservative Balanced Portfolio, Diversified Bond Portfolio, Flexible Managed Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio and Stock Index Portfolio, although PIM now serves under a new subadvisory agreement that utilizes the "manager-of-managers" approach.


Shareholders also approved new subadvisory agreements between PI and:

o  GE Assset Management Incorporated ("GE") for the Equity Portfolio

o  Salomon Brothers Asset Management Inc. ("Salomon") for the Equity Portfolio

o  Deutsche Asset Management, Inc. ("Deutsche") for the Prudential Value
   Portfolio

o  Victory Capital Management, Inc. ("Victory") for the Prudential Value
   Portfolio

The agreements provide that Deutsche, GE, Victory and Salomon serve as subadviser to a portion of the assets (approximately 25%) of the respective Portfolios.

Deutsche, GE, Victory, Jennison, PIM and Salomon are all registered as investment advisers under the Investment Advisers Act of 1940.

Prudential generally is responsible for the administrative and recordkeeping functions of the Discovery Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

With respect to the Small Plan Contracts, Prudential has delegated certain of these administrative and recordkeeping functions to the Small Plan Contract Recordkeeper.

Prudential is reimbursed for these administrative and recordkeeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.

A daily charge is made which is equal to a maximum effective annual rate of 0.85% of the net assets in each Subaccount (this charge is equal to 1.05% for Small Plan Contracts). All of this charge is for administrative expenses not covered by the annual account charge. During 2001, 2000, and 1999, Prudential received $1,311,510, $1,136,103, and $487,156, respectively for administrative expenses and for providing management services. There is also an annual account charge for administrative expenses of not greater than $32 assessed against a Participant Account. During 2001, 2000, and 1999, Prudential collected $45,411, $35,906, and $21,188, respectively in annual account charges.

A withdrawal charge is also imposed on certain withdrawals from the Subaccounts and the Guaranteed Interest Account. During 2001, Prudential collected $1,299 in withdrawal charges.

                             PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN

The Discovery Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period, giving effect to any withdrawal charge and all other charges and fees applicable under the Contract. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

                                P(1 + T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

NON-STANDARD TOTAL RETURN

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Discovery Account may present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical contribution will not include any withdrawal charge. Consistent with the long-term investment and retirement objectives of the Contract, this total return presentation may assume that investment in the Contract continues beyond the period when the withdrawal charge applies. The total return percentage under this nonstandardized method will be higher than that resulting from the standardized method.

The Discovery Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Discovery Account for the specified period.

PERFORMANCE INFORMATION

The tables below provide performance information for each Subaccount for specified periods ending December 31, 2001. For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "hypothetical performance data"). This information does not indicate or represent future performance.

Table 1 below assumes a hypothetical investment of $1,000 at the beginning of the period via the Subaccount investing in the applicable Fund and withdrawal of the investment on 12/31/01. The rates of return thus reflect the mortality and expense risk fee, the maximum administrative fee, the withdrawal charge and a pro rata portion of the annual account charge. The performance shown below is only for Contracts other than the Small Plan Contract.


                                     TABLE 1
                             SUBACCOUNT STANDARDIZED
                           AVERAGE ANNUAL TOTAL RETURN



                                                                                     DATE      ONE YEAR
               FUND                                                               SUB-ACCOUNT    ENDED       7/31/97-
            PORTFOLIO                                                             ESTABLISHED   12/31/01     12/31/01
            ---------                                                             -----------  ---------     ---------
The Prudential Series Fund, Inc.
  Conservative Balanced Subaccount ............................................     6/24/97       -8.25%       6.38%
  Diversified Bond Subaccount .................................................     6/24/97        0.46%       5.59%
  Equity Subaccount ...........................................................     6/24/97      -17.22%      10.82%
  Flexible Managed Subaccount .................................................     6/24/97      -11.80%       7.04%
  Global Subaccount ...........................................................     6/24/97      -23.47%       8.11%
  Government Income Subaccount ................................................     6/24/97        1.95%       5.80%
  High Yield Bond Subaccount ..................................................     6/24/97       -6.60%       5.47%
  Jennison Subaccount .........................................................     6/24/97      -24.40%      13.03%
  Money Market Subaccount .....................................................     6/24/97       -2.23%       3.43%
  Prudential Value Subaccount .................................................     6/24/97       -8.34%      11.67%
  Stock Index Subaccount ......................................................     6/24/97      -18.48%      11.39%

AIM Variable Insurance Funds, Inc.
  AIM V.I. Core Equity Subaccount .............................................     6/24/97      -28.70%      10.12%
  AIM V.I. Premier Equity Subaccount ..........................................     6/24/97      -18.48%      12.25%

Credit Suisse Trust
  Global Post-Venture Capital Subaccount ......................................     6/24/97      -34.34%       1.33%

Janus Aspen Series
  Growth Subaccount ...........................................................     6/24/97      -30.50%      10.55%
  International Growth Subaccount .............................................     6/24/97      -29.00%      12.13%

MFS Variable Insurance Trust
  Emerging Growth Subaccount ..................................................     6/24/97      -39.19%      11.16%
  Research Subaccount .........................................................     6/24/97      -27.04%       8.86%

OCC Accumulation Trust
  Managed Subaccount ..........................................................     6/24/97      -10.95%      12.17%
  Small Cap Subaccount ........................................................     6/24/97        2.26%      11.73%

T. Rowe Price
  T. Rowe Price Equity Series, Inc., Equity Income Subaccount .................     6/24/97       -4.59%      13.44%
  T. Rowe Price International Series, Inc., International Stock Subaccount ....     6/24/97      -27.98%       2.56%

Table 2 below shows average annual total return on the same assumptions as Table 1 except that the value in the Subaccount is not withdrawn at the end of the period or is withdrawn to effect an annuity. The rates of return shown below reflect the mortality and expense risk fee and the maximum administrative fee, but do not reflect any withdrawal charges or the impact of a pro rata portion of the annual account charge. The performance shown in Table 2 below is only for Contracts other than the Small Plan Contract.

                                     TABLE 2
                           SUBACCOUNT NON-STANDARDIZED
               AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL
                    CONTRACTS OTHER THAN SMALL PLAN CONTRACT


                                                                                  ONE            THREE           FIVE        TEN
                                                                   DATE          YEAR            YEARS           YEARS      YEARS
                    FUND                                           FUND          ENDED           ENDED           ENDED      ENDED
                 PORTFOLIO                                      ESTABLISHED     12/31/01       12/31/01        12/31/01    12/31/01
                 ---------                                      -----------     --------       --------        --------    ---------
The Prudential Series Fund, Inc.
  Conservative Balanced Subaccount ......................        5/13/83         -2.99%          0.33%         4.74%         6.52%
  Diversified Bond Subaccount ...........................        5/13/83          5.92%          4.18%         5.25%         5.87%
  Equity Subaccount .....................................        5/13/83        -12.06%          0.05%         5.83%        10.88%
  Flexible Managed Subaccount ...........................        5/13/83         -6.62%          0.93%         4.30%         7.14%
  Global Subaccount .....................................        9/19/88        -18.45%         -0.82%         4.71%         8.12%
  Government Income Subaccount ..........................         5/1/89          6.99%          4.80%         6.04%         5.82%
  High Yield Bond Subaccount ............................        2/23/87         -1.43%         -2.36%         0.27%         5.58%
  Jennison Subaccount ...................................         5/1/95        -19.06%         -2.31%        10.31%        13.20%
  Money Market Subaccount ...............................        5/13/83          3.06%          4.05%         3.97%         3.64%
  Prudential Value Subaccount ...........................        2/19/88         -3.04%          7.31%         9.61%        11.78%
  Stock Index Subaccount ................................       10/19/87        -12.92%         -2.18%         9.60%        11.60%

AIM Variable Insurance Funds, Inc.
  AIM V.I. Core Equity Subaccount .......................         5/2/94        -23.59%         -4.92%         6.10%        10.18%
  AIM V.I. Premier Equity Subaccount ....................         5/5/93        -13.43%         -2.01%         8.59%        12.27%

Credit Suisse Trust
  Global Post-Venture Capital Subaccount ................        9/30/96        -29.34%         -2.86%         1.70%         1.33%

Janus Aspen Series
  Growth Subaccount .....................................        9/13/93        -25.42%         -3.49%         7.76%        10.59%
  International Growth Subaccount .......................         5/2/94        -23.99%          4.51%         8.93%        12.14%

MFS Variable Insurance Trust
  Emerging Growth Subaccount ............................        7/24/95        -34.15%         -2.83%         7.87%        11.19%
  Research Subaccount ...................................        7/24/95        -22.03%         -3.37%         5.30%         8.86%

OCC Accumulation Trust
  Managed Subaccount ....................................         8/1/88         -5.85%          2.08%         6.67%        12.20%
  Small Cap Subaccount ..................................         8/1/88          7.27%         14.16%        10.09%        11.73%

T. Rowe Price
  T. Rowe Price Equity Series, Inc.,
   Equity Income Subaccount .............................        3/31/94          0.46%          4.94%         9.66%        13.46%
  T. Rowe Price International Series, Inc.,
   International Stock Subaccount .......................        3/31/94        -22.98%         -6.13%        -0.74%        -2.56%

--------------

Note 1: This table assumes no deferred sales charges, and further assumes hypothetically that each subaccount was invested in the fund from the inception date of the fund.

Table 3 below assumes a hypothetical investment of $1,000 at the beginning of the period via the Subaccount investing in the applicable Fund and withdrawal of the investment on 12/31/01. The rates of return thus reflect the mortality and expense risk fee, the maximum administrative fee, the withdrawal charge and a pro rata portion of the annual account charge. The performance shown below is only for the Small Plan Contract.

                                     TABLE 3
                             SUBACCOUNT STANDARDIZED
                           AVERAGE ANNUAL TOTAL RETURN

                                                                                      DATE        ONE YEAR
            FUND                                                                   SUB-ACCOUNT     ENDED       10/19/98-
          PORTFOLIO                                                                ESTABLISHED    12/31/01     12/31/01
          ---------                                                                -----------    ---------    ---------
The Prudential Series Fund, Inc.
  Conservative Balanced Subaccount .............................................      6/24/97       -8.44%       7.94%
  Diversified Bond Subaccount ..................................................      6/24/97        0.26%       7.17%
  Equity Subaccount ............................................................      6/24/97      -17.39%      11.33%
  Flexible Managed Subaccount ..................................................      6/24/97      -11.99%       8.82%
  Global Subaccount ............................................................      6/24/97      -23.63%       7.38%
  Government Income Subaccount .................................................      6/24/97        1.74%       6.79%
  High Yield Bond Subaccount ...................................................      6/24/97       -6.80%       4.89%
  Jennison Subaccount ..........................................................      6/24/97      -24.56%      12.80%
  Money Market Subaccount ......................................................      6/24/97       -2.43%       4.73%
  Prudential Value Subaccount ..................................................      6/24/97       -8.53%      11.87%
  Stock Index Subaccount .......................................................      6/24/97      -18.65%      12.87%

AIM Variable Insurance Funds, Inc.
  AIM V.I. Core Equity Subaccount ..............................................      6/24/97      -28.85%       9.90%
  AIM V.I. Premier Equity Subaccount ...........................................      6/24/97      -18.65%      12.03%

Credit Suisse Trust
  Global Post-Venture Capital Subaccount .......................................      6/24/97      -34.48%       1.13%

Janus Aspen Series
  Growth Subaccount ............................................................      6/24/97      -30.65%      10.33%
  International Growth Subaccount ..............................................      6/24/97      -29.15%      11.91%

MFS Variable Insurance Trust
  Emerging Growth Subaccount ...................................................      6/24/97      -39.32%      10.94%
  Research Subaccount ..........................................................      6/24/97      -27.19%       8.64%

OCC Accumulation Trust
  Managed Subaccount ...........................................................      6/24/97      -11.13%      13.99%
  Small Cap Subaccount .........................................................      6/24/97        2.05%      12.05%

T. Rowe Price
  T. Rowe Price Equity Series, Inc., Equity Income Subaccount ..................      6/24/97       -4.79%      13.21%
  T. Rowe Price International Series, Inc., International Stock
   Subaccount ..................................................................      6/24/97      -28.14%       2.36%

Table 4 below shows average annual total return on the same assumptions as Table 1 except that the value in the Subaccount is not withdrawn at the end of the period or is withdrawn to effect an annuity. The rates of return shown below reflect the mortality and expense risk fee and the maximum administrative fee, but do not reflect any withdrawal charges or the impact of a pro rata portion of the annual account charge. The performance shown in Table 5 below is only for the Small Plan Contract.

                                     TABLE 4
                           SUBACCOUNT NON-STANDARDIZED
               AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL

                              SMALL PLAN CONTRACTS

                                                                            ONE         THREE         FIVE          TEN
                                                               DATE        YEAR         YEARS         YEARS        YEARS
                 FUND                                          FUND        ENDED        ENDED         ENDED        ENDED
              PORTFOLIO                                     ESTABLISHED   12/31/01     12/31/01      12/31/01     12/31/01
              ---------                                     -----------   --------     --------      --------     --------
The Prudential Series Fund, Inc.
  Conservative Balanced Subaccount ......................     5/13/83       -3.18%        0.13%        4.53%        6.31%
  Diversified Bond Subaccount ...........................     5/13/83        5.71%        3.97%        5.04%        5.66%
  Equity Subaccount .....................................     5/13/83      -12.24%       -0.15%        5.62%       10.66%
  Flexible Managed Subaccount ...........................     5/13/83       -6.80%       -1.13%        4.11%        7.05%
  Global Subaccount .....................................     9/19/88      -18.61%       -1.02%        4.50%        7.91%
  Government Income Subaccount ..........................      5/1/89        6.78%        4.59%        5.83%        5.61%
  High Yield Bond Subaccount ............................     2/23/87       -1.62%       -2.55%        0.07%        5.37%
  Jennison Subaccount ...................................      5/1/95      -19.22%       -2.51%       10.10%       12.98%
  Money Market Subaccount ...............................     5/13/83        2.86%        3.84%        3.76%        3.44%
  Prudential Value Subaccount ...........................     2/19/88       -3.24%        7.10%        9.39%       11.56%
  Stock Index Subaccount ................................    10/19/87      -13.10%       -2.38%        9.38%       11.38%

AIM Variable Insurance Funds, Inc.
  AIM V.I. Core Equity Subaccount .......................      5/2/94      -23.75%       -5.11%        5.89%        9.96%
  AIM V.I. Premier Equity Subaccount ....................      5/5/93      -13.60%       -2.20%        8.38%       12.05%

Credit Suisse Trust
  Global Post-Venture Capital Subaccount ................     9/30/96      -29.48%       -3.05%        1.50%        1.13%

Janus Aspen Series
  Growth Subaccount .....................................     9/13/93      -25.57%       -3.69%        7.55%       10.37%
  International Growth Subaccount .......................      5/2/94      -24.15%        4.30%        8.71%       11.91%

MFS Variable Insurance Trust
  Emerging Growth Subaccount ............................     7/24/95      -34.28%       -3.02%        7.66%       10.96%
  Research Subaccount ...................................     7/24/95      -22.18%       -3.57%        5.09%        8.65%

OCC Accumulation Trust
  Managed Subaccount ....................................      8/1/88       -6.04%        1.88%        6.46%       11.98%
  Small Cap Subaccount ..................................      8/1/88        7.05%       13.93%        9.87%       11.50%

T. Rowe Price
  T. Rowe Price Equity Series, Inc.,
   Equity Income Subaccount .............................     3/31/94        0.26%        4.73%        9.44%       13.23%
  T. Rowe Price International Series, Inc.,
   International Stock Subaccount .......................     3/31/94      -23.14%       -6.32%       -0.94%        2.36%

-------------

Note 1: This table assumes no deferred sales charges, and further assumes that each subaccount invested in the corresponding fund since the inception date of the fund.

MONEY MARKET SUBACCOUNT YIELD

The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series Fund. All fees, expenses and charges associated with the DISCOVERY SELECT Group Annuity and the Series Fund have been reflected.

The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 2001 were 0.39% and 0.40%, respectively, with respect to Contracts other than the Small Plan Contract. The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 2001 were -1.19% and -1.19%, respectively, with respect to the Small Plan Contract.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above does not reflect the withdrawal charge.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (base period return + 1) 365/7 -1.

The yield on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

COMPARATIVE PERFORMANCE INFORMATION

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Russell 3000 Growth Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and
(5) data in publications such as The Wall Street Journal, The New York Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                    DIRECTORS

FRANKLIN E. AGNEW--Director since 1994 (current term expires June, 2002). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Mr. Agnew is also a director of Bausch & Lomb, Inc. Age 68. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires June, 2002). Member, Audit Committee; Member, Corporate Governance Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age
66. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires June, 2002). Member, Investment Committee, Member Committee on Business Ethics. President and Chief Executive Officer, Q-Linx Inc. from January 2001 to December 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from 1999 to 2000. Partner, McConnell Valdes, LLP in 1998. Former Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Mr. Casellas is also a director of The Swarthmore Group. Age 49. Address: 1025 Connecticut Avenue, N.W., Suite 1012, Washington, D.C. 20036.

JAMES G. CULLEN--Director since 1994 (current term expires June, 2002). Member, Compensation Committee; Member, Committee on Business Ethics. Retired since 2000. President & Chief Operating Officer, Bell Atlantic Corporation, from 1998 to 2000. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. Mr. Cullen is also a director of Agilient Technologies, Inc., Quantum Bridge Communications and Johnson & Johnson. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CAROLYNE K. DAVIS--Director since 1989 (current term expires June, 2002). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Minimed Incorporated and Science Applications International Corporation. Age 70. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director since 1995 (current term expires June, 2002). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Mr. Gilmour is also a director of Whirlpool Corporation, The Dow Chemical Company, DTE Energy Company, Gilmour Enterprises, Inc., Gilmour Ford, Inc., and Gilmour Properties, LLC. Age 67. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires June, 2002). Chairman, Corporate Governance Committee. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray is also a director of JP Morgan Chase & Co., Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 60. Address: 8260 Willow Oaks Corp. Drive, Fairfax,VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires June, 2002). Member, Investment Committee; Member, Committee on Finance & Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director CDL, Inc., Yankee Entertainment Sports Network, Hampshire Management Company, James
E. Hanson Management Company and Pascack Community Bank. Age 65. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires June, 2002). Member, Compensation Committee. Retired since 2002. Chairman and Chief Executive Officer, Owens Corning from 1992 to 2002. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 67. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires June, 2002). Member, Compensation Committee; Member, Corporate Governance Committee. Guest Scholar, The Brookings Institution since 1993. Commissioner, US Commission on Civil Rights 1993 to 1998. Ms. Horner is also a director of Foster Wheeler Ltd., Ingersoll-Rand Company, Ltd., and Pfizer, Inc. Age 60. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

GAYNOR N. KELLEY--Director since 1997 (current term expires June, 2002). Member, Audit Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Age 70. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires June, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Chemical Bank Chairman's Professor of Economics, Princeton University, where he has served on the faculty since 1988. Professor Malkiel is also a director of Baker Fentress & Company, The Jeffrey Company, NeuVis, Inc. and Vanguard Group, Inc. Age 69. Address: Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Director since 1994 (current term expires June, 2002). Member, Executive Committee; Member, Committee on Business Ethics; Member, Committee on Finance and Dividends. Chairman, Chief Executive Officer and President of Prudential Financial, Inc. since December, 2000. Chairman of the Board, Chief Executive Officer and President of The Prudential Insurance Company of America since 1994. Age 59. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires June, 2002). Member, Audit Committee. Chairman of the Volkhov International Business Incubator since 1995. Principal, Investment Strategies International from 1994 to 2000. Ms. Schmertz is also a principal of Microleasing, LLC. Age 67. Address:
751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires June, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Age 71. Address:
5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires June, 2002). Member, Compensation Committee; Member, Audit Committee. Retired since 1997. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. Age 70. Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires June, 2002). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998 and Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, The Toronto-Dominion Bank, Ontario Power Generation, Inc., Stuart Energy Systems, Inc., Nexen Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 68. Address: 11th Floor TD Tower, Toronto Dominion Centre, Toronto, ON, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires June, 2002). Member, Corporate Governance Committee; Member, Audit Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Apex Microtechnology Corporation. Age 61. Address: 7600 Double Tree Ranch Road, Suite 240, Scottsdale, AZ 95258.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires June, 2002). Chairman, Audit Committee; Member, Executive Committee; Member, Corporate Governance Committee. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Dr. Vagelos is also a director of Regeneron Pharmaceuticals, Inc. and Advanced Medicines, Inc. Age 72. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires June, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Audit Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Partner, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 68. Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires June, 2002). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Corporate Governance Committee. Consultant since 1997. Age 74. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President of The Prudential Insurance Company of America since 1994. Chairman, Chief Executive Officer and President of Prudential Financial, Inc. since December, 2000. Age 59.

VIVIAN BANTA--Executive Vice President, U.S. Consumer Group of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, Individual Financial Services 2000 to 2001; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 51.

MICHELE S. DARLING--Executive Vice President, Corporate Governance, Human Resources and Community Resources of The Prudential Insurance Company of America since 2000 and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 48.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems of The Prudential Insurance Company of America since 1997 and Executive Vice President of Prudential Financial, Inc. since 2001. Age 55.

MARK B. GRIER--Executive Vice President, Financial Management, Government Affairs and Demutualization of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997. Age 49.

JEAN D. HAMILTON--Executive Vice President, Institutional of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, Prudential Institutional 1998 to 2001; President, Diversified Group from 1995 to 1998. Age 55.

RODGER A. LAWSON--Executive Vice President, International Investment and Global Marketing of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, International Investments & Global Marketing Communications from 1998 to 2001; Executive Vice President, Marketing and Planning from 1996 to 1998. Age 55.

JOHN R. STRANGFELD--Executive Vice President, Prudential Investment Management of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001 and Chairman and CEO of Prudential Securities since 2000; Executive Vice President, Global Asset Management 1998 to 2001 and Prudential Securities during 2000; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998. Age 48.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer of The Prudential Insurance Company of America since 1997 and Senior Vice President and Chief Financial Officer of Prudential Financial, Inc. since 2001; Controller, Salomon Brothers from 1995 to 1997. Age 54.

ANTHONY S. PISZEL--Senior Vice President and Comptroller of The Prudential Insurance Company of America since 2000 and Senior Vice President and Comptroller of Prudential Financial, Inc. since 2001; Vice President and Comptroller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998. Age 47.

C. EDWARD CHAPLIN--Senior Vice President and Treasurer of The Prudential Insurance Company of America since 2000 and Senior Vice President and Treasurer of Prudential Financial, Inc. since 2002. Vice President and Treasurer from 1995 to 2000. Age 45.

SUSAN J. BLOUNT--Vice President and Secretary of The Prudential Insurance Company of America since 1995 and Vice President and Secretary of Prudential Financial, Inc. since 2001. Age 44.

                              SALE OF THE CONTRACTS

Prudential Investment Management Services LLC ("PIMS"), a subsidiary of Prudential Financial, offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 2001 and 2000, $1,592,445 and $1,170,407 was paid to PIMS for its services as principal underwriter. During 2001 and 2000, PIMS retained $-0- of those commissions.


                                  LEGAL MATTERS

Shea and Gardner of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                     EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2001 and 2000 and for each of the two years in the period ended December 31, 2001 and the financial statements of the Account as of December 31, 2001 and for each of the three years in the period then ended included in this statement of additional information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

                              FINANCIAL STATEMENTS

The consolidated financial statements for Prudential and subsidiaries included herein should be distinguished from the financial statements of the Discovery Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. Also included herein are certain financial statements of the Discovery Account.

                                                     FINANCIAL STATEMENTS OF THE
                                                  PRUDENTIAL DISCOVERY SELECT GROUP
                                                      VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2001


                                                                                       SUBACCOUNTS
                                                          -----------------------------------------------------------------------
                                                           Prudential     Prudential    Prudential     Prudential      Prudential
                                                             Money       Diversified    Government    Conservative      Flexible
                                                             Market         Bond          Income        Balanced        Managed
                                                           Portfolio      Portfolio     Portfolio       Portfolio      Portfolio
                                                          -----------    -----------    -----------    -----------    -----------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered funds,
    at net asset value [Note 3] ......................    $ 3,194,697    $ 4,185,694    $ 2,214,061    $ 4,037,961    $ 4,891,265
  Payable to The Prudential Insurance Company of
    America ..........................................         (3,042)        (4,898)        (2,364)        (5,571)        (8,591)
                                                          -----------    -----------    -----------    -----------    -----------
  Net Assets .........................................    $ 3,191,655    $ 4,180,796    $ 2,211,697    $ 4,032,390    $ 4,882,674
                                                          ===========    ===========    ===========    ===========    ===========


NET ASSETS, representing:

  Accumulation units of Other than Small Plan
    Contracts ........................................    $ 2,995,085    $ 4,134,319    $ 2,210,198    $ 4,032,306    $ 4,881,851
  Accumulation units of Small Plan Contracts .........        196,570         46,477          1,499             84            823
                                                          -----------    -----------    -----------    -----------    -----------
                                                          $ 3,191,655    $ 4,180,796    $ 2,211,697    $ 4,032,390    $ 4,882,674
                                                          ===========    ===========    ===========    ===========    ===========
Units outstanding ....................................        269,142        344,648        172,185        358,574        458,222
                                                          ===========    ===========    ===========    ===========    ===========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                                                 A1


                                                   SUBACCOUNTS (CONTINUED)
  -------------------------------------------------------------------------------------------------------------------------
  Prudential
  High Yield     Prudential      Prudential       Prudential     Prudential      Prudential      AIM V.I.
     Bond       Stock Index        Value           Equity         Jennison        Global        Growth and        AIM V.I.
  Portfolio      Portfolio       Portfolio        Portfolio      Portfolio       Portfolio      Income Fund      Value Fund
  ----------    ------------    ------------    ------------    ------------    ------------    ------------    ------------




  $  939,245    $ 22,195,706    $  2,984,378    $ 18,714,399    $ 17,698,374    $  3,425,610    $  7,009,058    $  9,343,522

        (586)        (12,837)         (3,264)        (26,051)        (10,186)         (2,233)         (7,219)         (7,970)
  ----------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $  938,659    $ 22,182,869    $  2,981,114    $ 18,688,348    $ 17,688,188    $  3,423,377    $  7,001,839    $  9,335,552
  ==========    ============    ============    ============    ============    ============    ============    ============



  $  931,555    $ 22,044,582    $  2,969,540    $ 18,662,718    $ 17,667,072    $  3,410,224    $  6,996,726    $  9,286,712
       7,104         138,287          11,574          25,630          21,116          13,153           5,113          48,840
  ----------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $  938,659    $ 22,182,869    $  2,981,114    $ 18,688,348    $ 17,688,188    $  3,423,377    $  7,001,839    $  9,335,552
  ==========    ============    ============    ============    ============    ============    ============    ============
     100,552       1,798,758         238,018       1,697,096       1,405,117         315,629         658,078         761,604
  ==========    ============    ============    ============    ============    ============    ============    ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                                                 A2


                                                     FINANCIAL STATEMENTS OF THE
                                                  PRUDENTIAL DISCOVERY SELECT GROUP
                                                      VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2001


                                                                                        SUBACCOUNTS
                                                        ---------------------------------------------------------------------------
                                                                                                                            OCC
                                                                        Janus Aspen         MFS                        Accumulation
                                                        Janus Aspen    International      Emerging          MFS            Trust
                                                          Growth            Growth         Growth         Research        Managed
                                                         Portfolio        Portfolio        Series          Series        Portfolio
                                                        ------------    ------------    ------------    ------------   ------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered funds,
    at net asset value [Note 3] ......................  $ 16,627,372    $  9,908,858    $  8,966,255    $  1,853,289   $  1,819,098
  Payable to The Prudential Insurance Company of
    America ..........................................       (12,354)         (6,700)         (5,080)         (1,496)        (2,950)
                                                        ------------    ------------    ------------    ------------   ------------
  Net Assets .........................................  $ 16,615,018    $  9,902,158    $  8,961,175    $  1,851,793   $  1,816,148
                                                        ============    ============    ============    ============   ============

NET ASSETS, representing:

  Accumulation units of Other than Small Plan
    Contracts ........................................  $ 16,592,728    $  9,883,997    $  8,895,344    $  1,849,364   $  1,810,201
  Accumulation units of Small Plan Contracts .........        22,290          18,161          65,831           2,429          5,947
                                                        ------------    ------------    ------------    ------------   ------------
                                                        $ 16,615,018    $  9,902,158    $  8,961,175    $  1,851,793   $  1,816,148
                                                        ============    ============    ============    ============   ============
Units outstanding ....................................     1,385,789         790,760         736,362         173,500        158,688
                                                        ============    ============    ============    ============   ============

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                                                 A3

 -------------------------------------------------------------------
                                       T. Rowe
      OCC              T. Rowe           Price          Global Post-
  Accumulation      Price Equity     International        Venture
  Trust Small          Income            Stock            Capital
 Cap Portfolio       Portfolio         Portfolio         Portfolio
 -------------      -----------       -----------       -----------




  $ 3,444,470       $ 4,392,695       $   500,658       $ 2,448,335

       (1,389)           (4,055)             (652)             (348)
  -----------       -----------       -----------       -----------
  $ 3,443,081       $ 4,388,640       $   500,006       $ 2,447,987
  ===========       ===========       ===========       ===========





  $ 3,440,658       $ 4,384,100       $   492,655       $ 2,434,359
        2,423             4,540             7,351            13,628
  -----------       -----------       -----------       -----------
  $ 3,443,081       $ 4,388,640       $   500,006       $ 2,447,987
  ===========       ===========       ===========       ===========
      251,418           333,385            59,079           250,599
  ===========       ===========       ===========       ===========


     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                              A4


                                                     FINANCIAL STATEMENTS OF THE
                                                 PRUDENTIAL DISCOVERY SELECT GROUP
                                                      VARIABLE CONTRACT ACCOUNT

STATEMENTS OF OPERATIONS
For the year ended December 31, 2001


                                                                                        SUBACCOUNTS
                                                          -------------------------------------------------------------------------
                                                          Prudential     Prudential      Prudential       Prudential     Prudential
                                                            Money        Diversified     Government      Conservative      Flexible
                                                            Market          Bond           Income          Balanced        Managed
                                                           Portfolio      Portfolio       Portfolio       Portfolio       Portfolio
                                                          ----------     -----------     ----------      ------------    -----------
INVESTMENT INCOME
  Dividend income .......................................  $ 122,171      $ 203,529       $ 107,005       $ 131,573       $ 182,368
                                                           ---------      ---------       ---------       ---------       ---------

EXPENSES
  Charges for assuming mortality and expense risk
    [Note 4] ............................................     30,307         28,430          15,481          36,573          43,891
                                                           ---------      ---------       ---------       ---------       ---------

NET INVESTMENT INCOME (LOSS) ............................     91,864        175,099          91,524          95,000         138,477
                                                           ---------      ---------       ---------       ---------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Capital gains distributions received ..................          0              0               0          42,564          66,934
  Realized gain (loss) on shares redeemed ...............          0         (9,321)         (8,416)        (38,181)        (59,653)
  Net change in unrealized gain (loss) on investments ...          0        (43,428)         21,511        (205,796)       (459,073)
                                                           ---------      ---------       ---------       ---------       ---------

NET GAIN (LOSS) ON INVESTMENTS ..........................          0        (52,749)         13,095        (201,413)       (451,792)
                                                           ---------      ---------       ---------       ---------       ---------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .............................  $  91,864      $ 122,350       $ 104,619       $(106,413)      $(313,315)
                                                           =========      =========       =========       =========       =========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                                                 A5


                                                  SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------------------
Prudential
High Yield        Prudential      Prudential       Prudential       Prudential       Prudential        AIM V.I.
   Bond          Stock Index         Value           Equity          Jennison          Global         Growth and        AIM V.I.
 Portfolio        Portfolio        Portfolio        Portfolio        Portfolio        Portfolio       Income Fund      Value Fund
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

$   106,282      $   217,736      $    40,552      $   156,934      $    26,994      $    12,513      $     3,436      $    12,266
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------



      8,299          195,292           24,898          177,916          140,599           33,424           65,915           75,882
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

     97,983           22,444           15,654          (20,982)        (113,605)         (20,911)         (62,479)         (63,616)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------



          0        1,281,621          245,570          980,604          139,794          804,220                0          186,199
    (77,630)        (235,870)         (34,057)        (552,939)        (389,105)        (260,024)        (235,903)        (145,642)
    (38,120)      (3,936,999)        (293,964)      (2,854,486)      (2,536,413)      (1,258,181)      (1,605,369)      (1,034,710)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

   (115,750)      (2,891,248)         (82,451)      (2,426,821)      (2,785,724)        (713,985)      (1,841,272)        (994,153)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


$   (17,767)     $(2,868,804)     $   (66,797)     $(2,447,803)     $(2,899,329)     $  (734,896)     $(1,903,751)     $(1,057,769)
===========      ===========      ===========      ===========      ===========      ===========      ===========      ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                                                 A6


                                                     FINANCIAL STATEMENTS OF THE
                                                  PRUDENTIAL DISCOVERY SELECT GROUP
                                                      VARIABLE CONTRACT ACCOUNT

STATEMENTS OF OPERATIONS
For the year ended December 31, 2001


                                                                                      SUBACCOUNTS
                                                        ----------------------------------------------------------------------------
                                                                                                                            OCC
                                                                         Janus Aspen       MFS                          Accumulation
                                                        Janus Aspen     International    Emerging          MFS             Trust
                                                           Growth          Growth         Growth         Research         Managed
                                                         Portfolio       Portfolio        Series          Series         Portfolio
                                                        -----------     -----------     -----------     -----------     -----------
INVESTMENT INCOME
  Dividend income ...................................   $    24,933     $   102,857     $         0     $       242     $    25,630
                                                        -----------     -----------     -----------     -----------     -----------

EXPENSES
  Charges for assuming mortality and expense risk
    [Note 4] ........................................       159,068          91,400          81,363          16,841          13,615
                                                        -----------     -----------     -----------     -----------     -----------

NET INVESTMENT INCOME (LOSS) ........................      (134,135)         11,457         (81,363)        (16,599)         12,015
                                                        -----------     -----------     -----------     -----------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Capital gains distributions received ..............        32,703               0         572,255         232,050               0
  Realized gain (loss) on shares redeemed ...........      (590,659)       (307,295)       (520,716)       (122,173)         (7,160)
  Net change in unrealized gain (loss) on investments    (4,206,651)     (2,317,321)     (3,698,151)       (543,567)        (95,395)
                                                        -----------     -----------     -----------     -----------     -----------

NET GAIN (LOSS) ON INVESTMENTS ......................    (4,764,607)     (2,624,616)     (3,646,612)       (433,690)       (102,555)
                                                        -----------     -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .........................   $(4,898,742)    $(2,613,159)    $(3,727,975)    $  (450,289)    $   (90,540)
                                                        ===========     ===========     ===========     ===========     ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                                                 A7

 ------------------------------------------------------------
                                   T. Rowe
      OCC           T. Rowe         Price        Global Post-
 Accumulation     Price Equity  International      Venture
  Trust Small       Income          Stock          Capital
 Cap Portfolio     Portfolio      Portfolio       Portfolio
 -------------    ------------  -------------    ------------

  $  11,749       $  45,884       $   9,904       $       0
  ---------       ---------       ---------       ---------



     20,004          27,523           4,586          20,205
  ---------       ---------       ---------       ---------

     (8,255)         18,361           5,318         (20,205)
  ---------       ---------       ---------       ---------



    105,239          61,542               0               0
    (85,071)         (8,780)       (127,021)       (354,544)
    158,712         (24,369)         21,625        (360,497)
  ---------       ---------       ---------       ---------

    178,880          28,393        (105,396)       (715,041)
  ---------       ---------       ---------       ---------


  $ 170,625       $  46,754       $(100,078)      $(735,246)
  =========       =========       =========       =========

 SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                            A8


                                                     FINANCIAL STATEMENTS OF THE
                                                  PRUDENTIAL DISCOVERY SELECT GROUP
                                                      VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000


                                                                                       SUBACCOUNTS
                                                             -----------------------------------------------------------------
                                                                        Prudential                        Prudential
                                                                       Money Market                    Diversified Bond
                                                                        Portfolio                         Portfolio
                                                             -----------------------------       -----------------------------
                                                                 2001             2000               2001             2000
                                                             ------------     ------------       ------------     ------------
OPERATIONS
  Net Investment income (loss) ..........................    $     91,864     $     91,012       $    175,099     $     91,204
  Capital gains distributions received ..................               0                0                  0              176
  Realized gain (loss) on shares redeemed ...............               0                0             (9,321)          (1,513)
  Net change in unrealized gain (loss) on investments ...               0                0            (43,428)          53,328
                                                             ------------     ------------       ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .............................          91,864           91,012            122,350          143,195
                                                             ------------     ------------       ------------     ------------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments [Note 8] ..................       8,631,229       12,173,064          2,599,591        1,167,167
  Withdrawal and Other Charges [Note 8] .................      (8,456,905)     (10,729,290)          (634,794)        (357,901)
  Annual account charges deducted from
    Participants' accumulation accounts [Note 5] ........          (5,831)          (3,214)            (6,241)          (5,101)
                                                             ------------     ------------       ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER
  TRANSACTIONS ..........................................         168,493        1,440,560          1,958,556          804,165
                                                             ------------     ------------       ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .................         260,357        1,531,572          2,080,906          947,360

NET ASSETS
  Beginning of year .....................................       2,931,298        1,399,726          2,099,890        1,152,530
                                                             ------------     ------------       ------------     ------------
  End of year ...........................................    $  3,191,655     $  2,931,298       $  4,180,796     $  2,099,890
                                                             ============     ============       ============     ============

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                                                 A9


                                                    SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------------------
        Prudential                         Prudential                       Prudential                       Prudential
    Government Income                 Conservative Balanced             Flexible Managed                  High Yield Bond
        Portfolio                          Portfolio                        Portfolio                        Portfolio
----------------------------      ----------------------------      ----------------------------      ----------------------------
    2001             2000             2001            2000              2001            2000             2001             2000
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
$    91,524      $    58,063      $    95,000      $    93,367      $   138,477      $   114,597      $    97,983      $    67,842
          0            1,832           42,564           28,737           66,934           47,701                0                0
     (8,416)          (1,789)         (38,181)         (24,643)         (59,653)         (29,535)         (77,630)          (8,067)
     21,511           36,471         (205,796)        (150,738)        (459,073)        (222,414)         (38,120)        (118,470)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


    104,619           94,577         (106,413)         (53,277)        (313,315)         (89,651)         (17,767)         (58,695)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


  1,626,185          762,165        1,033,159        2,340,379        1,200,061        3,526,770          708,583          450,271
   (589,405)        (425,288)        (650,028)      (1,424,125)        (674,462)      (1,750,145)        (386,604)        (142,369)

       (544)            (373)          (3,284)          (2,811)          (2,200)          (2,018)          (2,350)          (2,140)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------



  1,036,236          336,504          379,847          913,443          523,399        1,774,607          319,629          305,762
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

  1,140,855          431,081          273,434          860,166          210,084        1,684,956          301,862          247,067


  1,070,842          639,761        3,758,956        2,898,790        4,672,590        2,987,634          636,797          389,730
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
$ 2,211,697      $ 1,070,842      $ 4,032,390      $ 3,758,956      $ 4,882,674      $ 4,672,590      $   938,659      $   636,797
===========      ===========      ===========      ===========      ===========      ===========      ===========      ===========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                                                 A10


                                                     FINANCIAL STATEMENTS OF THE
                                                  PRUDENTIAL DISCOVERY SELECT GROUP
                                                      VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000


                                                                                       SUBACCOUNTS
                                                            ------------------------------------------------------------------
                                                                        Prudential                        Prudential
                                                                       Stock Index                          Value
                                                                        Portfolio                         Portfolio
                                                            ------------------------------      ------------------------------
                                                                2001             2000               2001             2000
                                                            ------------      ------------      ------------      ------------
OPERATIONS
  Net Investment income (loss) ..........................   $     22,444      $     (8,644)     $     15,654      $     21,125
  Capital gains distributions received ..................      1,281,621           732,440           245,570           143,729
  Realized gain (loss) on shares redeemed ...............       (235,870)          (89,406)          (34,057)          (42,726)
  Net change in unrealized gain (loss) on investments ...     (3,936,999)       (2,735,421)         (293,964)          148,905
                                                            ------------      ------------      ------------      ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .............................     (2,868,804)       (2,101,031)          (66,797)          271,033
                                                            ------------      ------------      ------------      ------------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments [Note 8] ..................      6,539,533        16,001,611         1,488,678           782,941
  Withdrawal and Other Charges [Note 8] .................     (2,732,477)       (6,683,740)         (522,676)         (357,053)
  Annual account charges deducted from
  Participants' accumulation accounts [Note 5] ..........         (6,817)           (6,342)           (3,395)           (3,332)
                                                            ------------      ------------      ------------      ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER
  TRANSACTIONS ..........................................      3,800,239         9,311,529           962,607           422,556
                                                            ------------      ------------      ------------      ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .................        931,435         7,210,498           895,810           693,589

NET ASSETS
  Beginning of year .....................................     21,251,434        14,040,936         2,085,304         1,391,715
                                                            ------------      ------------      ------------      ------------
  End of year ...........................................   $ 22,182,869      $ 21,251,434      $  2,981,114      $  2,085,304
                                                            ============      ============      ============      ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                                                 A11


                                                      SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
         Prudential                       Prudential                       Prudential                          AIM V.I.
           Equity                          Jennison                          Global                       Growth and Income
         Portfolio                         Portfolio                        Portfolio                            Fund
-----------------------------     -----------------------------     -----------------------------     -----------------------------
    2001             2000             2001             2000             2001             2000             2001            2000
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
$    (20,982)    $    170,140     $   (113,605)    $   (110,000)    $    (20,911)    $     (8,791)    $    (62,479)    $    (45,496)
     980,604        3,143,762          139,794        1,983,031          804,220          256,700                0          206,257
    (552,939)      (1,124,088)        (389,105)         (69,484)        (260,024)        (148,079)        (235,903)          (4,001)
  (2,854,486)      (1,489,753)      (2,536,413)      (4,932,590)      (1,258,181)        (978,428)      (1,605,369)      (1,395,714)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------



  (2,447,803)         700,061       (2,899,329)      (3,129,043)        (734,896)        (878,598)      (1,903,751)      (1,238,954)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------



   3,501,672       18,784,271        8,148,256       11,847,161          856,914        4,158,517        2,829,702        5,356,781
  (2,314,608)     (14,054,632)      (2,317,860)      (1,857,432)        (637,795)      (2,693,256)      (1,019,879)        (357,180)

      (1,955)          (1,807)          (4,941)          (3,658)            (187)            (151)          (2,479)          (1,175)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------




   1,185,109        4,727,832        5,825,455        9,986,071          218,932        1,465,110        1,807,344        4,998,426
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

  (1,262,694)       5,427,893        2,926,126        6,857,028         (515,964)         586,512          (96,407)       3,759,472


  19,951,042       14,523,149       14,762,062        7,905,034        3,939,341        3,352,829        7,098,246        3,338,774
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
$ 18,688,348     $ 19,951,042     $ 17,688,188     $ 14,762,062     $  3,423,377     $  3,939,341     $  7,001,839     $  7,098,246
============     ============     ============     ============     ============     ============     ============     ============

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                                                 A12

                                                     FINANCIAL STATEMENTS OF THE
                                                  PRUDENTIAL DISCOVERY SELECT GROUP
                                                      VARIABLE CONTRACT ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                                              SUBACCOUNTS
                                                                      ------------------------------------------------------------
                                                                                                              Janus Aspen
                                                                             AIM V.I. Value                     Growth
                                                                                  Fund                         Portfolio
                                                                      ----------------------------    ----------------------------
                                                                          2001            2000            2001            2000
                                                                      ------------    ------------    ------------    ------------
OPERATIONS
  Net Investment income (loss) ....................................   $    (63,616)   $    (58,021)   $   (134,135)   $  1,075,827
  Capital gains distributions received ............................        186,199         334,391          32,703               0
  Realized gain (loss) on shares redeemed .........................       (145,642)        (73,248)       (590,659)        (52,110)
  Net change in unrealized gain (loss) on investments .............     (1,034,710)     (1,515,331)     (4,206,651)     (4,291,055)
                                                                      ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS .........................................     (1,057,769)     (1,312,209)     (4,898,742)     (3,267,338)
                                                                      ------------    ------------    ------------    ------------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments [Note 8]  ...........................      3,806,463       5,441,011       6,950,683      15,057,214
  Withdrawal and Other Charges [Note 8] ...........................     (1,068,882)     (1,077,141)     (3,028,113)     (2,884,988)
  Annual account charges deducted from
    Participants' accumulation accounts [Note 5] ..................           (751)           (554)         (1,146)           (857)
                                                                      ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER
  TRANSACTIONS ....................................................      2,736,830       4,363,316       3,921,424      12,171,369
                                                                      ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...........................      1,679,061       3,051,107        (977,318)      8,904,031

NET ASSETS
  Beginning of year ...............................................      7,656,491       4,605,384      17,592,336       8,688,305
                                                                      ------------    ------------    ------------    ------------
  End of year .....................................................   $  9,335,552    $  7,656,491    $ 16,615,018    $ 17,592,336
                                                                      ============    ============    ============    ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                                                 A13

                                              SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------
         Janus Aspen                           MFS                                                          OCC Accumulation
     International Growth                Emerging Growth                    MFS Research                      Trust Managed
          Portfolio                          Series                            Series                           Portfolio
-----------------------------     -----------------------------     -----------------------------     ------------------------------
    2001             2000             2001             2000             2001             2000             2001             2000
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$     11,457     $    380,264     $    (81,363)    $    172,297     $    (16,599)    $    (11,458)    $     12,015     $      1,930
           0                0          572,255          195,330          232,050           69,204                0           50,046
    (307,295)        (189,966)        (520,716)        (105,739)        (122,173)          (4,528)          (7,160)         (12,620)
  (2,317,321)      (2,469,438)      (3,698,151)      (2,480,633)        (543,567)        (173,527)         (95,395)          33,175
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


  (2,613,159)      (2,279,140)      (3,727,975)      (2,218,745)        (450,289)        (120,309)         (90,540)          72,531
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


   3,858,493       11,148,576        4,383,777        7,792,332        1,005,922        1,082,584        1,215,195          423,969
  (1,489,533)      (2,474,029)      (1,664,303)      (1,037,044)        (361,011)        (144,498)        (270,753)        (200,496)

        (286)             (61)            (569)            (498)            (125)             (92)          (1,454)          (1,076)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------



   2,368,674        8,674,486        2,718,905        6,754,790          644,786          937,994          942,988          222,397
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

    (244,485)       6,395,346       (1,009,070)       4,536,045          194,497          817,685          852,448          294,928

  10,146,643        3,751,297        9,970,245        5,434,200        1,657,296          839,611          963,700          668,772
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
$  9,902,158     $ 10,146,643     $  8,961,175     $  9,970,245     $  1,851,793     $  1,657,296     $  1,816,148     $    963,700
============     ============     ============     ============     ============     ============     ============     ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                                                 A14


                                                     FINANCIAL STATEMENTS OF THE
                                                  PRUDENTIAL DISCOVERY SELECT GROUP
                                                      VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000


                                                                                    SUBACCOUNTS
                                                           -----------------------------------------------------------------
                                                                   OCC Accumulation                   T. Rowe Price
                                                                   Trust Small Cap                    Equity Income
                                                                      Portfolio                         Portfolio
                                                           -----------------------------       -----------------------------
                                                              2001              2000              2001              2000
                                                           -----------       -----------       -----------       -----------
OPERATIONS
  Net Investment income (loss) .........................   $    (8,255)      $    (3,342)      $    18,361       $    14,187
  Capital gains distributions received .................       105,239                 0            61,542            91,990
  Realized gain (loss) on shares redeemed ..............       (85,071)           (1,468)           (8,780)          (58,063)
  Net change in unrealized gain (loss) on investments ..       158,712           231,547           (24,369)          132,536
                                                           -----------       -----------       -----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................       170,625           226,737            46,754           180,650
                                                           -----------       -----------       -----------       -----------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments [Note 8] .................     3,377,864           785,834         3,042,572         1,318,883
  Withdrawal and Other Charges [Note 8] ................    (1,267,303)         (121,357)         (483,262)         (756,176)
  Annual account charges deducted from
  Participants' accumulation accounts [Note 5] .........           (75)              (39)             (689)             (581)
                                                           -----------       -----------       -----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER
  TRANSACTIONS .........................................     2,110,486           664,438         2,558,621           562,126
                                                           -----------       -----------       -----------       -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................     2,281,111           891,175         2,605,375           742,776

NET ASSETS
  Beginning of year ....................................     1,161,970           270,795         1,783,265         1,040,489
                                                           -----------       -----------       -----------       -----------
  End of year ..........................................   $ 3,443,081       $ 1,161,970       $ 4,388,640       $ 1,783,265
                                                           ===========       ===========       ===========       ===========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                                                 A15

-----------------------------------------------------------------
         T. Rowe Price                   Global Post-Venture
      International Stock                     Capital
          Value Fund                         Portfolio
-----------------------------       -----------------------------
   2001              2000               2001              2000
-----------       -----------       -----------       -----------
$     5,318       $    (1,059)      $   (20,205)      $   281,965
          0            12,869                 0                 0
   (127,021)            3,972          (354,544)          (31,242)
     21,625           (52,543)         (360,497)         (857,023)
-----------       -----------       -----------       -----------



   (100,078)          (36,761)         (735,246)         (606,300)
-----------       -----------       -----------       -----------



  6,178,272         6,670,360         1,604,038         3,383,897
 (6,003,538)       (6,426,925)         (739,561)         (682,991)

        (58)              (16)              (32)              (10)
-----------       -----------       -----------       -----------




    174,676           243,419           864,445         2,700,896
-----------       -----------       -----------       -----------

     74,598           206,658           129,199         2,094,596


    425,408           218,750         2,318,788           224,192
-----------       -----------       -----------       -----------
$   500,006       $   425,408       $ 2,447,987       $ 2,318,788
===========       ===========       ===========       ===========

   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                             A16

                        NOTES TO FINANCIAL STATEMENTS OF
        THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT
                               DECEMBER 31, 2001

NOTE 1: GENERAL

        The Prudential Discovery Select Group Variable Account (the "Discovery Account") was established on February 11, 1997 by The Prudential Insurance Company of America ("Prudential") and commenced operations on July 31, 1997 under the laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchase of Discovery Select Group Annuity Contracts ("Contracts") are invested in the Discovery Account. The Discovery Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.

        The Discovery Account is used in connection with the contracts sold to retirement plans that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 ("the code") and with nonqualified annuity arrangements. The Small Plan Contract is sold exclusively to retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer Participants. The Contracts are group annuity contracts and generally are issued to employers ("contractholders") who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a "Participant."

        The Discovery Account is comprised of 22 Subaccounts. The assets of each Subaccount are invested in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds listed as follows:

        THE PRUDENTIAL SERIES FUND, INC.
        Money Market Portfolio
        Diversified Bond Portfolio
        Government Income Portfolio
        Conservative Balanced Portfolio
        Flexible Managed Portfolio
        High Yield Bond Portfolio
        Stock Index Portfolio
        Value Portfolio
        Equity Portfolio
        Prudential Jennison Portfolio
        Global Portfolio

        AIM VARIABLE INSURANCE
        AIM V.I. Growth and Income Fund
        AIM V.I. Value Fund

        JANUS ASPEN SERIES
        Growth Portfolio
        International Growth Portfolio

        MFS VARIABLE INSURANCE TRUST
        Emerging Growth Series
        Research Series

        OCC ACCUMULATION TRUST
        Managed Portfolio
        Small Cap Portfolio

        T. ROWE PRICE
        T. Rowe Price Equity Series, Inc.,
         Equity Income Portfolio
        T. Rowe Price International Series, Inc.,
         International Stock Portfolio


                                       A17

        CREDIT SUISSE TRUST (formerly Warburg Pincus Trust)
        Global Post-Venture Capital Portfolio

        All contractual obligations arising under contracts participating in the Discovery Account are general corporate obligations of Prudential, although Participants' payments from the Account will depend upon the investment experience of the Account.

        The Series Fund is a diversified open end management investment company, and is managed by Prudential.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        Investments--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset values of the respective portfolios, which value their investment securities at fair market value.

        Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.

NOTE 3: INVESTMENT INFORMATION FOR THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

        The net asset value per share for each portfolio of the Series Fund, or the non-Prudential administered variable funds, the number of shares (rounded) of each portfolio held by the Account and the aggregate cost of investments in such shares at December 31, 2001 were as follows:

                                                                                    SUBACCOUNTS
                                                  ----------------------------------------------------------------------------------
                                                  Prudential        Prudential        Prudential       Prudential         Prudential
                                                    Money           Diversified       Government      Conservative        Flexible
                                                    Market             Bond            Income            Balanced          Managed
                                                   Portfolio         Portfolio        Portfolio         Portfolio         Portfolio
                                                  ----------        -----------      -----------      ------------       -----------
Number of shares (rounded):                          319,470           368,459           180,592           294,957           330,714
Net asset value per share:                        $    10.00        $    11.36        $    12.26        $    13.69        $    14.79
Cost:                                             $3,194,697        $4,170,982        $2,159,366        $4,376,241        $5,465,246

                                                                               SUBACCOUNTS (Continued)
                                                  ----------------------------------------------------------------------------------
                                                   Prudential
                                                   High Yield        Prudential      Prudential       Prudential         Prudential
                                                     Bond           Stock Index         Value           Equity            Jennison
                                                   Portfolio         Portfolio        Portfolio        Portfolio          Portfolio
                                                  ----------        -----------      -----------      ------------       -----------
Number of shares (rounded):                          173,934           701,508           166,632           913,343           953,063
Net asset value per share:                       $      5.40       $     31.64       $     17.91       $     20.49       $     18.57
Cost:                                            $ 1,083,823       $26,817,637       $ 3,184,818       $23,985,963       $23,572,841

                                                                               SUBACCOUNTS (Continued)
                                                 ----------------------------------------------------------------------------------
                                                                      AIM V.I.                           Janus          Janus Aspen
                                                  Prudential        Growth and        AIM V.I.           Aspen         International
                                                   Global             Income           Value            Growth             Growth
                                                  Portfolio            Fund             Fund           Portfolio          Portfolio
                                                  ----------        -----------      -----------      ------------     -------------
Number of shares (rounded):                          224,042           346,983           400,151           836,387           422,192
Net asset value per share:                       $     15.29       $     20.20       $     23.35       $     19.88       $     23.47
Cost:                                            $ 4,675,374       $ 9,383,179       $11,189,801       $23,252,572       $13,323,862


                                      A18

NOTE 3: INVESTMENT INFORMATION FOR THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT (CONTINUED)

                                                                              SUBACCOUNTS (Continued)
                                                  ----------------------------------------------------------------------------------
                                                                                        OCC
                                                      MFS                            Accumulation          OCC            T. Rowe
                                                   Emerging            MFS             Trust           Accumulation     Price Equity
                                                    Growth          Research           Managed          Trust Small        Income
                                                    Series           Series           Portfolio        Cap Portfolio     Portfolio
                                                 ------------      ------------      -----------       -------------    ------------
Number of shares (rounded):                          498,679           129,420            45,308           106,772           229,144
Net asset value per share:                       $     17.98       $     14.32       $     40.15       $     32.26       $     19.17
Cost:                                            $12,989,729       $ 2,400,368       $ 1,851,489       $ 3,038,934       $ 4,308,106


                                                     SUBACCOUNTS (Continued)
                                                  ------------------------------
                                                   T. Rowe
                                                     Price         Global Post-
                                                 International       Venture
                                                     Stock           Capital
                                                   Portfolio        Portfolio
                                                 -------------     -------------
Number of shares (rounded):                           43,649           251,886
Net asset value per share:                          $  11.47        $     9.72
Cost:                                               $479,394        $3,593,764


NOTE 4: CHARGES AND EXPENSES

        A daily charge at a maximum effective annual rate of 0.85% of the average Subaccount of the Discovery Account is paid to Prudential for administrative expenses not provided by the annual account charge with respect to Contracts other than the Small Plan Contract. A daily charge at an effective annual rate of 1.05% is paid to Prudential for Small Plan Contracts. For Contracts other than Small Plan Contract, Prudential may reduce the administrative fee if warranted by economies of scale or other pertinent factors. A daily charge at the effective annual rate of 0.15% of the average assets in each Subaccount of the Discovery Account is paid to Prudential for assuming mortality and expense risks under the Contracts.

NOTE 5: ANNUAL ACCOUNT CHARGE

        An additional administrative charge of up to $32, the annual charge, is paid to Prudential on or about the last day of each calendar year and at the time of a full withdrawal. The annual account charge will be prorated for new Participants on a monthly basis for their first year of participation. Generally, the charge will first be made against the Participant Account Value under the guaranteed interest account (if available). If the Participant is not invested in the guaranteed interest account, or if the Participant does not have enough money in such an option to pay the charge, the charge will then be made against any one or of more the Subaccounts in which the Participant is invested. This is represented in the statement of net assets as a payable to Prudential.

NOTE 6: WITHDRAWAL CHARGE

        A withdrawal charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. With respect to Contracts other than the Small Plan Contract, the maximum withdrawal charge is 5% on contributions withdrawn during the first year of participation. The withdrawal charge declines by 1% in each subsequent year until it is 0% after the fifth year. No withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in a program. In addition, no withdrawal charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder.


                                       A19

        Under the Small Plan Contract, a Participant making a full or partial withdrawal does not pay the withdrawal charge indicated above. Instead, withdrawal charges under the Small Plan Contract are triggered only when the Employer to which the Contract was issued terminates the Contract in whole or in part. Under full termination of the Contract, the withdrawal charge would be assessed against the Employer based on the total value of contributions withdrawn under the terminated Contract. Under a partial termination of the Contract, the withdrawal charge is assessed only against those assets withdrawn by reason of a specified group, classification, or type of employee leaving the retirement plan as a result of a corporate merger, restructuring, or other comparable employer-initiated event.

        Each Participant's Account value that is withdrawn in connection with such a full or partial Contract termination may be subject to a withdrawal charge. The amount of the withdrawal charge varies depending on the number of years that has elapsed since the Small Plan Contract became effective. Specifically, the withdrawal charge is equal to 5% of contributions withdrawn during the first year of the Contract, and the charge declines by one percentage each year thereafter. After five complete years have elapsed from the effective date of the Small Plan Contract, no such withdrawal charge is deducted.

NOTE 7: TAXES

        The Discovery Account is not considered a separate taxpayer for purposes of the Internal Revenue Code. As distinguished from most other registered investment companies--which are separate taxpayers--the earnings of the Subaccounts invested in the Funds are taxed as part of the income of Prudential. Under current federal law, no federal income taxes are payable by the account. As such, no provisions for tax liability has been recorded in these financial statements.

NOTE 8: UNIT ACTIVITY

        Transactions in units (including transfers among subaccounts) for the years ended December 31, 2001 and December 31, 2000 were as follows:


                                                 Other than Small Plan Contracts                    Small Plan Contracts
                                         -------------------------------------------------   --------------------------------------
                                                2001                      2000                     2001               2000
                                         ---------------------    ------------------------   ------------------  -------------------
                                          Units      Amounts        Units       Amounts       Units    Amounts    Units     Amounts
                                         --------  -----------    ---------   ------------   -------  ---------  -------   ---------
Prudential Money Market Portfolio
    Contract Owner Contributions:        720,851   $ 8,445,051    1,081,104   $ 12,111,887   15,801   $186,178     5,338   $ 61,177
    Contract Owner Redemptions:         (721,707)  $(8,450,160)    (955,438)  $(10,681,339)    (575)  $ (6,475)   (4,196)  $(47,951)
Prudential Diversified Bond Portfolio
    Contract Owner Contributions:        214,158   $ 2,591,636      106,418   $  1,152,682      480   $  7,955       968   $ 14,485
    Contract Owner Redemptions:          (53,182)  $  (631,647)     (32,386)  $   (342,824)    (263)  $ (3,147)   (1,331)  $(15,077)
Prudential Government Income Portfolio
    Contract Owner Contributions:        130,499   $ 1,623,622       67,812   $    759,234      202   $  2,563       105   $  2,931
    Contract Owner Redemptions:          (47,683)  $  (588,234)     (37,018)  $   (407,704)     (92)  $ (1,171)   (1,483)  $(17,584)
Prudential Conservative Balanced
 Portfolio
    Contract Owner Contributions:         91,759   $ 1,033,150      198,872   $  2,339,893        1   $      9        57   $    486
    Contract Owner Redemptions:          (57,877)  $  (650,026)    (120,520)  $ (1,413,620)       0   $     (2)     (915)  $(10,505)
Prudential Flexible Managed Portfolio
    Contract Owner Contributions:        111,156   $ 1,199,428      304,670   $  3,526,191       61   $    633        51   $    579
    Contract Owner Redemptions:          (62,803)  $  (674,375)    (151,658)  $ (1,749,842)      (7)  $    (87)      (27)  $   (303)
Prudential High Yield Bond Portfolio
    Contract Owner Contributions:         73,368   $   705,902       41,671   $    431,783      290   $  2,681     2,026   $ 18,488
    Contract Owner Redemptions:          (40,092)  $  (383,839)     (12,111)  $   (124,936)    (285)  $ (2,765)   (1,854)  $(17,433)
Prudential Stock Index Portfolio
    Contract Owner Contributions:        508,019   $ 6,522,824    1,043,192   $ 15,991,274    1,376   $ 16,709     1,793   $ 10,337
    Contract Owner Redemptions:         (214,352)  $(2,712,601)    (437,969)  $ (6,654,506)    (133)  $(19,876)   (2,092)  $(29,234)
Prudential Value Portfolio
    Contract Owner Contributions:        118,179   $ 1,483,721       69,648   $    766,025      400   $  4,957       972   $ 16,916
    Contract Owner Redemptions:          (41,843)  $  (520,374)     (29,461)  $   (318,305)    (162)  $ (2,302)   (3,021)  $(38,748)
Prudential Equity Portfolio
    Contract Owner Contributions:        305,271   $ 3,490,722    1,589,277   $ 18,769,968    1,006   $ 10,950     1,119   $ 14,303
    Contract Owner Redemptions:         (203,283)  $(2,311,781)  (1,185,474)  $(14,047,245)     (67)  $ (2,827)     (596)  $ (7,387)



                                                                 A20


                                                Other than Small Plan Contracts                      Small Plan Contracts
                                          ----------------------------------------------      --------------------------------------
                                                 2001                      2000                    2001                 2000
                                          --------------------      --------------------      ---------------     ------------------
                                           Units     Amounts         Units     Amounts        Units   Amounts     Units     Amounts
                                          -------  -----------      -------  -----------      ------ --------     ------   ---------
Prudential Jennison Portfolio
  Contract Owner Contributions:          629,899   $ 8,137,029     633,288   $11,834,196       905   $  11,227     1,087   $ 12,967
  Contract Owner Redemptions:           (178,381)  $(2,313,475)    (98,251)  $(1,837,855)     (150)  $  (4,385)   (1,274)  $(19,577)

Prudential Global Portfolio
  Contract Owner Contributions:           72,398   $   850,420     260,683   $ 4,150,406       606   $   6,494       633   $  8,111
  Contract Owner Redemptions:            (53,644)  $  (635,716)   (171,045)  $(2,692,670)      (46)  $  (2,079)      (44)  $   (586)

AIM V.I. Growth and Income Fund
  Contract Owner Contributions:          239,963   $ 2,826,253     328,677   $ 5,352,115       327   $   3,449       397   $  4,666
  Contract Owner Redemptions:            (91,966)  $(1,016,763)    (21,728)  $  (351,545)     (188)  $  (3,116)     (408)  $ (5,635)

AIM V.I. Value Fund
  Contract Owner Contributions:          301,474   $ 3,798,578     323,062   $ 5,275,501       652   $   7,885    11,865   $165,510
  Contract Owner Redemptions:            (75,468)  $  (951,473)    (66,979)  $(1,060,420)   (7,902)  $(117,409)   (1,194)  $(16,721)

Janus Aspen Growth Portfolio
  Contract Owner Contributions:          511,623   $ 6,936,362     789,501   $15,039,052     1,206   $  14,321     1,340   $ 18,162
  Contract Owner Redemptions:           (221,398)  $(3,020,238)   (151,710)  $(2,860,026)     (325)  $  (7,875)   (1,564)  $(24,962)

Janus Aspen International Growth
 Portfolio
  Contract Owner Contributions:          282,154   $ 3,849,320     545,435   $11,091,773       739   $   9,173     3,489   $ 56,803
  Contract Owner Redemptions:           (105,717)  $(1,445,654)   (122,133)  $(2,469,481)   (2,514)  $ (43,879)     (278)  $ (4,548)

MFS Emerging Growth Series Portfolio
  Contract Owner Contributions:          314,906   $ 4,376,321     342,354   $ 7,585,690       620   $   7,456    11,152   $206,642
  Contract Owner Redemptions:           (113,848)  $(1,530,888)    (47,117)  $(1,020,292)   (5,536)  $(133,415)     (915)  $(16,752)

MFS Research Series Portfolio
  Contract Owner Contributions:           84,305   $ 1,004,380      73,078   $ 1,081,037       146   $   1,542       113   $  1,547
  Contract Owner Redemptions:            (32,058)  $  (360,561)     (9,866)  $  (144,272)      (15)  $    (450)      (17)  $   (226)

OCC Accumulation Trust Managed
 Portfolio
  Contract Owner Contributions:          102,101   $ 1,212,316      37,679   $   419,647       255   $   2,879       357   $  4,322
  Contract Owner Redemptions:            (22,928)  $  (269,655)    (18,515)  $  (200,340)      (77)  $  (1,098)      (13)  $   (156)

OCC Accumulation Trust Small Cap
 Portfolio
  Contract Owner Contributions:          262,872   $ 3,375,190      71,551   $   777,696       183   $   2,674       294   $  8,138
  Contract Owner Redemptions:           (102,492)  $(1,264,070)     (9,841)  $  (105,867)     (238)  $  (3,233)   (1,223)  $(15,490)

T. Rowe Price Equity Income
 Portfolio
  Contract Owner Contributions:          234,222   $ 3,039,991     112,442   $ 1,314,217       198   $   2,581       305   $  4,667
  Contract Owner Redemptions:            (37,162)  $  (482,091)    (65,022)  $  (749,060)      (90)  $  (1,171)     (547)  $ (7,116)

T. Rowe Price International Stock
 Portfolio
  Contract Owner Contributions:          647,380   $ 6,174,087     537,809   $  6,665,770       499   $   4,185       519  $  4,590
  Contract Owner Redemptions:           (627,400)  $(6,001,332)   (515,374)  $ (6,422,210)     (114)  $  (2,206)     (432) $ (4,715)

Global Post-Venture Capital Portfolio
  Contract Owner Contributions:          147,080   $ 1,595,532     191,684   $  3,379,410       880   $   8,506       663  $  4,487
  Contract Owner Redemptions:            (65,171)  $  (736,519)    (36,042)  $   (663,138)      (63)  $  (3,042)   (1,448) $(19,853)


                                                                A21

NOTE 9: PARTICIPANT LOANS

        The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential. The maximum loan amount is the lesser of (a) $50,000, reduced by the highest outstanding balance of loans during the one year period immediately preceding the date of the loan or (b) 50% of the value of the Participant's vested interest under a Contract. In the loan application, the Contractholder (or in certain cases, the Participant) designates the Subaccount(s) from which the loan amount is deducted. To repay the loan, the Participant makes periodic payments of interest plus a portion of the principal. Those payments are invested in the Subaccounts chosen by the Participant. With respect to contracts other than the Small Plan Contract, the Participant may specify the Subaccounts from which he may borrow and into which repayments may be invested. If the Participant does not specify the Subaccounts from which the loan amount is deducted, the loan amount will be deducted pro rata from the participant account value in Subaccounts. With respect to the Small Plan Contract, amounts borrowed are deducted from a Participant's Subaccounts on a pro rata basis. With respect to such Contracts, amounts repaid on a loan are applied to a Participant's Subaccounts based on the Participant's current contribution allocations.

        The maximum loan amount referred to above is imposed by federal tax law. That limit, however, applies to all loans from any qualified plan of the employer. Since Prudential cannot monitor a Participant's loan activity relating to other plans offered to Participants, it is the Participant's responsibility to do so. Provided that a Participant adheres to these limitation, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount (as described in loan disclosure information provided to a borrowing Participant) will be treated as a taxable distribution and Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service.

        Prudential charges a loan application fee of up to $75, which is deducted from the Participant Account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. For the years ended December 31, 2001 and 2000 the amount of participant loans that was withdrawn from the Subaccounts is as follows:

                                                                               SUBACCOUNTS
                                          --------------------------------------------------------------------------------------
                                                   Prudential                   Prudential                  Prudential
                                                  Money Market               Diversified Bond            Government Income
                                                   Portfolio                    Portfolio                    Portfolio
                                          --------------------------   ---------------------------   ---------------------------
                                             2001           2000          2001            2000           2001          2000
                                          -----------   ------------  ------------    ------------   ------------   ------------
        Loans .....................         $7,307        $10,792        $23,149         $5,687         $1,922        $7,278
        Repayments ................         $  745        $   670         $5,738         $2,976         $2,966        $  254

                                                                         SUBACCOUNTS (Continued)
                                          --------------------------------------------------------------------------------------
                                                   Prudential                   Prudential                  Prudential
                                             Conservative Balanced           Flexible Managed            High Yield Bond
                                                   Portfolio                    Portfolio                    Portfolio
                                          --------------------------   ---------------------------   ---------------------------
                                             2001           2000          2001            2000           2001          2000
                                          -----------   ------------  ------------    ------------   ------------   ------------
        Loans .....................        $18,533        $11,664        $19,979        $18,117         $2,111        $1,818
        Repayments ................        $ 6,736        $ 3,371        $11,048         $6,131         $1,069        $  142

                                                                         SUBACCOUNTS (Continued)
                                          --------------------------------------------------------------------------------------
                                                  Prudential                    Prudential                  Prudential
                                                  Stock Index                     Value                       Equity
                                                   Portfolio                    Portfolio                    Portfolio
                                          --------------------------   ---------------------------   ---------------------------
                                             2001           2000          2001            2000           2001          2000
                                          -----------   ------------  ------------    ------------   ------------   ------------
        Loans .....................        $74,220        $50,003        $21,465         $3,477       $104,877       $57,591
        Repayments ................        $31,816        $31,756        $5,755          $2,522       $ 29,140       $17,018



                                      A22


                                                                         SUBACCOUNTS (Continued)
                                          --------------------------------------------------------------------------------------
                                                 Prudential                   Prudential                     AIM V.I.
                                                  Jennison                      Global                   Growth and Income
                                                  Portfolio                    Portfolio                       Fund
                                          --------------------------   ---------------------------   ---------------------------
                                             2001           2000          2001            2000           2001          2000
                                          -----------   ------------  ------------    ------------   ------------   ------------
        Loans .....................        $32,378        $41,715        $15,195        $25,493        $18,261        $6,400
        Repayments ................        $33,020        $36,804        $ 1,247        $ 1,959        $ 8,178        $2,580

                                                                         SUBACCOUNTS (Continued)
                                          --------------------------------------------------------------------------------------
                                                  AIM V.I.                     Janus Aspen                  Janus Aspen
                                                   Value                         Growth                International Growth
                                                   Fund                        Portfolio                     Portfolio
                                          --------------------------   ---------------------------   ---------------------------
                                             2001           2000          2001            2000           2001          2000
                                          -----------   ------------  ------------    ------------   ------------   ------------
        Loans ....................         $23,882        $ 8,384        $36,336        $34,060        $31,836       $18,766
        Repayments ...............         $16,156        $16,714        $36,522        $34,041        $26,860       $29,659

                                                                         SUBACCOUNTS (Continued)
                                          --------------------------------------------------------------------------------------
                                                    MFS                          MFS                            OCC
                                               Emerging Growth                 Research                  Accumulation Trust
                                                   Series                       Series                    Managed Portfolio
                                          --------------------------   ---------------------------   ---------------------------
                                             2001           2000          2001            2000           2001          2000
                                          -----------   ------------  ------------    ------------   ------------   ------------
        Loans .....................        $30,523        $30,959        $10,484         $1,643         $6,476        $3,656
        Repayments ................        $16,253        $ 8,633        $ 4,875         $1,018         $3,670        $1,072

                                                                         SUBACCOUNTS (Continued)
                                          --------------------------------------------------------------------------------------
                                                     OCC                     T. Rowe Price                 T. Rowe Price
                                              Accumulation Trust             Equity Income               International Stock
                                              Small Cap Portfolio              Portfolio                     Portfolio
                                          --------------------------   ---------------------------   ---------------------------
                                             2001           2000          2001            2000           2001          2000
                                          -----------   ------------  ------------    ------------   ------------   ------------
        Loans .....................        $11,024           $  0        $17,224         $4,398         $4,217       $2,665
        Repayments ................        $ 6,969           $852        $ 8,153         $9,941         $1,631       $  780

                                              SUBACCOUNTS
                                              (Continued)
                                          --------------------
                                              Global
                                            Post-Venture
                                          Capital Portfolio
                                          --------------------
                                           2001         2000
                                          ------       -------
        Loans .....................        $5,613      $    0
        Repayments ................        $4,428      $1,380


NOTE 10: RELATED PARTY FOOTNOTE

        Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.


                                       A23

NOTE 11: FINANCIAL HIGHLIGHTS

        The Contracts have unique combinations of features and fees that are charged against the assets in each Subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Prudential have the lowest and highest total return. Only contract designs within the Account that had units outstanding throughout December 31, 2001, were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges as discussed in Note 4.

                                                    At December 31, 2001               For the year ended December 31, 2001
                                            -----------------------------------   -------------------------------------------------
                                                                                  Investment*
                                           Units   Unit Fair Value   Net Assets    Income      Expense Ratio**     Total Return***
                                           (000s)  Lowest - Highest    (000s)        Ratio    Lowest - Highest    Lowest - Highest
                                           -----   ----------------  ----------   ----------  -----------------  ------------------
Prudential Money Market Portfolio ......    269    11.75      12.28    $3,192        3.99%     .50% To 1.20%       2.88% To   3.29%
Prudential Diversified Bond Portfolio ..    345    11.92      12.51    $4,181        6.75%     .50% To 1.20%       5.67% To   6.38%
Prudential Government Income Portfolio .    172    12.59      13.23    $2,212        6.36%     .50% To 1.20%       6.75% To   7.47%
Prudential Conservative Balanced
 Portfolio .............................    359    11.15      11.61    $4,032        3.46%     .50% To 1.20%      -3.04% To  -2.52%
Prudential Flexible Managed Portfolio ..    458    10.57      10.98    $4,883        3.87%     .50% To 1.20%      -6.87% To  -6.15%
Prudential High Yield Bond Portfolio ...    101     9.22       9.64      $939       12.71%     .85% To 1.20%      -1.67% To  -1.16%
Prudential Stock Index Portfolio .......  1,799    12.25      12.68   $22,183        1.05%     .50% To 1.20%     -13.03% To -12.49%
Prudential Value Portfolio .............    238    12.49      12.56    $2,981        1.68%     .85% To 1.20%      -3.20% To  -2.86%
Prudential Equity Portfolio ............  1,697    10.98      11.37   $18,688        0.84%     .50% To 1.20%     -12.22% To -11.59%
Prudential Jennison Portfolio ..........  1,405    12.52      12.96   $17,688        0.25%     .50% To 1.20%     -19.27% To -18.70%
Prudential Global Portfolio ............    316    10.75      11.20    $3,423        0.40%     .50% To 1.20%     -18.67% To -18.01%
AIM V.I. Growth and Income Fund ........    658    10.63      10.67    $7,002        0.06%     .85% To 1.20%     -23.83% To -23.47%
AIM V.I. Value Fund ....................    762    12.20      12.64    $9,336        0.19%     .50% To 1.20%     -13.67% To -13.17%
Janus Aspen Growth Portfolio ...........  1,386    11.98      12.02   $16,615        0.18%     .85% To 1.20%     -25.65% To -25.36%
Janus Aspen International Growth
 Portfolio .............................    791    12.38      12.55    $9,902        1.29%     .85% To 1.20%     -24.18% To -23.89%
MFS Emerging Growth Series .............    736    12.14      12.57    $8,961        0.00%     .50% To 1.20%     -34.33% To -33.97%
MFS Research Series ....................    174    10.67      10.69    $1,852        0.02%     .85% To 1.20%     -22.20% To -21.97%
OCC Accumulation Trust Managed
 Portfolio .............................    159    11.40      11.47    $1,816        1.82%     .85% To 1.20%      -6.12% To  -5.67%
OCC Accumulation Trust Small Cap
 Portfolio .............................    251    13.64      13.72    $3,443        0.56%     .85% To 1.20%       7.09% To   7.44%
T. Rowe Price Equity Income Portfolio ..    333    13.10      13.18    $4,389        1.60%     .85% To 1.20%       0.25% To   0.61%
T. Rowe Price International Stock
 Portfolio .............................     59     8.35       8.49      $500        2.26%     .85% To 1.20%     -23.22% To -22.81%
Global Post-Venture Capital Portfolio ..    251     9.71       9.78    $2,448        0.00%     .85% To 1.20%     -29.53% To -29.23%

     -------------

     * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, and administrative expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

     ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.


     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the year ended December 31, 2001.


                                      A24

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Prudential Discovery Select Group
Variable Contract Account
and the Board of Directors of the
Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of the Prudential Discovery Select Group Variable Contract Account (as defined in Note
1) at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2001 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 25, 2002



                                      A25

        THE PRUDENTIAL INSURANCE
        COMPANY OF AMERICA
        Consolidated Financial Statements and
        Report of Independent Accountants
        December 31, 2001 and 2000

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
February 12, 2002

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 2001 and 2000 (in Millions)
--------------------------------------------------------------------------------

                                                                                                 2001          2000
                                                                                                 ----          ----
ASSETS
Fixed maturities:
    Available for sale, at fair value (amortized cost:  2001 - $83,304; 2000 - $83,115)...     $  85,586     $  83,827
    Held to maturity, at amortized cost (fair value:  2001 - $0; 2000 - $12,615) .........            --        12,448
Trading account assets, at fair value ....................................................           882         7,217
Equity securities, available for sale, at fair value (cost:  2001 - $992; 2000 -
    $2,266) ..............................................................................         1,069         2,317

Commercial loans .........................................................................        14,909        15,919
Policy loans .............................................................................         7,930         8,046
Securities purchased under agreements to resell ..........................................           110         5,395
Cash collateral for borrowed securities ..................................................            --         3,858
Other long-term investments ..............................................................         3,824         4,459
Short-term investments ...................................................................         4,048         5,029
                                                                                               ---------     ---------
    Total investments ....................................................................       118,358       148,515

Cash and cash equivalents ................................................................         6,587         7,676
Accrued investment income ................................................................         1,551         1,916
Broker-dealer related receivables ........................................................            --        11,860
Deferred policy acquisition costs ........................................................         5,122         7,063
Other assets .............................................................................         5,948        13,506
Due from parent and affiliates ...........................................................         5,750            --
Separate account assets ..................................................................        76,736        82,217
                                                                                               ---------     ---------
    TOTAL ASSETS .........................................................................     $ 220,052     $ 272,753
                                                                                               =========     =========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits ...................................................................     $  64,328     $  67,859
Policyholders' account balances ..........................................................        33,525        32,722
Unpaid claims and claim adjustment expenses ..............................................         1,647         3,549
Policyholders' dividends .................................................................         1,363         1,463
Securities sold under agreements to repurchase ...........................................         6,130        15,010
Cash collateral for loaned securities ....................................................         4,808        11,053
Income taxes payable .....................................................................         1,571         1,610
Broker-dealer related payables ...........................................................            --         5,965
Securities sold but not yet purchased ....................................................           108         4,959
Short-term debt ..........................................................................         3,837        11,131
Long-term debt ...........................................................................         2,726         2,502
Other liabilities ........................................................................         7,047        12,105
Due to parent and affiliates .............................................................           363            --
Separate account liabilities .............................................................        76,736        82,217
                                                                                             -----------   -----------
    Total liabilities ....................................................................       204,189       252,145
                                                                                             -----------   -----------

COMMITMENTS AND CONTINGENCIES (See Note 18)

STOCKHOLDER'S EQUITY
Common Stock ($5.00 par value; 1,000 shares authorized, issued
    and outstanding at December 31, 2001) ................................................            --            --
Additional paid-in capital ...............................................................        14,716            --
Accumulated other comprehensive income ...................................................         1,099           234
Retained earnings ........................................................................            48        20,374
                                                                                             -----------   -----------
    Total stockholder's equity ...........................................................        15,863        20,608
                                                                                             -----------   -----------
    TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY ...........................................     $ 220,052     $ 272,753
                                                                                             ===========   ===========







                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 2001, 2000 and 1999 (in Millions)
--------------------------------------------------------------------------------


                                                                                 2001          2000          1999
                                                                                 ----          ----          ----
REVENUES

Premiums ............................................................         $  12,477     $ 10,181     $  9,528
Policy charges and fee income .......................................             1,803        1,639        1,516
Net investment income ...............................................             9,147        9,497        9,367
Realized investment gains (losses), net .............................              (709)        (288)         924
Commissions and other income ........................................             4,451        5,475        5,233
                                                                              ---------     --------     --------

    Total revenues ..................................................            27,169       26,504       26,568
                                                                              ---------     --------     --------

BENEFITS AND EXPENSES

Policyholders' benefits .............................................            12,752        10,640      10,226
Interest credited to policyholders' account balances ................             1,804         1,751       1,811
Dividends to policyholders ..........................................             2,722         2,724       2,571
General and administrative expenses .................................             9,524        10,043       9,530
Capital markets restructuring .......................................                --           476          --
Sales practices remedies and costs ..................................                --            --         100
Demutualization costs and expenses:
    Administrative expenses .........................................               248           143          75
    Consideration to former Canadian branch policyholders ...........               340            --          --
                                                                              ---------     ---------    --------
    Total benefits and expenses .....................................            27,390        25,777      24,313
                                                                              ----------    ---------    --------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
    INCOME TAXES ....................................................              (221)          727       2,255
                                                                              ---------     ---------    --------

Income taxes:
    Current .........................................................              (921)          434         690
    Deferred ........................................................               863           (28)        352
                                                                              ---------     ---------    --------
        Total income tax expense (benefit) ..........................               (58)          406       1,042
                                                                              ---------     ---------    --------
INCOME (LOSS) FROM CONTINUING OPERATIONS ............................              (163)          321       1,213
                                                                              ---------     ---------    --------

DISCONTINUED OPERATIONS
Gain (loss) on disposal of healthcare operations, net of taxes ......                16            77        (400)
                                                                              ---------     ---------    --------
NET INCOME (LOSS) ...................................................         $    (147)    $     398    $    813
                                                                              =========     =========    ========






                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2001, 2000, and 1999 (in Millions)
--------------------------------------------------------------------------------

                                                                                     Accumulated Other Comprehensive Income (Loss)
                                                                                ----------------------------------------------------
                                                                                                Net                        Total
                                                                                 Foreign    Unrealized                  Accumulated
                                                       Additional               Currency    Investment    Pension          Other
                                               Common   Paid-in     Retained   Translation   Gains       Liability     Comprehensive
                                               Stock    Capital     Earnings   Adjustments  (Losses)     Adjustment    Income (Loss)
                                               -----    -------     --------   ----------   --------     ----------    -------------
Balance, December 31, 1998 ..................  $   --  $       --   $ 19,163   $      (31) $    1,272   $       (9)   $       1,232
Comprehensive income:
  Net income ................................      --          --        813           --          --           --               --
  Other comprehensive loss, net of tax:
    Change in foreign currency
      translation adjustments ...............      --          --        --            13          --           --               13
    Change in net unrealized investment
      gains .................................      --          --        --            --      (1,932)          --           (1,932)
    Additional pension liability
      adjustment ............................      --          --        --            --          --            2                2
  Other comprehensive loss ..................
Total comprehensive loss ....................
                                               ------  ----------   --------   ----------  ----------   ----------    -------------
Balance, December 31, 1999 ..................      --          --     19,976          (18)       (660)          (7)            (685)
Comprehensive income:
  Net income ................................      --          --        398           --          --           --               --
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............      --          --        --           (89)         --           --              (89)
    Change in net unrealized investment
      gains .................................      --          --        --            --       1,019           --            1,019
    Additional pension liability
      adjustment ............................      --          --        --            --          --          (11)             (11)
  Other comprehensive income ................
Total comprehensive income ..................
                                               ------  ----------   --------   ----------  ----------   ----------    -------------
Balance, December 31, 2000 ..................      --          --     20,374         (107)        359          (18)             234
Demutualization reclassification of
  retained earnings .........................      --      13,666    (13,666)          --          --           --               --
Destacking dividend to parent ...............      --          --     (5,384)         220        (103)          16              133
Policy credits issued and cash payments
  to be made to eligible policyholders ......      --          --     (1,129)          --          --           --               --
Capital contribution from parent ............      --       1,050         --           --          --           --               --
Comprehensive income:
  Net loss before date of demutualization ...      --          --       (195)          --          --           --               --
  Net income after date of demutualization ..      --          --         48           --          --           --               --
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............      --          --         --         (142)         --           --             (142)
    Change in net unrealized investment
      gains .................................      --          --         --           --         903           --              903
    Additional pension liability
      adjustment ............................      --          --         --           --          --          (29)             (29)
  Other comprehensive income ................
Total comprehensive income ..................
                                               ------  ----------   --------   ----------  ----------   ----------    -------------
Balance, December 31, 2001 ..................  $   --  $   14,716   $     48   $      (29) $    1,159   $      (31)   $       1,099
                                               ======  ==========   ========   ==========  ==========   ==========    =============

                                                   Total
                                               Stockholder's
                                                  Equity
                                                  ------
Balance, December 31, 1998 ..................  $      20,395
Comprehensive income:
  Net income ................................            813
  Other comprehensive loss, net of tax:
    Change in foreign currency
      translation adjustments ...............             13
    Change in net unrealized investment
      gains .................................         (1,932)
    Additional pension liability
      adjustment ............................              2
                                               -------------
  Other comprehensive loss ..................         (1,917)
                                               -------------
Total comprehensive loss ....................
                                                      (1,104)
                                               -------------
Balance, December 31, 1999 ..................         19,291
Comprehensive income:
  Net income ................................            398
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............            (89)
    Change in net unrealized investment
      gains .................................          1,019
    Additional pension liability
      adjustment ............................            (11)
                                               -------------
  Other comprehensive income ................            919
                                               -------------
Total comprehensive income ..................          1,317
                                               -------------
Balance, December 31, 2000 ..................         20,608
Demutualization reclassification of
  retained earnings .........................             --
Destacking dividend to parent ...............         (5,251)
Policy credits issued and cash payments
  to be made to eligible policyholders ......         (1,129)
Capital contribution from parent ............          1,050
Comprehensive income:
  Net loss before date of demutualization ...           (195)
  Net income after date of demutualization ..             48
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............           (142)
    Change in net unrealized investment
      gains .................................            903
    Additional pension liability
      adjustment ............................            (29)
                                               -------------
  Other comprehensive income ................            732
                                               -------------
Total comprehensive income ..................            585
                                               -------------
Balance, December 31, 2001 ..................  $      15,863
                                               =============

                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 2001, 2000 and 1999 (in Millions)
--------------------------------------------------------------------------------

                                                                               2001          2000          1999
                                                                               ----          ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)........................................................     $   (147)     $    398      $    813
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Realized investment (gains) losses, net ...............................          709           288          (915)
  Policy charges and fee income .........................................         (482)         (342)         (300)
  Interest credited to policyholders' account balances ..................        1,804         1,751         1,811
  Depreciation and amortization, including premiums and discounts .......          446           740           689
  Loss (gain) on disposal of healthcare operations, net of taxes ........          (16)          (77)          400
  Change in:
    Deferred policy acquisition costs ...................................         (259)         (228)         (178)
    Future policy benefits and other insurance liabilities ..............          933         1,473           788
    Trading account assets ..............................................        2,268         2,524          (853)
    Income taxes payable ................................................       (1,308)          214           933
    Broker-dealer related receivables/payables ..........................        4,538          (388)       (1,898)
    Securities purchased under agreements to resell .....................          974         8,549        (3,692)
    Cash collateral for borrowed securities .............................       (1,407)        3,266        (1,502)
    Cash collateral for loaned securities ...............................       (1,571)          278         3,643
    Securities sold but not yet purchased ...............................       (2,168)       (2,009)        1,197
    Securities sold under agreements to repurchase ......................       (2,625)       (9,588)        3,112
    Due from parent and affiliates ......................................         (139)          --            --
    Other, net ..........................................................        3,714         1,016        (3,486)
                                                                              --------      --------      --------
      Cash flows from operating activities ..............................        5,264         7,865           562
                                                                              --------      --------      --------


CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity of:
  Fixed maturities, available for sale ..................................       98,150        99,971       122,790
  Fixed maturities, held to maturity ....................................          139         3,266         4,957
  Equity securities, available for sale .................................        5,503         3,025         3,190
  Commercial loans ......................................................        5,443         1,632         2,640
  Other long-term investments ...........................................          764         2,044         2,169
Payments for the purchase of:
  Fixed maturities, available for sale ..................................      (97,492)     (103,086)     (124,759)
  Fixed maturities, held to maturity ....................................          (56)       (1,544)       (2,414)
  Equity securities, available for sale .................................       (2,557)       (2,316)       (2,779)
  Commercial loans ......................................................       (1,521)       (1,334)       (2,595)
  Other long-term investments ...........................................       (1,307)       (1,374)       (2,280)
Cash acquired from Gibraltar Life. ......................................        5,912           --            --
Short-term investments ..................................................          179        (2,257)       (1,138)
Due from parent and affiliates ..........................................       (5,248)           --            --
                                                                              --------      --------      --------
      Cash flows from (used in) investing activities ....................        7,909        (1,973)         (219)
                                                                              --------      --------      --------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits .........................................        6,771         6,813         7,667
Policyholders' account withdrawals ......................................       (9,014)       (8,186)      (10,531)
Net increase (decrease) in short-term debt ..............................       (6,098)       (2,678)          444
Proceeds from the issuance of long-term debt ............................        1,464           638         1,844
Repayments of long-term debt ............................................         (720)       (1,230)         (919)
Capital contribution from parent ........................................        1,050            --            --
Cash destacked ..........................................................       (7,715)           --            --
                                                                              --------      --------      --------
      Cash flows used in financing activities ...........................      (14,262)       (4,643)       (1,495)
                                                                              --------      --------      --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS ....................       (1,089)        1,249        (1,152)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR ............................        7,676         6,427         7,579
                                                                              --------      --------      --------
CASH AND CASH EQUIVALENTS, END OF YEAR ..................................     $  6,587      $  7,676      $  6,427
                                                                              ========      ========      ========

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (received) ............................................     $    466      $    248      $   (344)
                                                                              --------      --------      --------
Interest paid ...........................................................     $    638      $  1,040      $    824
                                                                              --------      --------      --------
NON-CASH TRANSACTIONS DURING THE YEAR
Policy credits issued and demutualization consideration payable
  to eligible policyholders .............................................     $  1,469      $     --      $     --
                                                                              --------      --------      --------

                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

The Prudential Insurance Company of America ("Prudential Insurance"), together with its subsidiaries (collectively, the "Company"), is a wholly owned subsidiary of Prudential Holdings, LLC ("Prudential Holdings"), which is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the "date of demutualization"), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial. The Company had 1,000 shares of common stock authorized, issued and outstanding at December 31, 2001, all of which was owned by Prudential Holdings.

On the date of demutualization, policyholder membership interests in Prudential Insurance were extinguished and eligible policyholders collectively received
457.1 million shares of Common Stock of Prudential Financial, the rights to receive cash totaling $3,487 million, including $340 million of demutualization consideration payable to former Canadian branch policyholders pertaining to certain policies Prudential Insurance previously transferred to London Life Insurance Company, and increases to their policy values in the form of policy credits totaling $1,042 million. Of these amounts, the Company recorded a liability to policyholders of $427 million for rights to receive cash, including $340 million of demutualization consideration discussed above, with the remaining amounts being recorded by Prudential Financial, and increases to policy values in the form of policy credits totaling $1,042 million. The demutualization was accounted for as a reorganization. Accordingly, the Company's retained earnings on the date of demutualization, net of the aforementioned cash payments other than those to former Canadian policyholders and policy credits which were charged directly to retained earnings, were reclassified to "Additional paid-in capital."

Concurrent with the demutualization, the Company completed a corporate reorganization (the "destacking") whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company. The subsidiaries distributed by the Company to Prudential Financial included its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, its international securities and investments operations, its domestic banking operations and its residential real estate brokerage franchise and relocation services operations. The destacking was reflected as a dividend from the Company to Prudential Financial. The effect of the destacking was to decrease assets by $75,086 million, liabilities by $69,835 million and stockholder's equity by $5,251 million. For financial reporting purposes, the destacking is assumed to have occurred on December 31, 2001. The Company's Consolidated Statements of Financial Position at December 31, 2001 do not include the destacked companies and operations. The net income for the destacked companies and operations for the period December 18, 2001 through December 31, 2001 that is included within the Company's results of operations was not material.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investment allowances, future policy benefits, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." See Note 17 for a discussion of the Company's reclassificiation of "held to maturity" securities to "available for sale" in connection with the implementation of new accounting standards for derivatives. The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)." See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Commercial loans are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as collateralized financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell and to value the securities daily. Assets to be repurchased are the same, or substantially the same, as the assets transferred. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Other long-term investments primarily represent the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company's own separate accounts, which are carried at estimated fair value, investment real estate and derivatives held for purposes other than trading. See Note 17 for a discussion of accounting policies for derivative instruments. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, the Company's interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to the Company and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of the Company's joint venture interests and the resulting gains and losses are included in "Realized investment gains (losses), net."

Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which approximates fair value.

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are:
1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer. Provisions for losses on commercial loans are included in "Realized investment gains (losses), net." Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in "Realized investment gains (losses), net."

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

For participating life insurance, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed future investment yield used in estimating expected gross margins was 7.28% at December 31, 2001 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. DAC related to non-participating term insurance is amortized over the expected life of the contracts in proportion to premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

For property and casualty insurance contracts, DAC is amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of DAC. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

For group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, property and equipment and receivables resulting from sales of securities that had not yet settled at the balance sheet date. In 2000, other assets also include mortgage securitization inventory and mortgage servicing rights of a subsidiary that was destacked on the date of demutualization. During 2001, the Company sold $1,409 million of commercial mortgage loans and other securities in securitization transactions versus $1,874 million in 2000, through a subsidiary that was destacked on the date of demutualization. The Company did not retain any material ownership interest in the financial assets that were transferred. The Company recognized pretax gains of $42 million in 2001 versus losses of $6 million in 2000 in connection with securitization and related hedging activity which are recorded in "Commissions and other income." Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, demutualization consideration not yet paid to policyholders, and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Policyholders' Dividends

The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the statutory results and past experience of Prudential Insurance, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. See Note 9 for further discussion of the impact of policyholders' dividends on earnings.

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies are recognized when earned. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when earned in a constant relationship to the amount of expected future benefit payments.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)."

Commissions and Other Income

Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company's securities business are also included in "Commissions and other income." The Company's principal securities brokerage companies, its principal asset management operations and its international securities and investments operations were destacked on the date of demutualization as discussed in Note 1.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. See Note 17 for a discussion of the Company's use of derivative financial instruments and the related accounting and reporting treatment of such instruments.

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Effective for the year ended December 31, 2001, the Company, as a stock company, is no longer subject to the equity tax. The provision for income taxes includes an estimate for changes in the total equity tax to be paid for prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that amount that is expected to be realized.

Demutualization Costs and Expenses

Demutualization costs and expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York State Insurance Department in the demutualization process and related matters as well as the cost of printing and postage for communications with policyholders and other administrative costs. Demutualization costs and expenses also include $340 million of demutualization consideration payable to former Canadian branch policyholders pertaining to certain policies that Prudential Insurance transferred to London Life Insurance Company in 1996 in connection with the sale of most of its Canadian branch operations. Under the Plan of Reorganization, these policyholders are required to receive demutualization compensation in the form of cash.

New Accounting Pronouncements

In September 2000, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125." The Company has adopted the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The adoption did not have a material effect on the results of operations of the Company.

In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires that the Company account for all business combinations in the scope of the statement using the purchase method. SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001; however, goodwill and intangible assets acquired after June 30, 2001 are subject immediately to the nonamortization and amortization provisions of this statement. The Company has ceased the amortization of goodwill as of January 1, 2002 and believes that the effect of implementing the impairment provisions of this statement will not be material to its results of operations and financial position.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

of book value or fair value less cost to sell. An impairment for assets that are not to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively. At the date of adoption of this standard, the impact on results of operations of the Company is not material.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. The healthcare business is reported as discontinued operations in the accompanying consolidated financial statements. As of December 31, 1998, the measurement date, the Company recorded a loss on disposal of $223 million, net of taxes, which included estimated operating losses of the healthcare business subsequent to December 31, 1998 through the date of the sale, the estimated cost of retained liabilities associated with litigation, as well as estimates of other costs in connection with the disposition of the business. These included facilities closure and systems termination costs, severance and termination benefits, the impact of modifications to pension and benefit plans, payments to Aetna related to the Administrative Services Only business and payments in connection with a medical loss ratio agreement (the "MLR Agreement"). The MLR Agreement provided for payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000.

The Company retained all liabilities associated with litigation that existed at August 6, 1999 or commenced within two years of that date with respect to claims that were incurred prior to August 6, 1999. The loss on disposal includes management's best estimate of the cost of the ultimate resolution of such litigation as well as the cost of resolving certain matters pertaining to contractual and regulatory requirements. It is possible that additional adjustments to this estimate may be necessary which might be material to future results of operations of a particular quarterly or annual period.

The loss on disposal was increased in 1999 by $400 million, net of taxes, primarily as a result of higher than anticipated healthcare operating losses prior to the August 6, 1999 closing date and an increase in the Company's estimated obligation under the MLR Agreement. Actual pretax losses of $370 million during that period exceeded the original estimate of $160 million. In 2000, upon the completion of the period covered by the MLR Agreement and taking into consideration other costs incurred compared with those estimated in 1998 and 1999, the Company reduced the loss on disposal by $77 million, net of taxes. In 2001, upon the final settlement of the MLR Agreement, the Company reduced the loss on disposal by an additional $16 million, net of taxes.

Pursuant to a coinsurance agreement with Aetna, the Company was required to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies were 100% coinsured by Aetna. The purpose of the agreement was to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential Insurance. The operation of the business and the attendant risks, except for the existence of the MLR Agreement, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $966 million and $827 million, respectively for the year ended December 31, 2001. Premium and benefits ceded for the year ended December 31, 2000 were $1,872 million and $1,418 million, respectively, and for the period from August 6, 1999 through December 31, 1999 were $896 million and $757 million, respectively. Reinsurance recoverable under this agreement, included in "Other assets," was $202 million at December 31, 2001 and $355 million at December 31, 2000.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. CAPITAL MARKETS RESTRUCTURING

In the fourth quarter of 2000, Prudential Securities Group Inc. exited the lead-managed equity underwriting for corporate issuers and institutional fixed income businesses. Exiting these businesses resulted in staff reductions of approximately 700 positions, 350 of which were eliminated in 2000 and the remainder in 2001. The positions eliminated included investment bankers, traders, analysts and other professional and support staff. Results for 2000 include a pretax charge of $476 million in connection with the restructuring, which is presented as "Capital markets restructuring." The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs. Prudential Securities Group Inc. was destacked on the date of demutualization as discussed in Note 1.

5. ACQUISITION OF KYOEI LIFE INSURANCE COMPANY, LTD.

In April 2001, the Company completed the acquisition of Kyoei Life Insurance Co., Ltd. ("Kyoei"), a stock life insurance company located in Japan, which has been accounted for as a purchase. Kyoei was renamed Gibraltar Life Insurance Company, Ltd. ("Gibraltar Life") by the Company concurrent with the acquisition. Gibraltar Life provides financial services throughout Japan. Gibraltar Life primarily offers four types of insurance products: individual insurance, including life and indemnity health coverage; individual annuities; group life insurance; and group annuities. It distributes these products through an agency force and large employer groups. Gibraltar Life also has domestic and foreign subsidiaries, including non-insurance businesses, which are not material to its financial position or results of operations.

On October 20, 2000, Gibraltar Life filed for reorganization under the Reorganization Law of Japan. The Reorganization Law, similar to Chapter 11 of the U.S. Bankruptcy Code, is intended to provide a mechanism for restructuring financially troubled companies by permitting the adjustment of the interests of creditors, shareholders and other interested parties. On October 20, 2000, the Tokyo District Court issued an order generally freezing Gibraltar Life's assets and appointed an interim Trustee who, on October 23, 2000, was appointed as sole Trustee.

On April 2, 2001, the Tokyo District Court issued its official recognition order approving the Reorganization Plan, which was submitted by the Trustee and approved by Gibraltar Life's creditors. The Reorganization Plan became effective immediately upon the issuance of the recognition order, and is binding upon Gibraltar Life, its creditors, including policyholders, its shareholders and other interested parties, whether or not they submitted claims or voted for or against the plan. The Reorganization Plan included the extinguishment of all existing stock for no consideration and the issuance of 1.0 million new shares of common stock. Pursuant to the Reorganization Plan, on April 19, 2001 the Company contributed (Y)50 billion ($395 million) in cash to Gibraltar Life's capital and on April 20, 2001 received 100% of Gibraltar Life's newly issued common stock. The Company also provided (Y)98 billion ($775 million) to Gibraltar Life in the form of a subordinated loan. On April 23, 2001, the Tokyo District Court declared the reorganization proceedings concluded and dismissed the Trustee.

For purposes of inclusion in the Company's consolidated financial statements, Gibraltar Life has adopted a November 30 fiscal year end; therefore, the December 31, 2001 consolidated financial statements include Gibraltar Life's results of operations for the period April 2, 2001 through November 30, 2001. The Company's Consolidated Statements of Operations include income from continuing operations before income taxes for Gibraltar Life of $238 million. Gibraltar Life was destacked on the date of demutualization as discussed in Note 1.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6.   INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) at December 31,

                                                                                         2001
                                                                     ---------------------------------------------
                                                                                   Gross       Gross     Estimated
                                                                     Amortized   Unrealized  Unrealized     Fair
                                                                        Cost        Gains      Losses      Value
                                                                        ----        -----      ------      -----
                                                                                     (In Millions)
     Fixed maturities available for sale
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies...................................  $   7,715   $      192  $       33  $   7,874
     Obligations of U.S. states and their political subdivisions ..        711           24           8        727
     Foreign government bonds .....................................      1,961          199          14      2,146
     Corporate securities .........................................     68,130        2,682         898     69,914
     Mortgage-backed securities ...................................      4,787          157          19      4,925
                                                                     ---------   ----------  ----------
     Total fixed maturities available for sale ....................  $  83,304   $    3,254  $      972  $  85,586
                                                                     =========   ==========  ==========  =========
     Equity securities available for sale .........................  $     992   $      188  $      111  $   1,069
                                                                     =========   ==========  ==========  =========

                                                                                         2000
                                                                     ---------------------------------------------
                                                                                   Gross       Gross     Estimated
                                                                     Amortized   Unrealized  Unrealized     Fair
                                                                        Cost        Gains      Losses      Value
                                                                        ----        -----      ------      -----
                                                                                     (In Millions)
     Fixed maturities available for sale
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies ..................................  $   7,068   $      358  $        2  $   7,424
     Obligations of U.S. states and their political subdivisions ..      3,012          164           3      3,173
     Foreign government bonds .....................................      4,457          228          38      4,647
     Corporate securities .........................................     62,066        1,205       1,374     61,897
     Mortgage-backed securities ...................................      6,512          188          14      6,686
                                                                     ---------   ----------  ----------- ---------
     Total fixed maturities available for sale ....................  $  83,115   $    2,143  $    1,431  $  83,827
                                                                     =========   ==========  ==========  =========
     Equity securities available for sale .........................  $   2,266   $      239  $      188  $   2,317
                                                                     =========   ==========  ==========  =========

                                                                                         2000
                                                                     ---------------------------------------------
                                                                                   Gross       Gross     Estimated
                                                                     Amortized   Unrealized  Unrealized     Fair
                                                                        Cost        Gains      Losses      Value
                                                                        ----        -----      ------      -----
                                                                                     (In Millions)
     Fixed maturities held to maturity
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies ..................................  $       7   $       --  $       --  $       7
     Obligations of U.S. states and their political subdivisions ..         40            1           1         40
     Foreign government bonds .....................................        193           13          --        206
     Corporate securities .........................................     12,208          343         189     12,362
                                                                     ---------  -----------  ----------  ---------
     Total fixed maturities held to maturity ......................  $  12,448   $      357  $      190  $  12,615
                                                                     =========   ==========  ==========  =========

The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2001, is shown below:

                                                                       Available for Sale
                                                                     ----------------------
                                                                                 Estimated
                                                                     Amortized     Fair
                                                                        Cost       Value
                                                                        ----       -----
                                                                          (In Millions)
     Due in one year or less ......................................  $  10,424   $   10,577
     Due after one year through five years ........................     20,859       21,364
     Due after five years through ten years .......................     20,152       20,676
     Due after ten years ..........................................     27,082       28,044
     Mortgage-backed securities ...................................      4,787        4,925
                                                                     ---------   ----------
         Total ....................................................  $  83,304   $   85,586
                                                                     =========   ==========

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the repayment of held to maturity fixed maturities during 2001, 2000 and 1999 were $139 million, $3,266 million, and $4,957 million, respectively. Gross gains of $0 million, $8 million, and $73 million were realized on prepayment of held to maturity fixed maturities during 2001, 2000 and 1999, respectively.

Proceeds from the sale of available for sale fixed maturities during 2001, 2000 and 1999 were $84,629 million, $93,653 million and $117,685 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2001, 2000 and 1999 were $13,521 million, $6,318 million and $5,105 million, respectively. Gross gains of $1,270 million, $909 million and $884 million, and gross losses of $1,136 million, $1,408 million and $1,231 million were realized on sales and prepayments of available for sale fixed maturities during 2001, 2000 and 1999, respectively. Realized losses included $356 million in 2001 resulting from the sale of substantially all of the Company's Enron Corp. holdings.

Write-downs for impairments which were deemed to be other than temporary for fixed maturities were $777 million, $540 million and $266 million, and for equity securities were $238 million, $34 million and $205 million for the years ended 2001, 2000 and 1999, respectively.

Due to the adoption of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," on January 1, 2001, the aggregate amortized cost of the securities transferred to the "available for sale" portfolio was $11,937 million. Unrealized investment gains of $94 million, net of tax, were recorded in "Accumulated other comprehensive income (loss)" at the time of the transfer in 2001.

Commercial Loans

The Company's commercial loans were as follows at December 31,

                                                                            2001                         2000
                                                                -----------------------------------------------------
                                                                   Amount        % of           Amount         % of
                                                                (In Millions)    Total       (In Millions)     Total
                                                                -------------   -------      -------------    -------

     Collateralized loans by property type
     Office buildings ........................................      $ 3,548      23.5%          $ 3,727        23.1%
     Retail stores ...........................................        2,054      13.6%            2,465        15.3%
     Residential properties ..................................          158       1.0%              713         4.4%
     Apartment complexes .....................................        4,203      27.8%            4,455        27.6%
     Industrial buildings ....................................        2,685      17.8%            2,331        14.4%
     Agricultural properties .................................        1,908      12.6%            1,856        11.5%
     Other ...................................................          555       3.7%              597         3.7%
                                                                    -------     ------          -------       ------
         Subtotal of collateralized loans ....................       15,111     100.0%           16,144       100.0%
                                                                                ======                        ======
     Valuation allowance .....................................         (202)                       (225)
                                                                    -------                     -------
     Total collateralized loans ..............................      $14,909                     $15,919
                                                                    =======                     =======

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (27.0%) and New York (10.2%) at December 31, 2001.

Activity in the allowance for losses for commercial loans, for the years ended December 31, is summarized as follows:

                                                                     2001        2000      1999
                                                                     ----        ----      ----
                                                                             (In Millions)

     Allowance for losses, beginning of year .................        $ 225      $ 221     $ 427
     Allowance on loans acquired from Gibraltar Life .........          739        --        --
     Addition (release) of allowance for losses ..............          (24)        17      (201)
     Charge-offs, net of recoveries ..........................         (412)       (13)       (5)
     Change in foreign exchange ..............................            7        --        --
     Destacking ..............................................         (333)       --        --
                                                                      -----      -----     -----
     Allowance for losses, end of year .......................        $ 202      $ 225     $ 221
                                                                      ======     ======    =====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Impaired commercial loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                     2001       2000
                                                                     ----       ----
                                                                     (In Millions)
     Impaired commercial loans with allowance for losses ........   $ 155      $ 192
     Impaired commercial loans with no allowance for losses .....     222        247
     Allowance for losses, end of year ..........................     (36)       (35)
                                                                    -----      -----
     Net carrying value of impaired commercial loans ............   $ 341      $ 404
                                                                    ======     =====

Impaired commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $407 million, $565 million and $884 million for 2001, 2000 and 1999, respectively. Net investment income recognized on these loans totaled $32 million, $37 million and $55 million for the years ended December 31, 2001, 2000 and 1999, respectively.

Other Long-term Investments

The Company's "Other long-term investments" include investments in joint ventures and limited partnerships of $2,091 million and $2,391 million at December 31, 2001 and 2000, respectively. These investments include $957 million and $1,363 million in real estate related interests and $1,134 million and $1,028 million in non-real estate related interests at December 31, 2001 and 2000, respectively. The Company's share of net income from such entities was $84 million, $187 million and $217 million for the years ended 2001, 2000 and 1999, respectively, and is reported in "Net investment income."

Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:


                                                                          At December 31,
                                                                          ---------------
                                                                          2001      2000
                                                                          ----      ----
                                                                            (In Millions)
     STATEMENTS OF FINANCIAL POSITION
     Investments in real estate .....................................   $ 3,603   $ 3,617
     Investments in securities ......................................     1,694     1,899
     Cash and cash equivalents ......................................        87       111
     Other assets ...................................................       208       173
                                                                        -------   -------
     Total assets ...................................................   $ 5,592   $ 5,800
                                                                        =======   =======
     Borrowed funds-third party .....................................   $   598    $  598
     Borrowed funds-Prudential Financial ............................         2       --
     Other liabilities ..............................................     1,399     1,450
                                                                        -------   -------
     Total liabilities ..............................................     1,999     2,048
     Partners' capital ..............................................     3,593     3,752
                                                                        -------   -------
     Total liabilities and partners' capital ........................   $ 5,592   $ 5,800
                                                                        =======   =======
     Equity in partners' capital included above .....................   $   971   $ 1,030
     Equity in limited partnership interests not included above .....     1,120     1,361
                                                                        -------   -------
     Carrying value .................................................   $ 2,091   $ 2,391
                                                                        =======   =======

                                                                            For the years ended
                                                                                December 31,
                                                                                ------------
                                                                         2001       2000     1999
                                                                         ----       ----     ----
                                                                              (In Millions)

     STATEMENTS OF OPERATIONS
     Income of real estate joint ventures ...........................   $   245   $   257     $ 102
     Income of other limited partnership interests ..................       142       256       530
     Interest expense-third party ...................................       (31)      (31)       (7)
     Other expenses .................................................      (251)     (226)     (121)
                                                                        -------   -------     -----
     Net earnings ...................................................   $   105   $   256     $ 504
                                                                        =======   =======     =====
     Equity in net earnings included above ..........................   $    37   $    79     $ 122
     Equity in net earnings of limited partnership interests not
       included above ...............................................        47       108        95
                                                                        -------   -------     -----
     Total equity in net earnings ...................................   $    84   $   187     $ 217
                                                                        =======   =======     =====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

"Other long-term investments" also includes investments in the Company's separate accounts of $975 million and $1,077 million, investment real estate of $148 million and $239 million which is held through direct ownership and other miscellaneous investments of $610 million and $752 million at December 31, 2001 and 2000, respectively. Of the Company's real estate, $146 million and $181 million consist of commercial and agricultural assets held for disposal at December 31, 2001 and 2000, respectively. Impairment losses were $7 million, $0 million and $3 million for the years ended December 31, 2001, 2000 and 1999, respectively, and are included in "Realized investment gains (losses), net."

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                         2001      2000      1999
                                                         ----      ----      ----
                                                               (In Millions)
   Fixed maturities available for sale ..............  $ 6,826   $ 5,938   $ 5,602
   Fixed maturities held to maturity ................       12     1,028     1,217
   Trading account assets ...........................      294       734       622
   Equity securities available for sale .............       45        67        63
   Commercial loans .................................    1,432     1,370     1,401
   Policy loans .....................................      522       478       448
   Securities purchased under agreements to resell ..       11        28        25
   Broker-dealer related receivables ................      513     1,222       976
   Short-term investments and cash equivalents ......      461       683       490
   Other investment income ..........................      419       479       455
                                                       -------   -------   -------
   Gross investment income ..........................   10,535    12,027    11,299
   Less investment expenses .........................   (1,388)   (2,530)   (1,881)
                                                       -------   -------   -------
        Subtotal ....................................    9,147     9,497     9,418
   Less amount relating to discontinued operations ..       --        --       (51)
                                                       -------   -------   -------
   Net investment income ............................  $ 9,147   $ 9,497   $ 9,367
                                                       =======   =======   =======

Based on the carrying value, assets categorized as "non-income producing" at December 31, 2001 included in fixed maturities, equity securities, commercial loans and other long-term investments totaled $47 million, $6 million, $19 million and $33 million, respectively.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                         2001      2000      1999
                                                         ----      ----      ----
                                                               (In Millions)
   Fixed maturities .................................  $  (639)  $(1,066)  $  (557)
   Equity securities available for sale .............     (245)      450       223
   Commercial loans .................................        1        (5)      209
   Investment real estate ...........................       40        49       106
   Joint ventures and limited partnerships ..........       --       124       656
   Derivatives ......................................      120       165       305
   Other ............................................       14        (5)      (27)
                                                       -------   -------   -------
        Subtotal ....................................     (709)     (288)      915
   Less amount related to discontinued operations ...       --        --         9
                                                       -------   -------   -------
   Realized investment gains (losses), net ..........  $  (709)  $  (288)  $   924
                                                       =======   =======   =======

The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Investments," amounting to $0 million, $91 million and $114 million for the years ended 2001, 2000 and 1999, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income
(loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                      Impact of unrealized investment gains (losses) on:
                                                              ----------------------------------------------------------------
                                                                                                                 Accumulated
                                                                                                                    other
                                                                                                                comprehensive
                                                                                                    Deferred    income (loss)
                                                               Unrealized    Deferred                income     related to net
                                                                 gains        policy      Future       tax        unrealized
                                                              (losses) on  acquisition    policy   (liability)    investment
                                                              investments     costs      benefits    benefit    gains (losses)
                                                              -----------     -----      --------    -------    --------------
                                                                                        (In Millions)
   Balance, December 31, 1998 ..............................      $ 3,337     $  (260)    $(1,095)    $ (710)          $ 1,272
   Net investment gains (losses) on investments arising
     during the period .....................................       (5,089)         --          --      1,845            (3,244)
   Reclassification adjustment for (gains) losses included
     in net income .........................................          404          --          --       (146)              258
   Impact of net unrealized investment (gains) losses on
     deferred policy acquisition costs .....................           --         566          --       (213)              353
   Impact of net unrealized investment (gains) losses on
     future policy benefits ................................           --          --       1,092       (391)              701
                                                                  -------     -------     -------     ------           -------
   Balance, December 31, 1999 ..............................       (1,348)        306          (3)       385              (660)
   Net investment gains (losses) on investments arising
     during the period .....................................        1,458          --          --       (540)              918
   Reclassification adjustment for (gains) losses included
     in net income .........................................          621          --          --       (230)              391
   Impact of net unrealized investment (gains) losses on
     deferred policy acquisition costs .....................           --        (356)         --        132              (224)
   Impact of net unrealized investment (gains) losses on
     future policy benefits ................................           --          --        (101)        35               (66)
                                                                  -------     -------     -------     ------           -------
   Balance, December 31, 2000 ..............................          731         (50)       (104)      (218)              359
   Net investment gains (losses) on investments arising
     during the period .....................................          796          --          --       (294)              502
   Reclassification adjustment for (gains) losses included
     in net income .........................................          884          --          --       (327)              557
   Impact of net unrealized investment (gains) losses on
     deferred policy acquisition costs .....................           --        (270)         --         97              (173)
   Impact of net unrealized investment (gains) losses on
     future policy benefits ................................           --          --          27        (10)               17
   Destacking dividend to parent ...........................         (156)          3          --         50              (103)
                                                                  -------     -------     -------     ------           -------
   Balance, December 31, 2001 ..............................      $ 2,255     $  (317)    $   (77)    $ (702)          $ 1,159
                                                                  =======     =======     =======     ======           =======

The table below presents unrealized gains (losses) on investments by asset class:

                                                                           At December 31,
                                                                           ---------------
                                                                   2001        2000         1999
                                                                   ----        ----         ----
                                                                       (In Millions)
   Fixed maturities ........................................      $2,282      $   712     $(2,118)
   Equity securities .......................................          77           51         733
   Other long-term investments .............................        (104)         (32)         37
                                                                  ------      -------     -------
   Unrealized gains (losses) on investments ................      $2,255      $   731     $(1,348)
                                                                  ======      =======     =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreement to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                           2001       2000
                                                           ----       ----
                                                            (In Millions)

    Fixed maturities available for sale ..............   $ 11,009   $ 20,080
    Trading account assets ...........................        269      5,796
    Separate account assets ..........................      2,659      2,558
                                                         --------   --------
    Total securities pledged .........................   $ 13,937   $ 28,434
                                                         ========   ========

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. At December 31, 2001, the fair value of this collateral was approximately $5,162 million versus $19,329 million in 2000 of which $4,932 million versus $13,099 million in 2000 had either been sold or repledged.

Assets of $237 million and $2,538 million at December 31, 2001 and 2000, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $960 million and $1,227 million at December 31, 2001 and 2000, respectively, were held in voluntary trusts. Of these amounts, $244 million and $470 million at December 31, 2001 and 2000, respectively, related to the multi-state policyholder settlement described in Note 18. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $140 million and $48 million at December 31, 2001 and 2000, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $183 million and $779 million at December 31, 2001 and 2000, respectively. Restricted cash and securities of $0 million and $2,196 million at December 31, 2001 and 2000, respectively, were included in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

7. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                           2001       2000       1999
                                                           ----       ----       ----
                                                                 (In Millions)
   Balance, beginning of year ........................   $  7,063   $  7,324   $  6,462
   Capitalization of commissions, sales and issue
    expenses .........................................      1,385      1,324      1,333
   Amortization ......................................     (1,126)    (1,096)    (1,155)
   Change in unrealized investment gains and losses ..       (270)      (356)       566
   Foreign currency translation ......................       (184)      (154)       118
   Acquisition of subsidiary .........................         --         21         --
   Destacking ........................................     (1,746)        --         --
                                                         --------   --------   --------

   Balance, end of year ..............................   $  5,122   $  7,063   $  7,324
                                                         ========   ========   ========

8. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                           2001       2000
                                                           ----       ----
                                                            (In Millions)

   Life insurance ....................................   $ 50,886   $ 53,453
   Annuities .........................................     13,046     13,398
   Other contract liabilities ........................        396      1,008
                                                         --------   --------
   Total future policy benefits ......................   $ 64,328   $ 67,859
                                                         ========   ========

Participating insurance represented 37% and 40% of domestic individual life insurance in force at December 31, 2001 and 2000, respectively, and 92%, 94% and 95% of domestic individual life insurance premiums for 2001, 2000 and 1999, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. POLICYHOLDERS' LIABILITIES (continued)

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

The following table highlights the key assumptions generally utilized in calculating these reserves (excluding consideration of premium deficiency reserves):

          Product                            Mortality                   Interest Rate             Estimation Method
----------------------------  --------------------------------------  -------------------  ---------------------------------
   Life insurance .........   For Closed Block policies, rates            2.5% to 11.3%    Net level premium
                              guaranteed in calculating cash
                              surrender values; for remaining
                              policies, based on company experience
                              or standard industry tables
                              established at policy issue

   Individual annuities ...   1971 IAM, 1983 IAM and A2000                3.5% to 13.4%    Present value of expected future
                              individual annuity mortality tables                          payments based on historical
                              with certain modifications based on                          experience
                              company experience established at
                              policy issue

   Group annuities ........   1951 and 1983 Group Annuity Mortality       4.0% to 17.3%    Present value of expected future
                              Tables with certain modifications                            payments based on historical
                              based on company experience                                  experience
                              established at policy issue

   Other contract                                                         2.5% to 11.5%    Present value of expected future
   liabilities ............                                                                payments based on historical
                                                                                           experience

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $1,867 million and $2,002 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2001 and 2000, respectively.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                                         2001       2000
                                                         ----       ----
                                                          (In Millions)

   Individual annuities .............................  $  5,243   $  5,097
   Group annuities ..................................     1,900      2,022
   Guaranteed investment contracts and guaranteed
    interest accounts ...............................    13,031     12,852
   Interest-sensitive life contracts ................     3,788      3,809
   Dividend accumulations and other .................     9,563      8,942
                                                       --------   --------
   Policyholders' account balances ..................  $ 33,525   $ 32,722
                                                       ========   ========

Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. POLICYHOLDERS' LIABILITIES (continued)

Certain contract provisions that determine the policyholders' account balances are as follows:

                 Product                       Interest Rate             Withdrawal/Surrender Charges
-----------------------------------------  ----------------------  --------------------------------------------
    Individual annuities ................       2.5% to 16.0%      0% to 7% for up to 9 years

    Group annuities .....................       2.0% to 13.9%      Contractually limited or subject to market
                                                                   value adjustment

    Guaranteed investment contracts and
      guaranteed interest accounts ......       3.0% to 15.4%      Generally, subject to market value
                                                                   withdrawal provisions for any funds
                                                                   withdrawn other than for benefit responsive
                                                                   and contractual payments

    Interest-sensitive life contracts ...       3.0% to 6.8%       Various up to 10 years

    Dividend accumulations and other ....       2.0% to 11.5%      Generally, not subject to
                                                                   withdrawal/surrender charges, except for
                                                                   certain contracts where
                                                                   withdrawal/surrender is limited or subject
                                                                   to a market value adjustment

Unpaid Claims and Claim Adjustment Expenses

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                    2001                   2000                   1999
                                           ---------------------  ---------------------  ---------------------
                                            Accident   Property    Accident   Property    Accident   Property
                                              and        and         and        and         and        and
                                             Health    Casualty     Health    Casualty     Health    Casualty
                                             ------    --------     ------    --------     ------    --------
                                                                      (In Millions)
    Balance at January 1 .................   $ 1,701    $ 1,848     $ 1,735    $ 2,409     $ 2,307    $ 2,716
    Less reinsurance recoverables, net ...       246        608         378        451          50        533
                                             -------    -------     -------    -------     -------    -------
    Net balance at January 1 .............     1,455      1,240       1,357      1,958       2,257      2,183
                                             -------    -------     -------    -------     -------    -------
    Incurred related to:
      Current year .......................       632      1,440         537      1,271       4,218      1,249
      Prior years ........................       (45)      (113)        (22)      (150)        (73)       (54)
                                             -------    -------     -------    -------     -------    -------
    Total incurred .......................       587      1,327         515      1,121       4,145      1,195
                                             -------    -------     -------    -------     -------    -------
    Paid related to:
      Current year .......................       219        932         152        842       3,206        700
      Prior years ........................       312        553         265        634         874        720
                                             -------    -------     -------    -------     -------    -------
    Total paid ...........................       531      1,485         417      1,476       4,080      1,420
                                             -------    -------     -------    -------     -------    -------
    Acquisitions (dispositions) (a) ......        15         --          --       (363)       (965)        --
    Destacking ...........................        (8)    (1,082)         --         --          --         --
                                             -------    -------     -------    -------     -------    -------
    Net balance at December 31 ...........     1,518         --       1,455      1,240       1,357      1,958
    Plus reinsurance recoverables, net ...       129         --         246        608         378        451
                                             -------    -------     -------    -------     -------    -------
    Balance at December 31 ...............   $ 1,647    $    --     $ 1,701    $ 1,848     $ 1,735    $ 2,409
                                             =======    =======     =======    =======     =======    =======

(a) The 2001 accident and health increase relates to the acquisition of Gibraltar Life which was subsequently destacked. The reduction in the 2000 property and casualty balance is primarily attributable to the sale of Gibraltar Casualty Company; the 1999 accident and health reduction relates to the sale of the Company's healthcare business.

The accident and health reinsurance recoverable balance at December 31, 2001, 2000 and 1999 includes $117 million, $239 million and $371 million, respectively, attributable to the Company's discontinued healthcare business. The accident and health balance at January 1, 1999 includes $1,026 million attributable to the Company's discontinued healthcare business.

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business. The amounts incurred for claims and claim adjustment

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. POLICYHOLDERS' LIABILITIES (continued)

expenses for accident and health related to prior years were primarily due to improved long-term disability claim termination experience.

9. CLOSED BLOCK

Effective with demutualization, the Company adopted the American Institute of Certified Public Accountants Statement of Position ("SOP") 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts." SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of demutualization.

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the United States. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Because of the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The excess of Closed Block Liabilities over Closed Block Assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in "Accumulated other comprehensive income
(loss)") represents the estimated maximum future earnings from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. As required by SOP 00-3, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings in any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders and will be recorded as a policyholder dividend obligation to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. As of December 31, 2001, no such additional policyholder dividends were recorded. If over such period, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

On November 13, 2001, the Company's Board of Directors acted to reduce dividends, effective January 1, 2002, on Closed Block policies to reflect unfavorable investment experience that has emerged since July 1, 2000, the date the Closed Block was originally funded. This action resulted in a $104 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2001.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. CLOSED BLOCK (continued)

Closed Block Liabilities and Assets designated to the Closed Block at December 31, 2001, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

   Closed Block Liabilities and Closed Block Assets                December 31, 2001
                                                                   -----------------
                                                                     (In Millions)
   Closed Block Liabilities
       Future policy benefits ...................................       $ 47,239
       Policyholders' dividends payable .........................          1,171
       Policyholders' account balances ..........................          5,389
       Other Closed Block liabilities ...........................          4,603
                                                                        --------
            Total Closed Block Liabilities ......................       $ 58,402
                                                                        --------

   Closed Block Assets
       Total investments ........................................       $ 52,492
       Cash .....................................................          1,810
       Accrued investment income ................................            716
       Other Closed Block assets ................................            635
                                                                        --------
            Total Closed Block Assets ...........................       $ 55,653
                                                                        --------

   Excess of reported Closed Block Liabilities over Closed
     Block Assets ...............................................       $  2,749
   Portion of above representing other comprehensive income .....            792
                                                                        --------
   Maximum future earnings to be recognized from Closed
     Block Assets and Closed Block Liabilities ..................       $  3,541
                                                                        ========

Closed Block revenues and benefits and expenses for the period from the date of demutualization through December 31, 2001 were as follows:

                                                                   December 18, 2001
                                                                        through
   Closed Block Revenues and Benefits and Expenses                 December 31, 2001
                                                                   -----------------
                                                                     (In Millions)
   Revenues
     Premiums ...................................................       $    293
     Net investment income ......................................            129
     Realized investment gains, net .............................             24
     Other income ...............................................              3
                                                                        --------
       Total Closed Block revenues ..............................            449
                                                                        --------

   Benefits and Expenses
     Policyholders' benefits ....................................            288
     Interest credited to policyholders' account balances .......              5
     Dividends to policyholders .................................            100
     General and administrative expense charge ..................             33
                                                                        --------
       Total Closed Block benefits and expenses .................            426
                                                                        --------

     Closed Block benefits and expenses, net of Closed Block
       revenues before income taxes .............................             23
                                                                        --------

   Income taxes .................................................              2
                                                                        --------

   Closed Block benefits and expenses, net of Closed Block
     revenues and income taxes ..................................       $     21
                                                                        ========

10. REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. REINSURANCE (continued)

The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                             2001      2000      1999
                                             ----      ----      ----
                                                  (In Millions)

    Direct premiums .....................  $ 13,066  $ 10,686  $ 10,121
      Reinsurance assumed ...............        95        86        66
      Reinsurance ceded .................      (684)     (591)     (659)
                                           --------  --------  --------
    Premiums ............................  $ 12,477  $ 10,181  $  9,528
                                           ========  ========  ========
    Policyholders' benefits ceded .......  $    845  $    642  $    483
                                           ========  ========  ========

Reinsurance recoverables, included in "Other assets" at December 31, were as follows:

                                             2001      2000
                                             ----      ----
                                             (In Millions)

    Life insurance ......................  $    712  $    674
    Property and casualty ...............        --       628
    Other reinsurance ...................        82        76
                                           --------  --------
    Total reinsurance recoverable .......  $    794  $  1,378
                                           ========  ========

Three major reinsurance companies account for approximately 67% of the reinsurance recoverable at December 31, 2001. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Reinsurance recoverables, included in "Due from parent and affiliates" and reinsurance payables included in "Due to parent and affiliates" at December 31, 2001, were $309 million and $128 million, respectively. Reinsurance recoverables and payables are due from/to the following companies: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Prumerica Life S.P.A. and The Prumerica Life Insurance Company, Inc.

11. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

                                             2001      2000
                                             ----      ----
                                             (In Millions)

    Commercial paper ....................  $  3,022  $  7,686
    Notes payable .......................        61     2,728
    Current portion of long-term debt ...       754       717
                                           --------  --------
    Total short-term debt ...............  $  3,837  $ 11,131
                                           ========  ========

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 4.6% and 6.4% at December 31, 2001 and 2000, respectively.

At December 31, 2001, the Company had $4,075 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. At December 31, 2001 and 2000, a portion of commercial paper borrowings were supported by $4,000 million and $3,500 million of the Company's existing lines of credit, respectively. At December 31, 2001 and 2000, the weighted average maturity of commercial paper outstanding was 21 and 25 days, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. SHORT-TERM AND LONG-TERM DEBT (continued)

Long-term Debt

Long-term debt at December 31, is as follows:

                                             Maturity
    Description                                Dates          Rate         2001      2000
    -----------                                -----          ----         ----      ----
                                                                            (In Millions)
    Fixed rate notes
      U.S. Dollar .......................    2002-2023     5.97%-8.17%    $1,066    $  758
    Floating rate notes ("FRNs")
      U.S. Dollar .......................    2002-2004             (a)       591       640
      Canadian Dollar ...................       2003               (b)        80        96
      Great Britain Pound ...............       2002               (c)        --        20
    Surplus notes .......................    2003-2025    6.875%-8.30%       989       988
                                                                          ------    ------
    Total long-term debt ................                                 $2,726    $2,502
                                                                          ======    ======

(a) The interest rates on the U.S. dollar denominated FRNs are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest rates on the U.S. dollar denominated FRNs ranged from 2.07% to 6.99% in 2001 and 5.99% to 7.08% in 2000. The 2000 interest rate range excludes a $29 million S&P 500 index linked note which had an interest rate range of 0.10% to 0.46%.

(b) The interest rate on the Canadian Dollar denominated FRN is based on the Canadian Bankers Acceptances Rate (CADBA) less 0.30%. This note has a contractual floor of 6.00% with a contractual cap of 9.125%. This rate ranged from 6.00% to 6.84% and 6.12% to 6.84% in 2001 and 2000, respectively.

(c) The interest rate on the Great Britain Pound denominated FRN was based on the three month Sterling LIBOR plus 0.10% per year. This rate ranged from 6.22% to 6.89% in 2000.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2001 and 2000, the Company was in compliance with all debt covenants.

Payment of interest and principal on the surplus notes issued after 1993, of which $690 million and $689 million were outstanding at December 31, 2001 and 2000, respectively, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey ("the Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2001, the Company has met these statutory capital requirements.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by contractual formulas and may be subject to certain minimum or maximum rates. See Note 17 for additional information on the Company's use of derivative instruments.

Interest expense for short-term and long-term debt was $641 million, $1,056 million, and $863 million, for the years ended December 31, 2001, 2000, and 1999, respectively. Securities business related interest expense of $287 million, $456 million and $312 million for the years ended December 31, 2001, 2000 and 1999, respectively, is included in "Net investment income."

12. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees as well as employees of certain destacked subsidiaries. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. For some employees, benefits are based on final average earnings and length of service, while other employees are based on an account balance that takes into consideration age, service and salary during their career. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines.

The Company provides certain life insurance and health care benefits ("other postretirement benefits") for retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents. The health care plan is contributory; the life insurance plan is non-contributory. Employees generally become eligible to receive other postretirement

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. EMPLOYEE BENEFIT PLANS (continued)

benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

                                                                                          Other
                                                                                      Postretirement
                                                               Pension Benefits          Benefits
                                                               ----------------          --------
                                                                2001       2000       2001       2000
                                                                ----       ----       ----       ----
                                                                            (In Millions)
    Change in benefit obligation
    Benefit obligation at the beginning of period ..........  $(5,461)   $(5,430)   $(1,996)   $(1,941)
    Service cost ...........................................     (167)      (140)       (18)       (29)
    Interest cost ..........................................     (431)      (427)      (150)      (151)
    Plan participants' contributions .......................       --         --         (8)        (7)
    Amendments .............................................        6        112         --        221
    Acquisitions ...........................................     (765)        --         --         --
    Variable annuity purchase ..............................      232         --         --         --
    Actuarial gains (losses) ...............................     (510)        34        (77)      (262)
    Contractual termination benefits .......................       (1)       (17)        --         --
    Benefits paid ..........................................      462        407        152        172
    Foreign currency changes ...............................       28         --          1          1
    Destacking .............................................      756         --         69         --
                                                              -------    -------    -------    -------
    Benefit obligation at end of period ....................  $(5,851)   $(5,461)   $(2,027)   $(1,996)
                                                              =======    =======    =======    =======

    Change in plan assets
    Fair value of plan assets at beginning of period .......  $10,356    $ 9,468    $ 1,560    $ 1,548
    Actual return on plan assets ...........................   (1,114)     1,270        (82)       170
    Variable annuity purchase ..............................     (232)        --         --         --
    Employer contributions .................................       81         25          9          7
    Plan participants' contributions .......................       --         --          8          7
    Benefits paid ..........................................     (462)      (407)      (152)      (172)
    Destacking .............................................       (1)        --         --         --
                                                              -------    -------    -------    -------
    Fair value of plan assets at end of period .............  $ 8,628    $10,356    $ 1,343    $ 1,560
                                                              =======    =======    =======    =======

    Funded status
    Funded status at end of period .........................  $ 2,777    $ 4,895    $  (684)   $  (436)
    Unrecognized transition (asset) liability ..............     (236)      (342)       159        207
    Unrecognized prior service costs .......................       42         65          1          1
    Unrecognized actuarial net gain ........................     (351)    (2,956)      (169)      (498)
    Effects of fourth quarter activity .....................        6          9          1          2
                                                              -------    -------    -------    -------
    Net amount recognized ..................................  $ 2,238    $ 1,671    $  (692)   $  (724)
                                                              =======    =======    =======    =======

    Amounts recognized in the Statements of Financial
     Position
    Prepaid benefit cost ...................................  $ 2,570    $ 2,022    $    --    $    --
    Accrued benefit liability ..............................     (379)      (382)      (692)      (724)
    Intangible asset .......................................        2          7         --         --
    Accumulated other comprehensive income .................       45         24         --         --
                                                              -------    -------    -------    -------
    Net amount recognized ..................................  $ 2,238    $ 1,671    $  (692)   $  (724)
                                                              =======    =======    =======    =======

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $461 million, $379 million and $0 million, respectively, at September 30, 2001 and $464 million, $384 million and $1 million, respectively, at September 30, 2000.

Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,867 million and $7,381 million are included in Separate Account assets and liabilities at September 30, 2001 and 2000, respectively.

In 2001, the pension plan purchased a variable annuity contract for $232 million from Prudential Insurance. The approximate future annual benefit payment for the variable annuity contract was $14 million.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. EMPLOYEE BENEFIT PLANS (continued)

The benefit obligation for pensions decreased by $6 million in the year 2001 for miscellaneous changes related to the cash balance formula. The benefit obligation for pensions decreased by a net $112 million in the year 2000 for the effect of a Cost of Living Adjustment ("COLA") and the introduction of the cash balance formula of ($134) million and $246 million, respectively. The COLA was effective as of July 1, 2000 and increased benefits, subject to a maximum, to retirees based upon their year of retirement. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

Other postretirement benefit plan assets consist of group and individual life insurance policies, common stocks, corporate debt securities, U.S. government securities, short-term investments and tax-exempt municipal debt. Plan assets include $395 million and $463 million of Company insurance policies at September 30, 2001 and 2000, respectively.

The benefit obligation for other postretirement benefits was not affected by amendments in 2001. The benefit obligation for other postretirement benefits decreased by $221 million in the year 2000 for changes in the substantive plan made to medical, dental and life benefits for individuals retiring on or after January 1, 2001. The significant cost reduction features relate to the medical and life benefits. The Company adopted a cap that limits its long-term cost commitment to retiree medical coverage. The cap is defined as two times the estimated company contribution toward the cost of coverage per retiree in 2000. The new life insurance plan provides a reduced benefit of $10,000 of life insurance to retirees.

The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

Net periodic (benefit) cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:

                                                                                         Other
                                                            Pension Benefits        Postretirement Benefits
                                                            ----------------        -----------------------
                                                          2001    2000    1999       2001      2000    1999
                                                          ----    ----    ----       ----      ----    ----
                                                                          (In Millions)
     Components of net periodic (benefit) cost
     Service cost ......................................  $ 167   $ 140   $ 193       $  18    $  29   $  39
     Interest cost .....................................    431     427     410         150      150     141
     Expected return on plan assets ....................   (880)   (799)   (724)       (134)    (133)   (121)
     Amortization of transition amount .................   (106)   (106)   (106)         17       36      47
     Amortization of prior service cost ................     12      47      45         --       --      --
     Amortization of actuarial net (gain) loss .........    (85)    (77)      4         (16)     (24)    (10)
     Special termination benefits - discontinued
       operations ......................................    --      --       51         --       --        2
     Curtailment (gain) loss - discontinued
       operations ......................................    --      --     (122)        --       --      108
     Contractual termination benefits ..................      4       6      48         --       --      --
                                                          ------  -----   -----       -----    -----   -----
         Subtotal ......................................   (457)   (362)   (201)         35       58     206
     Less amounts included in discontinued operations ..    --      --       84         --              (130)
                                                          ------  -----   -----       -----    -----   -----
     Net periodic (benefit) cost .......................  $(457)  $(362)  $(117)      $  35    $  58   $  76
                                                          ======  =====   =====       =====    =====   =====

The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:

                                                                                                          Other
                                                             Pension Benefits                    Postretirement Benefits
                                                             ----------------                    -----------------------
                                                        2001       2000      1999            2001          2000          1999
                                                        ----       ----      ----            ----          ----          ----
     Weighted-average assumptions
     Discount rate (beginning of period) ...........    7.75%     7.75%      6.50%          7.75%         7.75%         6.50%
     Discount rate (end of period) .................    7.25%     7.75%      7.75%          7.25%         7.75%         7.75%
     Rate of increase in compensation levels
       (beginning of period) .......................    4.50%     4.50%      4.50%          4.50%         4.50%         4.50%
     Rate of increase in compensation levels
       (end of period) .............................    4.50%     4.50%      4.50%          4.50%         4.50%         4.50%
     Expected return on plan assets ................    9.50%     9.50%      9.50%          9.00%         9.00%         9.00%
     Health care cost trend rates ..................     --        --         --         6.76 - 8.76%  7.10 - 9.50% 7.50 - 10.30%
     Ultimate health care cost trend rate after
       gradual decrease until 2006 .................     --        --         --            5.00%         5.00%         5.00%

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. EMPLOYEE BENEFIT PLANS (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                                   Other
                                                          Postretirement Benefits
                                                          -----------------------
                                                                    2001
                                                                    ----
                                                               (In Millions)
     One percentage point increase
     Increase in total service and interest costs .......           $ 10
     Increase in postretirement benefit obligation ......            125

     One percentage point decrease
     Decrease in total service and interest costs .......           $  8
     Decrease in postretirement benefit obligation ......            108

Postemployment Benefits

The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2001 and 2000 was $183 million and $152 million, respectively, and is included in "Other liabilities."

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4%, 3% and 3% of annual salary for 2001, 2000 and 1999, respectively. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                     401(k) Company Match
                                                                     --------------------
                                                                  2001      2000       1999
                                                                  ----      ----       ----
                                                                       (In Millions)

     Company match ......................................         $ 72      $ 62       $ 60
     Less amount included in discontinued operations ....           --        --         (8)
                                                                   ---      ----       ----
     401(k) Company match included in general and
       administrative expenses ..........................         $ 72      $ 62       $ 52
                                                                  =====     ====       ====

Stock Options

Prudential Financial adopted a stock option plan pursuant to which it may grant stock options, as well as stock appreciation rights, to employees and non-employees (i.e., statutory agents who perform services for Prudential Financial and participating subsidiaries) of the Company. Prudential Financial elected to apply Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" and related interpretations in accounting for employee stock options, pursuant to which compensation expense is not recorded if the option exercise price is no less than the fair market value of Prudential Financial common stock on the date the option is granted. Prudential Financial charges the Company for expenses incurred in connection with grants of options to non-employees. These charges were $270 thousand in 2001.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                               2001       2000      1999
                                               ----       ----      ----
                                                      (In Millions)
     Current tax expense (benefit)
         U.S.................................. $(1,021)   $  362    $  614
         State and local .....................      57        31        84
         Foreign .............................      43        41        (8)
                                               -------    ------    ------
         Total ...............................    (921)      434       690
     Deferred tax expense (benefit)
         U.S. ................................     765       (86)      206
         State and local .....................     (73)      (37)       44
         Foreign .............................     171        95       102
                                               -------    ------    ------
         Total ...............................     863       (28)      352
                                               -------    ------    ------
     Total income tax expense (benefit) ...... $   (58)   $  406    $1,042
                                               =======    ======    ======

The Company's actual income tax expense (benefit) for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                               2001       2000      1999
                                               ----       ----      ----
                                                      (In Millions)
     Expected federal income tax expense ..... $   (77)   $  254    $  789
     Non-deductible expenses .................     228        61        33
     Equity tax ..............................    (200)      100       190
     Non-taxable investment income ...........     (83)      (42)      (78)
     State and local income taxes ............     (12)       (4)       83
     Other ...................................      86        37        25
                                               -------    ------    ------
         Total income tax expense (benefit) .. $   (58)   $  406    $1,042
                                               =======    ======    ======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                         2001       2000
                                                         ----
                                                        (In Millions)
     Deferred tax assets
         Insurance reserves ........................   $  1,185    $ 1,371
         Policyholder dividends ....................        231        297
         Litigation related reserves ...............         84         32
         Net operating loss carryforwards ..........         51        353
         Investments ...............................         60       (129)
                                                       --------    -------
         Deferred tax assets before valuation
         allowance .................................      1,611      1,924
         Valuation allowance .......................        (25)       (38)
                                                       --------    -------
         Deferred tax assets after valuation
         allowance .................................      1,586      1,886
                                                       --------    -------
     Deferred tax liabilities
         Deferred policy acquisition costs .........      1,212      1,858
         Net unrealized investment gains (losses) ..        845        273
         Employee benefits .........................        740         16
         Depreciation ..............................         40         71
         Other .....................................        378       (137)
                                                       --------    -------
         Deferred tax liabilities ..................      3,215      2,081
                                                       --------    -------
     Net deferred tax liability ....................   $ (1,629)   $  (195)
                                                       ========    =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2001 and 2000, respectively, the Company had federal net operating loss carryforwards of $61 million and $848 million, which expire between 2009 and 2018. At December 31, 2001 and 2000, respectively, the Company had state operating loss carryforwards for tax purposes approximating $1,867 million and $509 million, which expire between 2005 and 2021.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.   INCOME TAXES (continued)

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has completed its examination of 1996 and has begun its examination of 1997 through 2000.

14.   STOCKHOLDER'S EQUITY

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In connection with the demutualization, unassigned surplus was reduced to zero, thereby limiting Prudential Insurance's ability to pay a dividend in 2002 primarily to the amount of its statutory net gain from operations, not including realized investment gains, for the period subsequent to the date of demutualization. In addition, Prudential Insurance must obtain prior non-disapproval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance's surplus as of the preceding December 31 or its net gain from operations for the twelve month period ending on the preceding December 31. The laws regulating dividends of Prudential Insurance's insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey's.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments and certain assets on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $(896) million, $149 million and $333 million for the years ended December 31, 2001, 2000 and 1999, respectively. Statutory surplus of Prudential Insurance amounted to $6,420 million and $8,640 million at December 31, 2001 and 2000, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

15.   RELATED PARTY TRANSACTIONS

Service Agreements

The Company has service agreements with Prudential Financial and certain subsidiaries of Prudential Financial, that prior to the destacking, were subsidiaries of Prudential Insurance. These companies include, along with their subsidiaries, PRUCO, Inc. (includes Prudential Securities Group Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential IBH Holdco, Inc., The Prudential Real Estate Affiliates, Inc., Prudential International Investments Corporation, and Prudential Japan Holdings Inc. Under the agreements, the Company furnishes the services of its officers and employees, provides supplies, use of equipment, office space, accounts payable processing functions, makes operating advances, and engages in other transactions in the normal course of business. The Company charges these companies based on the level of service provided and amounts advanced. The amounts due to the Company at December 31, 2001 totaled $193 million and are included in "Due from parent and affiliates."

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and Prudential Financial makes tax payments under the consolidated federal income tax return for the Company. The Company is charged based on the level of service received and payments made on their behalf.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.   RELATED PARTY TRANSACTIONS (continued)

The amounts due to Prudential Financial and certain subsidiaries at December 31, 2001 totaled $235 million and are included in "Due to parent and affiliates."

Notes Receivable

Prudential Funding, LLC, a wholly owned consolidated subsidiary of the Company borrows funds primarily through the issuance of commercial paper, private placement medium-term notes, Eurobonds, Euro-commercial paper and Euro medium-term notes which are reflected in "Short-term debt" and "Long-term debt." Historically, Prudential Funding, LLC lent net proceeds to Prudential Insurance and its subsidiaries generally at cost. At demutualization, the interest rates on loans to the destacked subsidiaries were adjusted to market rates. Loans made to destacked subsidiaries after demutualization will be made at market rates of interest. Accrued interest receivable related to these loans is included in "Due from parent and affiliates." At December 31, 2001, "Due from parent and affiliates" includes affiliated notes receivable of the following:

                                                                     Maturity
    Description                                                        Dates        Rates            2001
    -----------                                                        -----        -----            ----
                                                                                                  (In Millions)
    U.S. Dollar floating rate notes (a) .......................      2002-2005   1.78% - 7.29%         $ 2,590
    Japanese Yen fixed rate note ..............................        2008          1.92%                 565
    Great Britain Pound floating rate note ....................        2004      2.99% - 5.59%              77
                                                                                                  ------------
    Total long-term notes receivable - affiliated (b) .........                                          3,232
    Short-term notes receivable - affiliated (c) ..............                                          2,016
                                                                                                  ------------
    Total notes receivable - affiliated .......................                                        $ 5,248
                                                                                                  ============

(a) On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years which is included in floating rate notes. Also, included within floating rate notes is the current portion of long-term notes receivable, which is $150 million at December 31, 2001.
(b) All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (a) above.
(c) Short-term notes receivable have variable rates which averaged 2.28% at December 31, 2001. Short-term notes receivable are payable on demand.

Reinsurance

As discussed in Note 10, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Stock Based Compensation

Prudential Financial adopted a stock option plan in which eligible participants were granted options to purchase shares of Prudential Financial's common stock as discussed in Note 12.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

16.   FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The methods and assumptions discussed below were used in calculating the estimated fair values of the instruments. See Note 17 for a discussion of derivative instruments.

Fixed Maturities and Equity Securities

Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

Commercial Loans

The estimated fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Mortgage Securitization Inventory

The estimated fair value of the mortgage securitization inventory is primarily based upon the intended exit strategy for the mortgage loans, including securitization and whole loan sales. For loans expected to be securitized, the value is estimated using a pricing model that, among other factors, considers current investor yield requirements for subordination and yield. This activity was part of operations destacked on the date of demutualization as discussed in
Note 1.

Notes Receivable - Affiliated

The estimated fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.

Investment Contracts

For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Debt

The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

16.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,

                                                                 2001                  2000
                                                                 ----                  ----
                                                          Carrying  Estimated   Carrying  Estimated
                                                           Amount   Fair Value   Amount   Fair Value
                                                           ------   ----------   ------   ----------
                                                                         (In Millions)
     FINANCIAL ASSETS
     Other than trading
     Fixed maturities
         Available for sale .............................  $85,586    $85,586   $ 83,827    $83,827
         Held to maturity ...............................       --         --     12,448     12,615
     Equity securities ..................................    1,069      1,069      2,317      2,317
     Commercial loans ...................................   14,909     15,568     15,919     15,308
     Policy loans .......................................    7,930      8,867      8,046      8,659
     Short-term investments .............................    4,048      4,048      5,029      5,029
     Mortgage securitization inventory ..................       --         --      1,420      1,448
     Cash and cash equivalents ..........................    6,587      6,587      7,676      7,676
     Restricted cash and securities .....................       --         --      2,196      2,196
     Notes receivable - affiliated ......................    5,248      5,299         --         --
     Separate account assets ............................   76,736     76,736     82,217     82,217

     Trading
     Trading account assets .............................  $   882    $   882   $  7,217    $ 7,217
     Broker-dealer related receivables ..................       --         --     11,860     11,860
     Securities purchased under agreements to resell ....      110        110      5,395      5,395
     Cash collateral for borrowed securities ............       --         --      3,858      3,858

     FINANCIAL LIABILITIES
     Other than trading
     Investment contracts ...............................  $25,814    $26,346   $ 25,033    $25,359
     Securities sold under agreements to repurchase .....    5,952      5,952      7,162      7,162
     Cash collateral for loaned securities ..............    4,808      4,808      4,762      4,762
     Short-term and long-term debt ......................    6,563      6,713     13,633     13,800
     Securities sold but not yet purchased ..............       --         --        157        157
     Separate account liabilities .......................   76,736     76,736     82,217     82,217

     Trading
     Broker-dealer related payables .....................  $    --    $    --   $  5,965    $ 5,965
     Securities sold under agreements to repurchase .....      178        178      7,848      7,848
     Cash collateral for loaned securities ..............       --         --      6,291      6,291
     Securities sold but not yet purchased ..............      108        108      4,802      4,802

17.   DERIVATIVE INSTRUMENTS

Adoption of Statement of Financial Accounting Standards ("SFAS") No. 133

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

Upon its adoption of SFAS No. 133, the Company reclassified "held to maturity" securities with a fair market value of approximately $12,085 million to "available-for-sale" as permitted by the new standard. This reclassification resulted in unrealized investment gains of $94 million, net of tax, which were recorded as a component of "Accumulated other comprehensive income (loss)."

Accounting for Derivatives and Hedging Activities

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17.  DERIVATIVE INSTRUMENTS (continued)

Derivatives held for trading purposes were used in the Company's securities operations to meet the needs of customers and by the Company's commercial mortgage securitizations business. Both of these businesses have been destacked. Trading derivatives are also utilized in a limited-purpose subsidiary primarily through the operation of hedge portfolios. Trading derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity.

Derivatives held for trading purposes are recorded at fair value in the Consolidated Statements of Financial Position either as assets, within "Trading account assets" or "Broker-dealer related receivables," or as liabilities within "Broker-dealer related payables" or "Other liabilities." Realized and unrealized changes in fair value are included in "Commissions and other income" in the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives held for purposes other than trading are used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Other than trading derivatives are also used to manage the characteristics of the Company's asset/liability mix, manage the interest rate characteristics of invested assets and to mitigate the risk of a diminution, upon translation to U.S. dollars, of expected non-U.S. earnings resulting from unfavorable changes in currency exchange rates.

Derivatives held for purposes other than trading are recognized on the Consolidated Statements of Financial Position at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for special hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in "Realized investment gains (losses), net." The ineffective portion of derivatives accounted for using both cash flow and fair value hedge accounting for the period ended December 31, 2001 was not material to the results of operations of the Company.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item (including firm commitments or forecasted transactions); (2) the derivative expires or is sold, terminated, or exercised; (3) the derivative is no longer designated as a hedge instrument, because (a) it is unlikely that a forecasted transaction will occur;
(b) because a hedged firm commitment no longer meets the definition of a firm commitment; or (c) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as a highly effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability, which normally would not be carried at fair value, will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative will continue to be carried on the balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment will be removed from the balance sheet and recognized as a gain or loss in current-period earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current-period earnings. For the year ended December 31, 2001, there were no reclassifications to earnings due to firm commitments no longer deemed probable or due to forecasted transactions that had not occurred by the end of the originally specified time period.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17.  DERIVATIVE INSTRUMENTS (continued)

designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement line item associated with the hedged item. Under certain circumstances, the change in fair value of an unhedged item is either not recorded or recorded instead in "Accumulated other comprehensive income (loss)." When such items are hedged and the hedge qualifies as a fair value hedge, the change in fair value of the hedged item and the derivative are reported on a net basis in "Realized investment gains (losses), net."

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses are reclassified to the income statement classification of the hedged item.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes.

                                                                               (In Millions)
         Additions due to cumulative effect of change in accounting principle
             upon adoption of SFAS No. 133 at January 1, 2001 ..................   $  8
         Net deferred losses on cash flow hedges from January 1 to December 31,
             2001 ..............................................................      3
         Amount reclassified into current period earnings ......................    (18)
         Destacking ............................................................     15
                                                                                    ----
                  Balance, December 31, 2001 ...................................   $  8
                                                                                    ====

It is anticipated that a pre-tax gain of approximately $29 million will be reclassified from "Accumulated other comprehensive income (loss)" to earnings during the year ended December 31, 2002 and offset by equal amounts pertaining to the hedged items. The maximum length for which variable cash flows are hedged is 7 years. Income amounts deferred in "Accumulated other comprehensive income
(loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Stockholder's Equity.

When a derivative is designated as a foreign currency hedge and is determined to be effective, changes in its fair value are recorded in either current period earnings or "Accumulated other comprehensive income (loss)," depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). If, however, a derivative is used as a hedge of a net investment in a foreign operation, its changes in fair value, to the extent effective as a hedge, are recorded in the cumulative translation adjustments account within "Accumulated other comprehensive income (loss)." Those amounts, before applicable taxes, were gains of $75 million in 2001, $88 million in 2000 and a loss of $47 million in 1999.

If a derivative does not qualify for hedge accounting as described above, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in its fair value are included in current earnings without considering changes in fair value of the hedged assets or liabilities. See "Types of Derivative Instruments" for further discussion of the classification of derivative activity in current earnings. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

The Company occasionally purchases a financial instrument that contains a derivative instrument that is "embedded" in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17.  DERIVATIVE INSTRUMENTS (continued)

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

As discussed above, if an interest rate swap does not qualify for hedge accounting, changes in its fair value are included in "Realized investment gains (losses), net" without considering changes in fair value of the hedged assets or liabilities. During the period that interest rate swaps are outstanding, net receipts or payments are included in "Net investment income." Net interest receipts (payments) were $(29) million in 2001, $11 million in 2000 and $(4) million in 1999.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)

transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Forward contracts are used by the Company to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The later activity was exited in connection with the restructuring of Prudential Securities Group Inc.'s capital markets activities as discussed in
Note 4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

The tables below summarize the Company's outstanding positions by derivative instrument types at December 31, 2001 and 2000. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative gains and losses. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                Derivative Financial Instruments
                                                        December 31, 2001

                                                      Trading                 Other than Trading                   Total
                                                   ---------------  ---------------------------------------- -------------------
                                                                                               Non-Hedge
                                                                                               ---------
                                                                    Hedge Accounting          Accounting
                                                                    ----------------          ----------
                                                          Estimated           Estimated            Estimated           Estimated
                                                             Fair                Fair                 Fair                Fair
                                               Notional     Value   Notional    Value    Notional    Value   Notional    Value
                                               --------     -----   --------    -----    --------    -----   --------    -----
                                                                             (In Millions)
Swap Instruments
Interest rate
  Asset .................................      $ 16,824   $   724  $    --    $   --    $  2,039    $   69    $ 18,863  $   793
  Liability .............................        18,084       767       --        --       1,402        26      19,486      793
Currency
  Asset .................................         1,201       135      605        32         742        88       2,548      255
  Liability .............................         1,307       177       --        --         234        17       1,541      194
Equity and commodity
  Asset .................................            35         7       --        --          29         2          64        9
  Liability .............................            70         7       --        --          --        --          70        7
Forward contracts
Interest rate
  Asset .................................           600         2       --        --          --        --         600        2
  Liability .............................           851         2       --        --          --        --         851        2
Currency
  Asset .................................         2,903       100    1,006         7       3,537       127       7,446      234
  Liability .............................         3,689       111      362         6       1,016        41       5,067      158
Futures contracts
Interest rate
  Asset .................................         3,732         1       --        --       1,610        11       5,342       12
  Liability .............................           398        --       --        --         599         9         997        9
Equity and commodity
  Asset .................................           --         --       --        --         171         4         171        4
  Liability .............................           --         --       --        --         625         1         625        1
Option contracts
Interest rate
  Asset .................................        10,635        72       --        --         338         3      10,973       75
  Liability .............................         8,250        48       --        --          --        --       8,250       48
                                               --------   -------  -------    ------    --------    ------    --------  -------
Total Derivatives
  Assets ................................      $ 35,930   $ 1,041  $ 1,611    $   39    $  8,466    $  304    $ 46,007  $ 1,384
                                               ========   =======  =======    ======    ========    ======    ========  =======
  Liabilities ...........................      $ 32,649   $ 1,112  $   362    $    6    $  3,876    $   94    $ 36,887  $ 1,212
                                               ========   =======  =======    ======    ========    ======    ========  =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)

                        Derivative Financial Instruments
                                December 31, 2000

                                                   Trading                  Other than Trading                       Total
                                                -------------  ---------------------------------------------     ---------------
                                                                                               Non-Hedge
                                                                                               ---------
                                                                     Hedge Accounting          Accounting
                                                                   --------------------    -------------------
                                                         Estimated              Estimated            Estimated            Estimated
                                                         ---------              ---------            ---------            ---------
                                                            Fair                   Fair                 Fair                 Fair
                                                            ----                   ----                 ----                 ----
                                                Notional   Value     Notional     Value    Notional    Value     Notional   Value
                                                --------   -----    ----------    -----    --------    -----     --------   -----
                                                                                 (In Millions)
Swap Instruments
Interest rate
  Asset ...................................     $  9,693    $  352   $   --     $  --      $ 1,908    $   57     $ 11,601    $  409
  Liability ...............................       10,521       370       --        --        2,126        81       12,647       451
Currency
  Asset ...................................            7        --       --        --          383        31          390        31
  Liability ...............................           30        34       --        --          302        20          332        54
Equity and commodity
  Asset ...................................           55        14       --        --           46        17          101        31
  Liability ...............................           55        12       --        --           --        --           55        12
Forward contracts
Interest rate
  Asset ...................................        3,469        33       --        --           --        --        3,469        33
  Liability ...............................        3,319        33       --        --           --        --        3,319        33
Currency
  Asset ...................................        6,044       185      472         9        2,319        29        8,835       223
  Liability ...............................        5,897       195      429         9           27        79        6,353       283
Equity and commodity
  Asset ...................................        2,091        75       --        --           --        --        2,091        75
  Liability ...............................        1,923        75       --        --           --        --        1,923        75
Futures contracts
Interest rate
  Asset ...................................       11,582        14       --        --        2,410        55       13,992        69
  Liability ...............................        6,513        29       --        --        1,468        21        7,981        50
Equity and commodity
  Asset ...................................          782        27       --        --           --        --          782        27
  Liability ...............................        1,324        36       --        --           --        --        1,324        36
Option contracts
Interest rate
  Asset ...................................        4,141        48       --        --           --        --        4,141        48
  Liability ...............................        4,273        29       --        --           --        --        4,273        29
Currency
  Asset ...................................        1,108        27       --        --           --        --        1,108        27
  Liability ...............................        1,174        26       --        --           --        --        1,174        26
Equity and commodity
  Asset ...................................          175         3       --        --           --        --          175         3
  Liability ...............................          126         1       --        --           --        --          126         1
                                                --------    ------   ------     -----      -------    ------     --------    ------
Total Derivatives
  Assets ..................................     $ 39,147    $  778   $  472     $   9      $ 7,066    $  189     $ 46,685    $  976
                                                ========    ======   ======     =====      =======    ======     ========    ======
  Liabilities .............................     $ 35,155    $  840   $  429     $   9      $ 3,923    $  201     $ 39,507    $1,050
                                                ========    ======   ======     =====      =======    ======     ========    ======

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION

Commitments and Guarantees

The following table presents, as of December 31, 2001, the Company's future commitments on short-term and long-term debt, as more fully described in Note 11 and future minimum lease payments under non-cancelable operating leases:

                                    Short-term and     Operating
                                    Long-term Debt      Leases
                                    --------------      ------
                                              (In Millions)

    2002 ........................        $3,837         $ 126
    2003 ........................           651           108
    2004 ........................           454            95
    2005 ........................            58            77
    2006 ........................            62            68
    Beyond 2006 .................         1,501           195
                                        -------        ------
    Total .......................        $6,563         $ 669
                                        =======        ======

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense incurred for the years ended December 31, 2001, 2000 and 1999 was $520 million, $498 million and $456 million, respectively, excluding expenses relating to the Company's healthcare business.

During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees and letters of credit. Commitments include commitments to purchase and sell mortgage loans and the underfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $1,727 million, of which $781 million remain available at December 31, 2001.

The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years, and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 2001, financial guarantees and letters of credit issued by the Company were $325 million.

Contingencies

On September 19, 2000, the Company sold Gibraltar Casualty Company ("Gibraltar Casualty"), a subsidiary engaged in the commercial property and casualty insurance business, to Everest Re Group, Ltd. ("Everest"). Upon closing of the sale, a subsidiary of the Company entered into a stop-loss reinsurance agreement with Everest whereby the subsidiary reinsured Everest for up to 80% of the first $200 million of any adverse loss development in excess of Gibraltar Casualty's carried reserves as of the closing of the sale. The subsidiary was among those that Prudential Insurance dividended to Prudential Financial in conjunction with the destacking. Prudential Insurance has indemnified the subsidiary for any losses it may incur in connection with this agreement. As of December 31, 2001, no liability has been recorded by Prudential Insurance in connection with this agreement.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matter discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with this matter should not have a material adverse effect on the Company's financial position.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION (continued)

Litigation

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2001, the Company remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. The Company believes that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlement or who failed to "opt out" but nevertheless seek to proceed against the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

The Company believes that its reserves related to sales practices, as of December 31, 2001, are adequate. No incremental provisions were recorded in 2001 or 2000. In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately and other fees and expenses associated with the resolution of sales practices issues.

The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and related liability balances as of the dates indicated:

                                                                         Year Ended December 31,
                                                     -----------------------------------------------------------------
                                                        2001       2000      1999       1998      1997       1996
                                                        ----       ----      ----       ----      ----       ----
                                                                              (In Millions)
     Liability balance at beginning of period .....       $ 253     $ 891     $3,058    $2,553      $ 963      $ --
     Charges to expense
         Remedy costs .............................         --        (54)       (99)      510      1,640       410
         Additional sales practices costs .........         --         54        199       640        390       715
                                                         -----     ------     ------   -------    -------    ------
             Total charges to expense .............         --         --        100     1,150      2,030     1,125
     Amounts paid or credited
         Remedy costs .............................         71        448      1,708       147         --        --
         Additional sales practices costs .........        130        190        559       498        440       162
                                                         -----     ------     ------   -------    -------    ------
             Total amounts paid or credited .......        201        638      2,267       645        440       162
                                                         -----     ------     ------   -------    -------    ------

     Liability balance at end of period ...........       $ 52      $ 253      $ 891    $3,058     $2,553     $ 963
                                                         =====     ======     ======   =======    =======    ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION (continued)

In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

In 1997, management increased the estimated liability for the cost of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million before taxes to recognize the increase in estimated total additional sales practices costs.

In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (1) estimates derived from an analysis of claims actually remedied (including interest); (2) a sample of claims still to be remedied; (3) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (4) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

In 1999, the Company recorded an increase of $199 million of the estimate of total additional sales practices costs. This increase was partially offset by a $99 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

In 2000, the Company recorded an increase of $54 million of the estimate of total additional sales practices costs. This increase was offset by a $54 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company's former managed care operations and assert nationwide classes. On October 23, 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of ERISA, violations of and conspiracy to violate RICO, deprivation of plaintiffs' rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. Motions to dismiss certain of the amended complaints and plaintiff's motions to certify nationwide classes in the consolidated proceedings are pending. In one of the consolidated actions the court granted our motion to dismiss, in part.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

DISCOVERY SELECT
         -----------------------
            GROUP RETIREMENT ANNUITY


Discovery Select Group Retirement Annuity is a variable annuity issued by The Prudential Insurance Company of America, Newark, NJ. It is offered through these affiliated Prudential subsidiaries: Prudential Securities Incorporated; Pruco Securities Corporation; Prudential Investment Management Services LLC.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 Broad Street
Newark, NJ 071023-777



[LOGO] PRUDENTIAL
       INVESTMENTS


PRUDENTIAL INVESTMENTS
Three Gateway Center, 12th Floor
Newark, NJ 07102-4077


DISCOVERY SELECT(SM) IS A SERVICE MARK OF PRUDENTIAL.



DS.PU.002.0502

                                     PART C
                               OTHER INFORMATION

Item 24.  Financial statements and Exhibits

            (a)   The following financial statements are included in Part B:


            (b)
                  Financial Statements of Registrant for the fiscal year ended December 31, 2001 (Note 1)


                  Financial Statement of Depositor -- The Prudential Insurance Company of America (Note 1)

            (b)   Exhibits

                  1. Resolution adopted by the Board of Directors of The Prudential Insurance Company of America on February 11, 1997 establishing the Prudential Discovery Select Group Variable Contract Account (the "Discovery Account"). (Note 2)

                  2.    Not applicable.

                  3(a). Distribution Agreement. (Note 4)

                  3(b). Broker-dealer sales agreement. (Note 2)

                  4(a). Form of Group Annuity Contract offered by The Prudential
                        Insurance Company of America (FL). (Note 2)

                  4(b). Form of Group Annuity Contract offered to small 401
                        plans by The Prudential Insurance Company of America.
                        (PA) (Note 4)

                  4(c) Form of Group Annuity Contract offered by the Prudential Insurance Company of America (NJ). (Note 7)

                  5(a). Not applicable.

                  5(b). Form of Participant enrollment form (including
                        acknowledgment of restrictions on redemption imposed by I.R.C. Section 403(b)). (Note 2)


                  6(a). Charter of The Prudential Insurance Company of America,
                        as amended December 18, 2001. (Note 5)

                  6(b). By-Laws of The Prudential Insurance Company of America,
                        as amended December 18, 2001. (Note 5)


                  7.    Not applicable.

                  8(a). Participation Agreement between The Prudential Insurance
                        Company of America and AIM Variable Insurance Funds, Inc. (Note 2)

                  8(b). Participation Agreement between The Prudential Insurance
                        Company of America and T. Rowe Price Equity Series, Inc. (Note 2)

                  8(c). Participation Agreement between The Prudential Insurance
                        Company of America and Janus Aspen Series. (Note 2)

                  8(c)(i). Form of Amendment to Participation Agreement between
                           The Prudential Insurance Company of America and Janus Aspen Series. (Note 8)

                  8(d). Participation Agreement between The Prudential Insurance
                        Company of America and MFS Variable Insurance Trust. (Note 2)

                  8(e). Participation Agreement between The Prudential Insurance
                        Company of America and OCC Accumulation Trust. (Note 2)

                  8(f). Participation Agreement between The Prudential Insurance
                        Company of America and Warburg Pincus Trust. (Note 2)

                  8(g). Retirement Plan Services Outsourcing Agreement between
                        The Prudential Insurance Company of America and BISYS Plan Services, L.P. (Note 4)


                  9. Consent and opinion of Clifford E. Kirsch, Chief Counsel, The Prudential Insurance Company of America, as to the legality of the securities being registered. (Note 1)


                  10(a). Consent of PricewaterhouseCoopers LLP, Independent
                         Accountants. (Note 1)

                  10(b). Consent of Shea & Gardner. (Note 1)

                  10(c). Powers of Attorney for Franklin Agnew, Frederick
                         Becker, Richard Carbone, Gilbert F. Casellas, James Cullen, Carolyne Davis, Allan Gilmour, William Gray, Jon Hanson, Glen Hiner, Constance Horner, Gaynor Kelley, Burton Malkiel, Anthony S. Piszel, Arthur Ryan, Ida Schmertz, Charles Sitter, Donald Staheli, Richard Thomson, James Unruh, P. Roy Vagelos, Stanley Van Ness, Paul Volcker. (Note 3)

                  11.   Not applicable.

                  12.   Not applicable.

                  13.   Schedule for Computation of Performance Calculations.

----------

(Note 1)  Filed herewith.

(Note 2) Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed June 17, 1997.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration Statement No. 33-20083, filed on April 10, 2001, on behalf of The Prudential Variable Contract Real Property Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed August 19, 1998.


(Note 5) Incorporated by reference to Post-Effective Amendment No. 15 to Form S-1, Registration No. 33-20083-01, filed April _, 2002 on behalf of The Prudential Variable Contract Real Property Account.


(Note 6) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-1, Registration No. 33-20083, filed April 9, 1997 on behalf of The Prudential Variable Contract Real Property Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 4 to this Registration Statement, filed February 23, 1999.


Item 25. Directors and Officers of the Depositor

Information about the Directors and Executive Officers of Prudential, Registrant's depositor, appears under the heading of "Directors and Officers of Prudential" in the Statement of Additional information (Part B of this Registration Statement).


Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant


Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey and a subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The subsidiaries of Prudential Financial, Inc. are listed under Item 26 of Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement for Pruco Life Flexible Premium Variable Annuity Account Registration No. 333-75702, filed April 5, 2002, the text of which is hereby incorporated.


In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its separate accounts, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares of The Prudential Series Fund, Inc. are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life

Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940.

Prudential is a stock insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.


Item 27. Number of Contractholders


As of February 28, 2002 there were 411 Contractholders of qualified Contracts offered by the Registrant, and 2 Contractholders of non-qualified Contracts offered by the Registrant.



Item 28. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance policies.


New Jersey, being the state of organization of The Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law
Article VII, Section, which relates to indemnification of officers and directors, is incorporated by reference to Post-Effective Amendment No. 15 to Form S-1, Registration No. 333-20083-01, filed April 25, 2002, on behalf of the Prudential Variable Contract Real Property Account.


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


Item 29. Principal Underwriter


     (a) Prudential Investment Management Services, LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., is distributor for Cash Accumulation Trust COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity
Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PIMS is also distributor of the following unit investment trusts: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract Account GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

     (b)(1) The following table sets forth certain information regarding the officers and directors of PIMS:


            NAME AND PRINCIPAL                POSITIONS AND OFFICES
            BUSINESS ADDRESS                  WITH UNDERWRITER
            ------------------------          ----------------------------------
            Robert F. Gunia                   President

            Jean D. Hamilton                  Executive Vice President


            Ajay Sawhney                      Executive Vice President

            John R. Strangfeld                Executive Vice President


            Stuart A. Abrams                  Senior Vice President and Chief
                                              Compliance Officer

            William V. Healey                 Senior Vice President, Secretary
                                              and Chief Legal Officer

            Margaret M. Deverell              Senior Vice President, Comptroller
                                              and Chief Financial Officer

            Carl L. McGuire                   Vice President

            Peter J. Boland                   Vice President and Deputy
                                              Chief Operating Officer


            C. Edward Chaplin                 Treasurer

------------

The principal business address for the directors and officers, with the exception of Carl L. McGuire, is 751 Broad Street, Newark, NJ 07102. The principal business address for Carl L. McGuire is: c/o Prudential Investments, 30 Scranton Office Park, Scranton, PA 18307.


     (c)
================================================================================
                   |  Net Underwriting  |                   |
Name of Principal  |  Discounts and     |  Compensation on  |  Brokerage
Underwriter        |  Commissions       |  Redemption       |  Commission
-------------------|--------------------|-------------------|-------------------
                   |                    |                   |
Prudential         |  $1,592,445        |  $ -0-            |  $ -0-
Investment         |                    |                   |
Management         |                    |                   |
Services, LLC      |                    |                   |
================================================================================



Item 30. Location of Accounts and Records

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

     The Prudential Insurance Company of America and Prudential Investment Management, Inc.
     751 Broad Street
     Newark, New Jersey 07102-3777

     The Prudential Insurance Company of America and Prudential Investment Management, Inc.
     Gateway Buildings Two, Three and Four
     100 Mulberry Street
     Newark, New Jersey 07102

     The Prudential Insurance Company of America and
     Prudential Investment Management, Inc.
     56 North Livingston Avenue
     Roseland, New Jersey 07088

     The Prudential Insurance Company of America
     c/o Prudential Investment
     30 Scranton Office Park
     Scranton, Pennsylvania 18507-1789

     The Prudential Insurance Company of America
     c/o The Prudential Asset Management Company, Inc.
     71 Hanover Road
     Florham Park, New Jersey 07932

     State Street Bank & Trust
     801 Pennsylvania
     Kansas City, MO 64105

     BISYS Plan Services, L. P.
     323 Norristown Road
     Ambler, PA 19002


Item 31. Management Services

         Summary of Retirement Plan Services Outsourcing Agreement

Included as an exhibit to this registration statement is an agreement (the "Agreement") dated August 6, 1998 between The Prudential Insurance Company of America ("Prudential") and BISYS Plan Services, L. P. ("BISYS"). Pursuant to the Agreement, Prudential has delegated to BISYS certain recordkeeping and administrative services to be performed on behalf of certain defined contribution pension plans (the "Plans") that qualify or intend to qualify under
Section 401(k) and/or Section 401(a) of the Internal Revenue Code of 1986, as amended. In addition to the recordkeeping and administrative services, BISYS is obligated under the Agreement to arrange for the provision to the Plans of certain trust and accounting services and certain order placement, processing and related services. Schedule F of the Agreement describes the specific services that BISYS will provide with respect to the Discovery Select Group Retirement Annuity. These services include, among others: (a) providing participant-level recordkeeping, (b) administering certain features of the annuity, and (c) transmitting participant purchase orders.

The Plans to which BISYS will provide these services are small defined contribution plans with which Prudential has entered into an administrative services agreement. Typically, these Plans will share the following characteristics, among others: (a) less than $1 million in anticipated Plan assets, (b) fewer than 100 eligible employees, and (c) $3,000 minimum average annual cash flow per participant (for a start-up Plan).

Under the Agreement, BISYS collects from the Plans a variety of fees and charges (the "Fees") on Prudential's behalf, and is entitled to keep such Fees as payment in full for BISYS's satisfactory performance of its services and obligations under the Agreement. These Fees include, among others: (a) an annual fee of $2,000 per Plan, (b) an annual fee per Plan participant of either $14 or $28, and (c) an installation charge for each startup Plan of $1,500.

The initial term of the Agreement is two years from the Agreement's "effective date." The Agreement is automatically extended for successive two year terms unless, at least 180 days prior to the end of such initial or subsequent term, BISYS gives Prudential notice that such term will not be extended.


Item 32.  Undertakings

          The Registrant hereby undertakes:

          (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

          (b) to include either (1) as part of any enrollment form to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
               (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

          (c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

          (d) Prudential Insurance Company of America hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Insurance Company of America.

                                403(b) ANNUITIES

The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs
(1)-(4) thereof.

                                   TEXAS ORP

The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-(d) of that Rule will be complied with.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Prudential Discovery Select Group Variable Contract Account, represents that this post-effective amendment is filed solely for one or more of the purposes specified in paragraph (b)(1) of Rule 485 under the Securities Act of 1933, and further represents that no material event requiring disclosure in the prospectus has occurred since the effective date of the most recent post-effective amendment to this registration statement, and the Registrant and the Depositor have duly cause this Registration Statement to be signed on their behalf, in the City of Newark, and State of New Jersey, on this 1st day of May 2002.



                                 THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT
                                 -----------------------------------------------
                                 (REGISTRANT)


                                 BY: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                     -------------------------------------------
                                     (DEPOSITOR)



By: /s/ C. CHRISTOPHER SPRAGUE
    ----------------------------------------
        C. Christopher Sprague
        Vice President and Corporate Counsel
    ----------------------------------------
             (Signature and Title)

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Prudential Discovery Select Group Variable Contract Account, represents that this post-effective amendment is filed solely for one or more of the purposes specified in paragraph (b)(1) of Rule 485 under the Securities Act of 1933, and further represents that no material event requiring disclosure in the prospectus has occurred since the effective date of the most recent post-effective amendment to this registration statement, and the Registrant and the Depositor have duly cause this Registration Statement to be signed on their behalf, in the City of Newark, and State of New Jersey, on this 1st day of May 2002.




SIGNATURE AND TITLE
--------------------

/s/            *                            /s/            *
----------------------------------          ------------------------------------
    ARTHUR F. RYAN                              CAROLYNE K. DAVIS
    CHAIRMAN OF THE BOARD, PRESIDENT            DIRECTOR
    AND CHIEF EXECUTIVE OFFICER


/s/            *                            /s/            *
----------------------------------          ------------------------------------
    ANTHONY S. PISZEL                           ALLAN D. GILMOUR
    VICE PRESIDENT AND CONTROLLER               DIRECTOR
    (CHIEF ACCOUNTING OFFICER)


/s/            *                            /s/            *
----------------------------------          ------------------------------------
    RICHARD J. CARBONE                          WILLIAM H. GRAY, III
    SENIOR VICE PRESIDENT AND                   DIRECTOR
    CHIEF FINANCIAL OFFICER


/s/            *                            /s/            *
----------------------------------          ------------------------------------
    FRANKLIN E. AGNEW                           JON F. HANSON
    DIRECTOR                                    DIRECTOR


/s/            *                            /s/            *
----------------------------------          ------------------------------------
    FREDERIC K. BECKER                          GLEN H. HINER
    DIRECTOR                                    DIRECTOR


/s/            *
----------------------------------
    GILBERT F. CASELLAS
    DIRECTOR


/s/            *
----------------------------------
    JAMES G. CULLEN
    DIRECTOR

                                            *By: C. CHRISTOPHER SPRAGUE
                                            ------------------------------------
                                                 C. CHRISTOPHER SPRAGUE
                                                 (ATTORNEY-IN-FACT)



                                                                May 1, 2002

SIGNATURE AND TITLE
--------------------

/s/            *                            /s/            *
----------------------------------          ------------------------------------
    CONSTANCE J. HORNER                         RICHARD M. THOMSON
    DIRECTOR                                    DIRECTOR


/s/            *                            /s/            *
----------------------------------          ------------------------------------
    GAYNOR N. KELLEY                            JAMES A. UNRUH
    DIRECTOR                                    DIRECTOR


/s/            *                            /s/            *
----------------------------------          ------------------------------------
    BURTON G. MALKIEL                           P. ROY VAGELOS, M.D.
    DIRECTOR                                    DIRECTOR


/s/            *                            /s/            *
----------------------------------          ------------------------------------
    IDA F.S. SCHMERTZ                           STANLEY C. VAN NESS
    DIRECTOR                                    DIRECTOR



/s/            *                            /s/            *
----------------------------------          ------------------------------------
    CHARLES R. SITTER                           PAUL A. VOLCKER
    DIRECTOR                                    DIRECTOR


/s/            *
----------------------------------
    DONALD L. STAHELI
    DIRECTOR


                                            *By: C. CHRISTOPHER SPRAGUE
                                            ------------------------------------
                                                 C. CHRISTOPHER SPRAGUE
                                                 (ATTORNEY-IN-FACT)



                                                                May 1, 2002

                                 EXHIBIT INDEX


Exhibit No.                       Description
-----------                       -----------

     9 Consent and Opinion of C. Christopher Sprague, Assistant General Counsel, The Prudential Insurance Company of America, as to the legality of the securities being registered.

    10(a)    Consent of PricewaterhouseCoopers LLP, independent accountants.

    10(b)    Consent of Shea & Gardner.

    13       Schedule of Computation of Performance Calculations.